UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )
Filed by the Registrant
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Filed by a Party other than the Registrant
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Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
HEXCEL CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on May 8, 2025

The Annual Meeting of Stockholders of Hexcel Corporation will be held on May 8, 2025 at 10:30 a.m., eastern daylight time, for the following purposes:

1.	To elect nine directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified;

2.	To vote on a proposal to approve, on an advisory, non-binding basis, the company’s 2024 executive compensation;

3.	To vote on a proposal to ratify the appointment of Ernst & Young LLP as the company’s independent registered public accounting firm for 2025;

4.	To approve the amendment and restatement of the Hexcel Corporation 2016 Employee Stock Purchase Plan, including to increase available shares; and

5.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

This year’s meeting will be a “virtual meeting” of stockholders. You will be able to attend the meeting, vote, and submit your questions during the meeting via live webcast by visiting www.virtualshareholdermeeting.com/HXL2025. To participate in the annual meeting, you will need the 16-digit control number included in the Notice of Internet Availability of Proxy Materials, the proxy card or the voting instruction card mailed to you. Online check-in will begin at 10:15 a.m., eastern daylight time. Please allow time for the online check-in procedures.

As permitted by the rules of the Securities and Exchange Commission, we are also pleased to be furnishing our proxy materials to stockholders primarily over the Internet. We believe this process expedites stockholders’ receipt of the materials, lowers the cost of our meeting, and conserves natural resources. On or about March 25, 2025, we will mail to our stockholders (other than those who previously requested electronic delivery or a printed copy of our proxy materials) a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials and vote online. Such notice is not a proxy card and cannot be used to vote your shares. The notice will also include instructions on how you can receive a paper copy of the proxy materials.

The Board of Directors has fixed the close of business on March 13, 2025, as the record date for determination of the stockholders entitled to vote at the meeting or any adjournments or postponements thereof.

By order of the Board of Directors

Gail E. Lehman

Executive Vice President, Chief Legal and Sustainability Officer, and Secretary

Dated: March 25, 2025

YOUR VOTE IS IMPORTANT. WE ENCOURAGE YOU TO VOTE BY PROXY BY CASTING YOUR VOTE THROUGH THE INTERNET, BY TELEPHONE, OR BY MAIL, EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING ONLINE.

IMPORTANT NOTICE REGARDING THE

AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 8, 2025

The proxy statement, annual report to stockholders and related materials are available at www.proxyvote.com.

Frequently Referenced Pages

Proxy Summary	ii

Board Skills	iv

Board Biographies	3

Risk Oversight	15

Executive Biographies	20

Compensation Overview	25

Summary Compensation Table	46

Pay versus Performance	62

This proxy statement is furnished to the holders of common stock of Hexcel Corporation (“Hexcel,” the “company,” “we,” “us” or “our”) in connection with the solicitation of proxies by Hexcel on behalf of the board of directors of the company (the “board of directors” or the “board”) for use at the Annual Meeting of Stockholders, or any adjournments or postponements thereof, to be held on May 8, 2025 (the “Annual Meeting”). The proxy materials, including this proxy statement, our annual report to stockholders, and form of proxy card, or the Notice of Internet Availability of Proxy Materials (the “Notice”), are first being distributed or made available to stockholders on or about March 25, 2025.

This document includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our sustainability goals, targets, commitments, plans and strategies. These statements involve risks and uncertainties and are based on current expectations, are inherently uncertain and are subject to changing assumptions. Actual results could differ materially from any future results expressed or implied by the forward-looking statements for a variety of reasons, including due to the risks and uncertainties that are discussed in our most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings. We do not undertake any obligation to update our forward-looking statements to reflect future events or circumstances, except as otherwise required by law. No assurance can be given that any plan, initiative, projection, goal, target, commitment, expectation, or prospect set forth in this proxy statement can or will be achieved. The inclusion of such statements is not an indication that these contents are necessarily material to investors or required to be disclosed in Hexcel’s filings with the Securities and Exchange Commission (the “SEC”).

Although we include references to our website throughout this proxy statement, information contained on or accessible through our website, including any reports, is not a part of, and is not incorporated by reference into, this proxy statement or any other report or document we file with the SEC. Any reference to our website throughout this proxy statement is intended to be an inactive textual reference only.

SUSTAINABILITY

SUSTAINABILITY

Our Commitment to Sustainability

Hexcel is a sustainability solution for its customers, providing lightweight composite materials that support greater fuel-efficiency, lower CO2 emissions and reduced noise pollution. We are committed to operating our company with the same focus on sustainability and safety that is demonstrated by our products to drive long-term excellence and success.

2024 Highlights

We strive to make meaningful progress every year and create value for Hexcel by executing activities that are aligned to our sustainability priorities and the expectations of our stakeholders.

Keeping Customers at Our Core Evaluating opportunities to increase our use of sustainable materials, renewable energy and life cycle assessments (LCAs) to enhance the sustainability of our products.	Delivering on Our Commitment to Safety Maintaining our world-class safety record by further reducing our total recordable incident rate (TRIR) in 2024 to achieve our safest year yet.	Enhancing Our Operational Efficiency Continuously improving the sustainability of our operations, with 5 sites powered by 100% renewable electricity and 4 sites sending zero waste to landfill.	Increasing Our Transparency Increasing our data disclosure and participating in key sustainability assessments, resulting in a B rating for CDP and a silver medal from EcoVadis.	Strengthening Our Sourcing Practices Enhancing our supplier due diligence efforts by launching a new sustainability survey in 2024 to assess 100% of our critical direct materials suppliers.

Our Sustainability Oversight

We maintain multiple levels of sustainability oversight, ensuring a comprehensive review of our activities and effective integration of sustainability throughout our business strategy.

Board of Directors	Nominating, Governance & Sustainability Committee
Lead: Chairman, CEO & President Oversees the integration of sustainability into Hexcel’s business strategy to advance long-term financial and sustainability objectives.

Lead: Chair, Nominating, Governance & Sustainability Committee

Supports the board in its oversight of sustainability by regularly reviewing the company’s sustainability strategy, including initiatives, goals, policies and disclosures in the company’s key areas of focus.

Executive Leadership Team	Sustainability Strategy Team
Lead: Chairman, CEO & President Oversees our sustainability program and enables business functions to implement projects to drive continuous improvement and value creation.

Lead: EVP, Chief Legal & Sustainability Officer

Cross-functional team of global Hexcel leaders responsible for driving our sustainability strategy and executing sustainability initiatives, goals, policies and disclosures.

AS PART OF OUR COMMITMENT TO DO THE RIGHT THING WITH TRANSPARENCY, WE INVITE YOU TO VISIT OUR SUSTAINABILITY SITE WWW.HEXCEL.COM/SUSTAINABILITY/ FOR MORE INFORMATION.

2025 PROXY STATEMENT	i

2025 PROXY STATEMENT SUMMARY

2025 PROXY STATEMENT SUMMARY

This summary highlights selected information contained in this proxy statement. Please read the entire proxy statement carefully before voting your shares.

The Meeting

TO BE HELD ON May 8, 2025	VIRTUAL MEETING www.virtualshareholdermeeting.com/HXL2025
TIME 10:30 a.m., eastern daylight time	RECORD DATE March 13, 2025

You will be eligible to vote your shares of common stock at the Annual Meeting if you were a stockholder of record at the close of business on March 13, 2025. As of that date, 80,389,391 shares of common stock were issued and outstanding. The holders of 40,194,696 shares will constitute a quorum at the Annual Meeting.

Proposal and Board Recommendations

Proposal No.	Proposal	Board Recommendation	Page No.

1	Elect nine directors	FOR all nominees	1

2	Approve, on an advisory, non-binding basis, 2024 executive compensation	FOR	60

3	Ratify the appointment of Ernst & Young LLP as the company’s independent registered public accounting firm for 2025	FOR	71

4	Approve the amendment and restatement of the Hexcel Corporation 2016 Employee Stock Purchase Plan, including to increase available shares	FOR	72

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2025 PROXY STATEMENT SUMMARY

Board Nominee Snapshot

2025

David H. Li
Director Since: 2025

Thomas C. Gentile III
Director Since: 2024

James J. Cannon
Director Since: 2024

Dr. Patricia A. Hubbard
Director Since 2024

Catherine A. Suever
Director Since 2018

Cynthia M. Egnotovich
Director Since 2015

Guy C. Hachey
Director Since 2014

Nick L. Stanage
Director Since 2013

Jeffrey C. Campbell**
Director Since 2003

2003

2
77.8%
INDEPENDENT
7

INDEPENDENT DIRECTORS

62 years
AVERAGE AGE
3
2
4
50-60
60-65
65-70

BOARD MEMBER AGE

7 years
AVERAGE TENURE
4
1
4
0-5
6-10
11+

BOARD MEMBER TENURE

* Chairman and CEO **Lead Director

2025 PROXY STATEMENT	iii

2025 PROXY STATEMENT SUMMARY

Director Skills and Experience and Board Committees

iv

2025 PROXY STATEMENT SUMMARY

Corporate Governance Highlights

We believe that our corporate governance practices generally reflect best practices consistent with Hexcel’s and our stockholders’ interests. Key features of our corporate governance practices include:

BOARD INDEPENDENCE

◾  Seven of nine director nominees are independent

◾  Independent lead director empowered with broad responsibilities and governance duties

◾  CEO is the only director who is currently a member of management

◾  All board committees are composed exclusively of independent directors

BOARD PRACTICES

◾  Annual elections for all directors

◾  Majority voting policy triggering resignation in uncontested elections of directors

◾  Annual board and board committee self-evaluations, and peer review of individual directors every other year

◾  Regular review of committee chair and member rotation

◾  Mandatory retirement age of 70 for directors

◾  Regular executive sessions of board and committees without management present

◾  Director resignation policy for material changes in principal occupation

◾  Limits on director “overboarding”

OTHER BEST PRACTICES

◾  One class of stock with equal voting rights

◾  Comprehensive enterprise risk, succession and business strategy oversight

◾  Policies prohibiting hedging and pledging Hexcel stock by directors and officers

◾  Robust stockholder engagement and outreach to allow for management and the board to understand and consider issues that matter most to stockholders, including executive compensation, corporate governance practices and sustainability matters

Stock Ownership

Executive Compensation Highlights

Our compensation philosophy is to deliver pay for performance that is aligned with stockholders’ interests, and we follow a number of compensation practices designed to provide a level of performance that creates sustainable value for our stockholders.

Annual Say-on-Pay vote	No excise tax gross-up under severance agreements or under our Executive Severance Policy

Pay for performance – 85% of target CEO pay in 2024 was variable and at risk	No repricing of any stock options, including underwater stock options, without stockholder approval

Challenging performance targets under short-term and long-term incentive programs	No dividends on performance share awards or restricted stock units unless performance goals or time-based vesting conditions are met

Multi-year vesting period for equity incentive awards	No pledging, hedging or short selling by our directors or by any Hexcel employee, including executive officers

Caps on incentive payouts	No excessive executive perquisites

Robust stock ownership guidelines – 6x base salary for CEO

Mandatory and discretionary clawback policies for executive officer incentive-based compensation

2025 PROXY STATEMENT	v

2025 PROXY STATEMENT SUMMARY

Fiscal 2024 Performance Highlights

In 2024, our total sales grew 6% and our annual adjusted EPS grew 12% year-over-year from improved operating leverage. Commercial Aerospace, our largest end-market segment, generated 12% sales growth year-over-year.

$1,903M Sales were $1,903 million in 2024, an increase of 6.4% compared to 2023.	$1.59 Diluted earnings per share was $1.59 in 2024, compared to $1.24 in 2023.	$289.9M Net cash provided by operating activities was $289.9 million in 2024, compared to $257.1 million in 2023.

$2.03

Adjusted diluted earnings per share was $2.03 in 2024, as compared to $1.81 in 2023. Adjusted diluted earnings per share is a non-GAAP financial measure. See Annex A to this proxy statement for a reconciliation of GAAP diluted earnings per share to adjusted diluted earnings per share.

$202.9M

Free cash flow, a non-GAAP financial measure, was $202.9 million in 2024, compared to $148.9 million in 2023. Free cash flow equals our net cash provided by operating activities minus capital expenditures, which were $87.0 million in 2024 and $108.2 million in 2023.

Hexcel completed 2024 with strong sales driven by double-digit growth in the Commercial Aerospace market, double-digit year-over-year growth in adjusted earnings per share, and strong cash generation.

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2025 PROXY STATEMENT SUMMARY

QUESTIONS AND ANSWERS

Why is Hexcel holding the Annual Meeting virtually this year?

The board of directors has determined to hold the Annual Meeting virtually. The Annual Meeting will be conducted exclusively online via a live audio-only webcast, in order to provide expanded access, improved communication and cost savings for our stockholders. We believe that hosting a virtual meeting enables more stockholders to attend and participate in the meeting.

What is required in order to attend the Annual Meeting?

A summary of the information you need to attend the Annual Meeting online is provided below:

∎	Any stockholder on the record date can attend the Annual Meeting via the Internet at www.virtualshareholdermeeting.com/HXL2025

∎	Webcast starts at 10:30 a.m., eastern daylight time

∎	Online check-in will begin at 10:15 a.m., eastern daylight time

∎	Please have the 16-digit control number included in the Notice, the proxy card or the voting instruction card delivered to you on hand to access the Annual Meeting

∎	Stockholders may vote and submit questions electronically while attending the Annual Meeting on the Internet

∎	If you are a beneficial owner of shares and did not receive a 16-digit control number in the Notice, the proxy card or the voting instruction card delivered to you, please contact your broker, bank or other nominee well in advance of the Annual Meeting for instructions on how to obtain a 16-digit control number and access the virtual meeting as a “stockholder”

∎	If you do not have or are unable to timely obtain a 16-digit control number, you may still attend the Annual Meeting as a guest in listen-only mode

A webcast replay of the Annual Meeting will be available beginning on May 9, 2025 until June 8, 2025 on the Investor Relations section of our website.

What if I need technical assistance accessing or participating in the virtual Annual Meeting?

If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual stockholders’ meeting log-in page. Technical support will be available starting at 10:15 a.m., eastern daylight time, on May 8, 2025.

In the event of technical difficulties with the Annual Meeting, we expect that an announcement will be made on www.virtualshareholdermeeting.com/HXL2025. If necessary, the announcement will provide updated information regarding the date, time, and location of the Annual Meeting. Any updated information regarding the Annual Meeting will also be posted on our Investor Relations section of our website at investors.hexcel.com.

Can I ask questions at the Annual Meeting?

If you would like to submit a question, you may do so by joining the virtual Annual Meeting at www.virtualshareholdermeeting.com/HXL2025, entering the 16-digit control number included in the Notice, the proxy card or the voting instruction card delivered to you, typing your question in the “Ask a Question” box in the Annual Meeting portal, and clicking submit. You may also submit a question in advance of the Annual Meeting at www.proxyvote.com after logging in with your 16-digit control number. You may submit questions in advance until 11:59 p.m., eastern daylight time on May 7, 2025.

We ask that you limit your remarks to a brief question that is relevant to the Annual Meeting or our business. Questions may be ruled as out of order if they are, among other things, profane, irrelevant to our business, related to pending or threatened litigation, disorderly, or repetitious of statements already made. In addition, questions may be grouped by topic by our management with a representative question read aloud and answered. Stockholders will be limited to one question each unless time otherwise permits. Questions will be addressed in the Q&A portion of the Annual Meeting, and we will also respond to questions on an individual basis or, if the question meets the guidelines established for the Annual Meeting, we will post answers on the Investor Relations section of our website after the Annual Meeting.

Who is entitled to vote at the Annual Meeting?

You will be eligible to vote your shares of common stock at the Annual Meeting if you were a holder of our common stock at the close of business on March 13, 2025, the record date for the Annual Meeting. Each share of common stock that you hold will entitle you to cast one vote with respect to each matter that will be voted on at the Annual Meeting.

2025 PROXY STATEMENT	vii

2025 PROXY STATEMENT SUMMARY

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with our transfer agent, Equiniti Trust Company, you are considered the stockholder of record or a “record holder” with respect to those shares, and you may vote those shares in the manner described in this proxy statement.

Most of our stockholders hold their shares as a beneficial owner through a broker, bank or other nominee, rather than directly in their own name. If your shares are held through a broker, bank or other nominee, you are considered the “beneficial owner” of the shares. As the beneficial owner, you generally have the right to direct your broker, bank or other nominee on how to vote your shares. Your broker, bank or other nominee is responsible for providing you with a voting instruction form for your use to give instructions as to how your shares are to be voted.

Why did I receive a “Notice of Internet Availability of Proxy Materials” instead of a paper copy of the proxy materials?

The SEC’s rules allow us to furnish our proxy materials over the Internet instead of mailing a printed copy to each stockholder of record. If you receive the Notice by mail, you will not receive a printed copy of the proxy materials other than as described in this proxy statement. Instead, the Notice will instruct you as to how you may access and review the proxy materials. The Notice will also instruct you as to how you may submit your proxy over the Internet. If you receive a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting proxy materials included in the Notice.

On or about March 25, 2025, we will mail the Notice to our stockholders (other than those who previously requested electronic delivery or a printed copy of our proxy materials). The proxy statement and the form of proxy relating to the Annual Meeting will be made available to our stockholders on the date that the Notice is first sent.

Using this method of delivery contributes to our sustainability efforts, expedites receipt of proxy materials by our stockholders and reduces the cost of producing and mailing the full set of proxy materials.

How do I vote?

The process for voting your shares depends on how your shares are held. Generally, as discussed above, you may hold shares as a record holder (that is, in your own name) or as a beneficial owner (that is, through a nominee, such as a broker or bank). You may also hold shares as a participant in one of our employee benefit plans.

Voting by record holders

If you are a record holder and received your proxy materials by mail, you may vote your shares by completing, signing, and dating the proxy card and mailing it using the enclosed return envelope.

You also may vote prior to the Annual Meeting via the Internet, in the manner described on the Notice or the proxy card, including by scanning the QR code provided on the Notice or proxy card with your mobile device, or via telephone, in the manner described on the proxy card. In each case, you will need the 16-digit control number included in the Notice or the proxy card delivered to you in order to vote.

Finally, you may attend the Annual Meeting (virtually) and vote online during the Annual Meeting. The Annual Meeting can be accessed by visiting www.virtualshareholdermeeting.com/HXL2025 and entering the 16-digit control number included in the Notice or the proxy card delivered to you. Please have your 16-digit number in hand when you access the website and then follow the instructions. Online check-in will begin at 10:15 a.m., eastern daylight time. Please allow time for the online check-in procedures. Even if you plan to virtually attend the Annual Meeting, we recommend that you vote by proxy prior to the Annual Meeting so that your vote will be counted if you later decide not to attend the Annual Meeting.

Voting by beneficial holders

If you are a beneficial owner, you should receive separate instructions from your broker, bank or other nominee describing how to vote. As a beneficial owner, you have the right to instruct the person or organization holding your shares on how to vote your shares.

Voting by participants in an employee benefit plan

If you hold shares through our Employee Stock Purchase Plan or our 401(k) savings plan, your proxy card includes the number of shares allocated to your plan account. Your proxy card will serve as a voting instruction form for these shares for the applicable plan custodian or trustee to vote your shares. With respect to the 401(k) savings plan, all shares of common stock for which the trustee has not received timely instructions will be voted by the trustee in the same proportion as the shares of common stock for which the trustee received timely instructions, unless inconsistent with applicable law. With respect to our Employee Stock Purchase Plan, we consider all shares of common stock for which the custodian has not received timely instructions not present for quorum purposes, and those shares will not be voted by the custodian.

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2025 PROXY STATEMENT SUMMARY

Our distribution agent, Broadridge Financial Solutions, Inc. (“Broadridge”), provides proxy materials to participants in these plans on behalf of the custodian or trustee. If you are a plan participant and also a record holder, Broadridge may combine the shares registered directly in your name and the shares credited to your applicable plan account onto one proxy card. If Broadridge does not combine your shares, you will receive more than one Notice or set of proxy materials. In that case, you will need to submit a vote for each set of shares. The vote you submit via the Internet, telephone or proxy card will serve as your voting instructions to the custodian or trustee. To allow sufficient time for voting by your custodian or trustee, your voting instructions must be received by 10:30 a.m., eastern daylight time, on May 5, 2025.

What does it mean if I receive more than one Notice, proxy card or voting instruction form?

If your shares are held in more than one account, you will receive a Notice, a proxy card or a voting instruction form for each account. To ensure that all of your shares are voted, please follow the voting submission instructions you receive for each account.

How does the board of directors recommend that I vote?

The board recommends that you vote:

◾ FOR the election of the nine director nominees;

◾ FOR the approval, on an advisory, non-binding basis, of the company’s 2024 executive compensation;

◾ FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2025; and

◾ FOR the approval of the amendment and restatement of the Hexcel Corporation 2016 Employee Stock Purchase Plan, including to increase available shares.

What if I return my proxy card or otherwise vote, but do not vote for all of the proposals?

All properly voted shares that we receive prior to the deadlines described in your Notice, proxy card or voting instruction form will be voted at the Annual Meeting. The persons designated on the proxy card as “proxies” (the “proxy holders”) will vote all shares covered by the proxy in accordance with your instructions. If no instructions are given on a valid proxy, the proxy holders will vote the shares in accordance with the board’s recommendations.

If any other matter properly comes before the Annual Meeting, the proxy holders will vote the shares in their discretion. If any director nominee becomes unavailable for election for any reason prior to the vote at the Annual Meeting, the board may reduce the number of directors to be elected or substitute another person as nominee, in which case the proxy holders will vote for the substitute nominee.

What is a broker “non-vote”?

A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that proposal and has not received voting instructions from the beneficial owner. Under New York Stock Exchange (“NYSE”) rules, brokers are not permitted to vote on matters that are not considered “routine,” including the election of directors, the advisory vote on the compensation of our named executive officers and the amendment and restatement of the Hexcel Corporation 2016 Employee Stock Purchase Plan, including to increase available shares; therefore, if your shares are held by a broker, you must provide voting instructions if you want your broker to vote on these matters. Ratification of the appointment of Ernst & Young is considered a “routine” matter; therefore, your broker generally will have discretion to vote your shares on this proposal if you do not provide voting instructions.

How do I revoke a proxy?

If you are a record holder and have provided a proxy, you may revoke it at any time prior to the Annual Meeting by:

◾	giving written notice of revocation to our Corporate Secretary at Hexcel Corporation, Attention: Corporate Secretary, Two Stamford Plaza, 281 Tresser Boulevard, Stamford, Connecticut 06901, or by email to CorporateSecretary@hexcel.com, with a later date than the date of any proxy you previously provided, so long as the revocation is received by our Corporate Secretary prior to the Annual Meeting;

◾	submitting a new, properly completed, subsequently dated proxy (whether by proxy card, online, or telephone), so long as it is received prior to the applicable voting deadline described in the Notice or proxy card; or

◾	joining the Annual Meeting and voting online during the meeting.

If you are a beneficial owner, you should contact your broker, bank, or other nominee for instructions on how to revoke your proxy or change your vote. If you are an employee stockholder who holds shares through one of our benefit plans, you should contact the trustee or custodian for instructions on how to revoke your proxy or change your vote.

2025 PROXY STATEMENT	ix

2025 PROXY STATEMENT SUMMARY

What are the quorum and vote requirements?

A quorum of stockholders is necessary to hold a valid Annual Meeting. A quorum will exist if a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting are present at the virtual Annual Meeting online or represented by proxy at the Annual Meeting. As of the record date, March 13, 2025, 80,389,391 shares of our common stock were issued and outstanding. The holders of 40,194,696 shares will constitute a quorum at the Annual Meeting. Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present.

The following table indicates the vote required for approval of each matter to be presented to the stockholders at the Annual Meeting and the effect of abstentions and broker non-votes.

	Required Vote	Effect of Abstentions and Broker Non-Votes
Proposal 1 — Elect nine directors	Number of votes cast “for” the nominee must exceed the number of votes cast “against” that nominee.	Abstentions and broker non-votes will have no effect on the voting for this matter.
Proposal 2 — Approve, on an advisory, non-binding basis, the company’s 2024 executive compensation	Affirmative vote of a majority of the shares of common stock present in person (virtually) or represented by proxy and entitled to vote.	Abstentions will count as a vote “against.” Broker non-votes will have no effect on the voting for this matter.
Proposal 3 — Ratify the appointment of Ernst & Young LLP as the company’s independent registered public accounting firm for 2025	Affirmative vote of a majority of the shares of common stock present in person (virtually) or represented by proxy and entitled to vote.

Abstentions will count as a vote “against.” Broker non-votes (if any) will have no effect on the voting for this matter. As this is a “routine” proposal, if you do not provide voting instructions to your broker, your broker generally will have discretion to vote your shares on this proposal.

Proposal 4 — Approve the amendment and restatement of the Hexcel Corporation 2016 Employee Stock Purchase Plan, including to increase available shares	Affirmative vote of a majority of the shares of common stock present in person (virtually) or represented by proxy and entitled to vote.	Abstentions will count as a vote “against.” Broker non-votes will have no effect on the voting for this matter.

How may the company solicit my proxy?

We will pay all costs of preparing, assembling, printing and distributing the proxy materials. We have retained MacKenzie Partners, Inc. to assist in soliciting proxies for a fee of approximately $13,000, plus reasonable out-of-pocket expenses. Our employees may solicit proxies on behalf of our board through the mail, in person, by telephone or by other forms of electronic communication, without additional compensation. We will reimburse brokers, banks and other nominees who hold shares of common stock in their names for the expenses of furnishing proxy materials to beneficial owners of the shares.

How will the votes at the Annual Meeting be tabulated?

At the Annual Meeting, Broadridge will tabulate all votes cast online during the Annual Meeting or by proxy. Its officers, employees or agents will serve as inspectors of election.

Where will I find the voting results on the proposals presented at the Annual Meeting?

We intend to announce the preliminary voting results at the Annual Meeting. We will publish the final voting results in a Current Report on Form 8-K that we will file with the SEC, within four business days following the Annual Meeting.

How may I obtain a copy of the Annual Report and proxy materials?

We will provide by mail or by email, without charge, a copy of our Annual Report on Form 10-K for the year ended December 31, 2024 (not including exhibits and documents incorporated by reference), this proxy statement, and the Annual Report and proxy materials for future Annual Meetings (once available) at your request. Please follow the instructions as set forth in the Notice, or you may direct your request to Hexcel Corporation, Attention: Vice President, Investor Relations, Two

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2025 PROXY STATEMENT SUMMARY

Stamford Plaza, 281 Tresser Boulevard, Stamford, Connecticut 06901, or by email to InvestorRelations@hexcel.com. These materials also are available, free of charge, at www.proxyvote.com and on our website at www.hexcel.com. Requests for materials relating to the Annual Meeting must be made by April 24, 2025 to facilitate timely delivery.

Several stockholders live at my address. Why did we receive only one copy of the Notice or one set of proxy materials?

We typically deliver only one copy of the Notice or one set of the proxy materials to multiple stockholders at the same address,

unless we have received contrary instructions from one or more of the stockholders. We will, upon written or oral request, promptly deliver a separate copy of the Notice or proxy materials to a stockholder at a shared address to which a single copy was delivered. Record holders who wish to receive a separate copy of the Notice or proxy materials in the future, or record holders sharing an address who wish to receive a single copy of the Notice or proxy materials in the future, should notify our company’s Corporate Secretary at Hexcel Corporation, Attention: Corporate Secretary, Two Stamford Plaza, 281 Tresser Boulevard, Stamford, Connecticut 06901, by email to CorporateSecretary@hexcel.com, or by telephone at +1 (203) 969-0666. Beneficial owners who have the same address and wish to receive a separate copy of the Notice or proxy materials in the future should contact their broker, bank, or other nominee.

2025 PROXY STATEMENT	xi

PROPOSAL 1—ELECTION OF DIRECTORS

PROPOSAL 1—ELECTION OF DIRECTORS

At the Annual Meeting, nine directors will be elected to hold office until the 2026 Annual Meeting of Stockholders and until their successors are duly elected and qualified. All nominees identified in this proxy statement for election to the board are currently serving as directors of the company.

Majority Voting Standard for Election of Directors

Our Bylaws provide for a majority voting standard for the election of directors in uncontested elections. Under this standard, which will apply to the election of directors at the Annual Meeting, a director nominee will be elected only if the number of votes cast “for” that nominee exceeds the number of votes cast “against” that nominee. Broker non-votes and abstentions will have no effect on the outcome of the vote. If a nominee who currently is serving as a director is not elected or reelected, Delaware law provides that the director will continue to serve on the board. However, each incumbent director nominee standing for election or reelection must submit an irrevocable resignation in advance of the stockholder vote regarding the election of directors. The resignation is contingent upon both the director not receiving the required vote for election or reelection and the board’s acceptance of the resignation, which the board, in its discretion and in accordance with the procedures described below, may reject if it deems such rejection to be in the best interests of the company.

Prior to the board’s determination to accept or reject a resignation, the nominating, governance and sustainability committee, composed entirely of independent directors, will make a recommendation to the board with respect to the tendered resignation. The board will take action on the committee’s recommendation within 90 days following the meeting at which the election of directors occurred. An incumbent director whose resignation is the subject of the board’s determination is not permitted to participate in the deliberations or votes of the committee or the board regarding the resignation.

In the case of contested elections (a situation in which the number of nominees exceeds the number of directors to be elected, which is not the case with respect to the election of directors at the Annual Meeting), a plurality voting standard will apply, and the directors with the highest number of “for” votes will be elected.

2025 PROXY STATEMENT	1

PROPOSAL 1—ELECTION OF DIRECTORS

Information Regarding the Director Nominees

Nine of our 10 current directors have been nominated for election to the board at the Annual Meeting. Thomas A. Gendron previously informed the board of his intention not to stand for reelection at the Annual Meeting and, therefore, effective as of the date of the Annual Meeting, the size of the board will be reduced to nine. Proxies cannot be voted for a greater number of persons than the number of nominees named.

In determining that the nine director nominees should continue to serve on our board, the nominating, governance and sustainability committee considered, among other factors, certain key attributes, experience, qualifications and skills that the board considers valuable to ensure effective oversight of the company, which we refer to as “core competencies.” These core competencies are defined on page iv and are listed in each director nominee’s biography, as applicable. The nominating, governance and sustainability committee also considered the experience of the director nominees in other key subject areas, including financing, mergers and acquisitions, investor relations, and risk management and compliance; collegiality and the ability to work together as a group; outstanding integrity and business judgment; and the ability to ask probing questions during board discussions and to carefully scrutinize significant business and other proposals suggested by management. The graphic below illustrates how the nine director nominees collectively represent the core competencies. These indicators are intended to be a high-level summary and not a comprehensive list of each director’s skills or contributions to the board.

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PROPOSAL 1—ELECTION OF DIRECTORS

Thomas C. Gentile III

Chairman, Chief Executive Officer and President Hexcel Corporation Age: 60 Director Since: 2024

Career Highlights

◾  Chairman (since December 2024) and Chief Executive Officer, President and director (since May 2024) of the company

◾  Former President and Chief Executive Officer of Spirit AeroSystems Holdings, Inc., a publicly traded aerospace components company (2016-2023)

◾  Prior leadership roles of increasing significance at General Electric Company (2008-2016), including President and Chief Operating Officer of GE Capital Corporation, President and CEO of GE Healthcare Systems, and President and CEO of GE Aviation Services

◾  Executive Advisor to the Dean of the Barton School of Business at Wichita State University

◾  Serves on the Board of Advisors to the Smithsonian National Air and Space Museum

◾  President-elect of the Wings Club Foundation

Former Public Company Directorships

◾  Spirit AeroSystems Holdings, Inc. (2016-2023)

Core Competencies:

◾  Extensive experience in the aerospace and space and defense industries

◾  Significant experience in compliance, risk management, financing, systems solutions, investor relations, and sustainability strategy

◾  Senior leadership and management positions in the commercial aviation industry

Jeffrey C. Campbell

Retired Vice Chairman and Chief Financial Officer American Express Company Age: 64 Director Since: 2003 (Lead Director since 2018) Committees: Audit; Nominating, Governance and Sustainability

Career Highlights

◾  Former Vice Chairman (April 2021-March 2024) and Chief Financial Officer (August 2013-August 2023) of American Express Company, a global services company; previously Executive Vice President, Chief Financial Officer (August 2013-April 2021)

◾  Former Executive Vice President and Chief Financial Officer of McKesson Corporation (2004-2013)

◾  Positions of increasing significance at American Airlines (1990-2003), including Senior Vice President and Chief Financial Officer of AMR Corp., then parent company of American Airlines

Other Current Public Company Directorships

◾  Aon plc, since March 2018 (audit committee (chair); organization and compensation committee)

◾  Marathon Petroleum Company, since November 2024 (audit committee; compensation and organizational development committee)

Core Competencies:

◾  Extensive finance and accounting experience; SEC “audit committee financial expert”

◾  Significant experience in compliance, risk management, financing, systems solutions, investor relations, and sustainability strategy

◾  Senior leadership and management positions in the commercial aviation industry

◾  In-depth knowledge of the company’s operations, customers and product base

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PROPOSAL 1—ELECTION OF DIRECTORS

James J. Cannon

President and Chief Executive Officer AM General LLC Age: 54 Director Since: 2024 Committees: Compensation

Career Highlights

◾  President and Chief Executive Officer AM General LLC, a heavy vehicle and contract automotive manufacturer, since September 2021

◾  Former Chief Executive Officer of FLIR Systems Inc. (now known as Teledyne FLIR LLC) prior to its acquisition by Teledyne Technologies, which specializes in the design and production of thermal imaging cameras and sensors (June 2017-June 2021)

◾  Prior leadership roles of increasing significance at Stanley Black & Decker, Inc., including President, Stanley Security for North America and Emerging Markets

◾  Served in the U.S. Army as an Infantryman and Armor Officer

Former Public Company Directorships

◾  FLIR Systems Inc. (2017-2021)

◾  Lydall Inc. (2017-2021)

Core Competencies:

◾  Extensive knowledge and experience in executive leadership and operational and management issues relevant to global manufacturing environments, in particular for defense technologies

◾  Significant strategy and marketing experience in the defense, aerospace and industrial industries

◾  In-depth public company governance experience

Cynthia M. Egnotovich

Retired President, Aerospace Systems Customer Service United Technologies Corporation Age: 67 Director Since: 2015 Committees: Audit; Nominating, Governance and Sustainability (Chair)

Career Highlights

◾  Former President, Aerospace Systems Customer Service of United Technologies Corporation (July 2012-November 2013)

◾  Prior leadership roles of increasing significance at Goodrich Corporation (1986-2012, when acquired by United Technologies Corporation), including Segment President, Nacelles and Interior Systems, Segment President of Engine Systems, Segment President of Electronic Systems and Segment President of Engine & Safety Systems

Other Current Public Company Directorships

◾  Triumph Group, Inc., since September 2022 (audit committee; nominating, governance and sustainability committee)

Former Public Company Directorships

◾  The Manitowoc Company (2008-2016)

◾  Welbilt, Inc. (2016-2022)

Core Competencies:

◾  Extensive senior leadership and management experience in the aerospace industry

◾  Significant experience overseeing and assessing the performance of companies, as well as their accountants

◾  In-depth global manufacturing and public company governance experience

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PROPOSAL 1—ELECTION OF DIRECTORS

Guy C. Hachey

Retired President and Chief Operating Officer Bombardier Aerospace, Inc. Age: 69 Director Since: 2014 Committees: Compensation (Chair); Nominating, Governance and Sustainability

Career Highlights

◾  Former President and Chief Operating Officer of Bombardier Aerospace, Inc. (May 2008-September 2014)

◾  Prior leadership roles of increasing significance at Delphi Corporation, including Vice President, Delphi Corporation and President, Delphi Europe, Middle East and Africa, and Executive Champion for Delphi’s global manufacturing operations

◾ Variety of manufacturing and engineering leadership positions at General Motors Corporation

Former Public Company Directorships

◾  Meggitt plc (2019-2022)

Core Competencies:

◾  Extensive manufacturing, operations, strategy, merger & acquisition and marketing experience in the aerospace and automotive industries

◾  Significant knowledge and experience in executive leadership and operational and management issues relevant to global manufacturing environments

◾  In-depth experience overseeing executive compensation

Dr. Patricia A. Hubbard

Senior Vice President and Chief Technology Officer Cabot Corporation Age: 58 Director Since: 2024 Committees: Nominating, Governance and Sustainability

Career Highlights

◾  Senior Vice President and Chief Technology Officer of Cabot Corporation, a specialty chemicals and performance materials company, since February 2018

◾  Former Vice President of R&D for the Label and Graphic Materials division in North America of Avery Dennison, an adhesive, label and packaging manufacturing company (September 2016 to February 2018)

◾  Prior leadership roles of increasing significance at Avient Corporation and General Electric

◾  Member of the American Chemical Society and National Academies’ Chemical Sciences Roundtable

Core Competencies:

◾  Ph.D. in Polymer Science and extensive experience in product development and qualification processes, including for automotive and defense industries

◾  Significant experience in development of materials for alternative energy applications and with environmental sustainability strategy implementation, including emissions reduction technology

◾  Senior leadership and management role at a global manufacturing organization with a focus on technology strategy, marketing and business integration

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PROPOSAL 1—ELECTION OF DIRECTORS

David H. Li

Chief Executive Officer and President-elect, Ingevity Corporation Age: 52 Director Since: 2025 Committees: Compensation (effective May 8, 2025)

Career Highlights

◾  Chief Executive Officer and President of Ingevity Corporation (effective April 7, 2025), a specialty chemicals and performance materials company(1)

◾  Former Chief Executive Officer, President, and a member of the board of CMC Materials, Inc. (formerly Cabot Microelectronics), a global supplier of specialty materials focused on the semiconductor and energy industries (January 2015-July 2022)

◾  Prior leadership roles of increasing significance in engineering, sourcing, investor relations, and corporate development at CMC Materials, Inc. (1997-2015), including VP Asia Pacific Region

◾  Adjunct professor at Northwestern’s Kellogg School of Management

Other Current Public Company Directorships

◾  Maxeon Solar Technologies, since September 2023 (audit committee; compensation committee; strategy and transformation committee)

Former Public Company Directorships

◾  CMC Materials, Inc. (2015-2022)

Core Competencies:

◾  Extensive operational, strategic, supply chain, merger & acquisition, sales and marketing experience in global specialty materials companies, with a deep understanding of Asian markets

◾  Significant experience overseeing and driving financial performance, growth and execution during strategic transformations and acquisitions

◾  In-depth public company governance experience

Nick L. Stanage

Retired Chairman, Chief Executive Officer and President Hexcel Corporation Age: 66 Director Since: 2013

Career Highlights

◾  Former Executive Chairman (May 2024-November 2024) of the company; previously the company’s Chairman (2014-2024), Chief Executive Officer (2013-2024), President (2009-2024), and Chief Operating Officer (2012-2013)

◾ Former President of the Heavy Vehicle Products group at Dana Holding Corporation (2005-2009)

◾  Prior leadership roles of increasing significance at Honeywell Inc. (formerly Allied Signal) (1986-2005), including Vice President Integrated Supply Chain and Technology for the Consumer Products Group, and Vice President and General Manager of the Aerospace Group’s Engine Systems and Accessories Division

Other Current Public Company Directorships

◾  TriMas Corporation, since November 2013 (compensation committee; governance and nominating committee)

Core Competencies:

◾  Extensive experience with management, strategy, financial and operational requirements of a global manufacturing company

◾  Substantial knowledge of the company’s industry, technologies, customers and product base

◾  In-depth understanding of the company’s operations, growth opportunities and challenges

(1)	Mr. Li is expected to join the board of directors of Ingevity Corporation following the company’s 2025 Annual Meeting.

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PROPOSAL 1—ELECTION OF DIRECTORS

Catherine A. Suever

Retired Executive Vice President – Finance and Administration and Chief Financial Officer Parker-Hannifin Corporation Age: 66 Director Since: 2018 Committees: Audit (Chair); Compensation

Career Highlights

◾  Former Executive Vice President—Finance and Administration and Chief Financial Officer of Parker-Hannifin Corporation, a leading worldwide manufacturer of motion and control technologies and systems (April 2017-December 2020)

◾  Prior leadership roles of increasing significance at Parker-Hannifin Corporation, including Vice President and Corporate Controller (2010-2017), Vice President and Controller, Climate & Industrial Controls Group (2008-2010), Assistant Treasurer (2007-2008), Director, Finance and Investor Relations Support (2006-2007), Manager of External Reporting and a Division Controller and Business Unit Manager for the Gas Turbine Fuel Systems Division

◾ Member of the American Institute of Certified Public Accountants

Other Current Public Company Directorships

◾ Ingredion Incorporated, since August 2021 (audit committee)

Core Competencies:

◾ Extensive experience in finance and accounting; SEC “audit committee financial expert”

◾  Significant experience in compliance, risk management, financing, systems solutions and investor relations

◾  Senior leadership and management role at a global manufacturing organization serving both aerospace and industrial markets

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

2025 PROXY STATEMENT	7

PROPOSAL 1—ELECTION OF DIRECTORS

Independence of Directors

Our board has affirmatively determined that each current member of our board of directors is, and each member of our board of directors who previously served in 2024 was, independent within the meaning of the listing standards of the NYSE, other than Messrs. Gentile and Stanage. Mr. Gentile is our current Chairman of the Board, Chief Executive Officer and President, and Mr. Stanage is our former Chairman of the Board, Chief Executive Officer and President. In addition, the board has determined that the members of the audit committee, compensation committee and nominating, governance and sustainability committee are, and were during the year ended December 31, 2024, independent within the meaning of the NYSE listing standards, including the additional independence requirements of the NYSE applicable to audit committee and compensation committee members. In making its independence determinations, the board considered the following: Mr. Campbell is a non-employee director of a company that provides consulting services to us; Ms. Egnotovich is a non-employee director of a company that was, during 2021, a customer of ours; and Mr. Hachey was, until October 2022, a non-employee director of a company that is both a customer and a supplier of ours. Further, Dr. Minus, a former director, was, from April 2024 to August 2024, a member of the company’s leadership team as Senior Vice President, Chief Technology Officer. After considering, among other things, purchases by each company that is a customer as a percentage of our total sales, our purchases of goods or services from each company that is a supplier or service provider as a percentage of such company’s total sales, and that Mr. Campbell, Ms. Egnotovich and Mr. Hachey were not employed by the companies referenced above, the board concluded that our relationships with these companies do not impair Mr. Campbell’s, Ms. Egnotovich’s or Mr. Hachey’s independence. Further, because Dr. Minus was not employed or compensated by the company other than as a non-employee director prior to her resignation from the board in April 2024, the board concluded that she was independent during her tenure on the board.

Board Service

Director Tenure

The company has a majority voting standard for the election of directors, as described above under “Majority Voting Standard for Election of Directors.”

Our corporate governance guidelines also provide that the nominating, governance and sustainability committee is required to consider the previously tendered resignation of any non-employee director who retires, changes his or her employer or experiences a significant reduction in his or her professional or employment responsibilities, and recommend to the board whether to accept such resignation. The board, on the recommendation of the committee, may decline to accept any such resignation.

Our corporate governance guidelines provide that employee directors are expected to resign from the board at the time when they are no longer employed by the company. Effective November 30, 2024, in connection with Mr. Stanage’s resignation from employment with the company, the board approved the continued appointment of Mr. Stanage as a non-employee member of the board.

In addition, it is the general policy of the company that no director having attained the age of 70 years shall be nominated for reelection or reappointment to the board.

Director Overboarding Policy

Pursuant to our corporate governance guidelines, directors may not serve on a total of more than four public company boards, and no director who serves as chief executive officer of a public company may serve on a total of more than three public company boards (including the board of the company of which such director is the chief executive officer). All of our current directors comply with our overboarding policy. However, we are aware that some of our stockholders have their own board membership policies that are more restrictive than our policy. When assessing the appropriate balance of criteria required of board members, the nominating, governance and sustainability committee considers, among other things, director time availability in light of other commitments. Accordingly, when a director joins our board, as well as during the peer evaluation process, which occurs every other year, we ensure that each director has sufficient time to be a productive member of our board and has exhibited this capacity through his or her contributions to board discussions and decision-making. Our board believes that the above policy strikes the right balance by allowing for the experience gained through membership on other boards and the time commitment needed for engaged board service.

Meetings and Standing Committees of the Board of Directors

General

During 2024, there were 10 meetings of the board, four of which were special meetings held in connection with the Chief Executive Officer transition, and 18 meetings in the aggregate of the three standing committees of the board, two of which were special meetings

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PROPOSAL 1—ELECTION OF DIRECTORS

held in connection with the Chief Executive Officer transition. Each of the incumbent directors attended or participated in at least 75% of the aggregate number of board meetings and applicable committee meetings held during 2024. A director is expected to regularly attend and participate in meetings of the board and of the committees on which the director serves, and to attend the annual meeting of stockholders, pursuant to the company’s corporate governance guidelines. Each of our then-serving directors virtually attended the last annual meeting of stockholders.

During 2024, the board had the following standing committees: audit committee; compensation committee; and nominating, governance and sustainability committee. The board may establish other special or standing committees from time to time. Members of committees serve at the discretion of the board. Each of the three standing committees operates under a charter which is reviewed at least annually by the relevant committee and approved by the board. The charter for each committee requires that all members be independent, as required by NYSE listing standards. Our board has also adopted corporate governance guidelines. All committee charters and the corporate governance guidelines are available through the Investor Relations section of our website, www.hexcel.com, under “Governance.” You may obtain a copy of any of these documents, free of charge, by directing your request to Hexcel Corporation, Attention: Vice President, Investor Relations, Two Stamford Plaza, 281 Tresser Boulevard, Stamford, Connecticut 06901, or by email to InvestorRelations@Hexcel.com.

During 2024, in connection with CEO succession planning, the board designated a special succession committee comprised of Mr. Campbell, Ms. Egnotovich, Mr. Hachey and Mr. Stanage to oversee the candidate selection process. The succession committee held 12 meetings.

The following table provides information regarding the current membership of each standing board committee (as of March 25, 2025):

Name	Audit	Compensation	Nominating, Governance and Sustainability

Jeffrey C. Campbell(1)	∎		∎

James J. Cannon		∎

Cynthia M. Egnotovich	∎		Chair

Thomas A. Gendron		∎

Guy C. Hachey		Chair	∎

Dr. Patricia A. Hubbard			∎

Catherine A. Suever	Chair	∎

(1)

Mr. Campbell served as Chair of the Audit Committee until February 28, 2025. Effective February 28, 2025, Ms. Suever, then a member of the Audit Committee, assumed the role of Chair of the Audit Committee. Mr. Campbell remains a member of the Audit Committee.

Assuming election of the following directors at the Annual Meeting, the membership of each standing board committee will be as follows, effective May 8, 2025:

Name	Audit	Compensation	Nominating, Governance and Sustainability

Jeffrey C. Campbell	∎		∎

James J. Cannon		∎

Cynthia M. Egnotovich	∎		Chair

Guy C. Hachey		Chair	∎

Dr. Patricia A. Hubbard			∎

David H. Li		∎

Catherine A. Suever	Chair	∎

2025 PROXY STATEMENT	9

PROPOSAL 1—ELECTION OF DIRECTORS

 Audit Committee

Catherine A. Suever CHAIR Other Current Members Jeffrey C. Campbell Cynthia M. Egnotovich Number Of Meetings in 2024: 8 Actions By Written Consent in 2024: 0

Overview

The audit committee assists the board in its oversight of the integrity of our financial statements, our compliance with legal and regulatory requirements, our independent registered public accounting firm’s qualifications, independence and performance, and our internal audit function. Additional information regarding the audit committee, including additional detail about the functions performed by the audit committee, is set forth in the Audit Committee Report included on page 70 of this proxy statement.

Committee Responsibilities

All members of our audit committee meet the financial literacy requirements of the NYSE. In addition, our board has determined that Jeffrey C. Campbell and Catherine A. Suever are each an “audit committee financial expert” under SEC rules.

The audit committee has adopted procedures for the receipt, retention and handling of complaints regarding accounting, internal controls and auditing matters by employees, stockholders or other persons. Any person with such a complaint should report it to the board as set forth under “Contacting the Board” on page 16 of this proxy statement. The audit committee has also adopted procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

 Compensation Committee

Guy C. Hachey

CHAIR

Other Current Members

James J. Cannon

Thomas A. Gendron (until May 8, 2025)

David H. Li (effective May 8, 2025)

Catherine A. Suever

Number Of Meetings

in 2024: 8

Actions By Written Consent in 2024: 1

Overview

The compensation committee articulates our compensation policy and principles, reviews and approves our compensation programs, including director compensation, and oversees our benefit plans. In this regard, the compensation committee oversees the administration of our incentive plans and may make grants, for example, of non-qualified stock options (“NQOs”), restricted stock units (“RSUs”) and performance share awards (“PSAs”) to executive officers, other key employees, directors and consultants; any such grants to Mr. Gentile are subject to approval by our independent directors. The compensation committee may delegate its authority to a subcommittee of its members.

Committee Responsibilities

Additional information regarding the compensation committee, including additional detail about the policies and principles of our compensation program, and information concerning the compensation consultant retained by the compensation committee (including a description of services provided by the consultant), is set forth under “Compensation Discussion and Analysis” beginning on page 24 of this proxy statement.

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PROPOSAL 1—ELECTION OF DIRECTORS

 Nominating, Governance and Sustainability Committee

Cynthia M. Egnotovich CHAIR Other Current Members Jeffrey C. Campbell Guy C. Hachey Dr. Patricia A. Hubbard Number Of Meetings in 2024: 2 Actions By Written Consent in 2024: 2

Overview

The nominating, governance and sustainability committee of the board identifies and recommends to the board individuals qualified to serve as directors and on committees of the board; advises the board with respect to board and committee procedures; develops and maintains our corporate governance principles; oversees the evaluation of the board and the committees of the board; and assists the board in fulfilling its oversight responsibilities relating to the company’s sustainability strategy.

Committee Responsibilities

The nominating, governance and sustainability committee oversees the evaluation of the board’s and each committee’s performance at least annually. In addition, the nominating, governance and sustainability committee, in collaboration with the lead director, conducts a peer review of individual directors every other year. The board evaluation process is more fully described under “Board Evaluation Process” on page 14 below.

The nominating, governance and sustainability committee also reviews, at least on an annual basis, and reports to the board on trends and changes with respect to corporate governance law, regulation, and practice and with respect to the company’s sustainability strategy, including initiatives and policies relating to environmental stewardship, corporate social responsibility and corporate culture (except where delegated to other board committees). The committee also considers any other corporate governance and sustainability issues that arise from time to time and develops related recommendations for the board to consider.

Director Candidate Process

Under the charter of the nominating, governance and sustainability committee and our corporate governance guidelines, the nominating, governance and sustainability committee is responsible for assessing the appropriate balance of criteria required of board members and, in considering potential director candidates, will consider, among other things, the background and qualifications of the potential director candidate, including knowledge, experience, personal and professional integrity, business judgment, time availability in light of other commitments, potential conflicts of interest and such other factors that the nominating, governance and sustainability committee considers appropriate in the context of the needs or stated requirements of the board, including the core competencies discussed above. The nominating, governance and sustainability committee has independent authority to select and retain a search firm to assist it in identifying qualified candidates for board membership and has the sole authority to approve the search firm’s fees and terms of engagement.

In 2024, the committee engaged an external search firm to identify candidates for appointment to the board of directors. The search firm identified multiple candidates for consideration, including Mr. Li, who was appointed to the board effective as of January 1, 2025, upon the recommendation of the nominating, governance and sustainability committee, based on its evaluation of Mr. Li (including, without limitation, through interviews with Mr. Li, completion of a questionnaire and related procedures).

While we do not have a policy with regard to consideration of diversity in identifying director nominees, the nominating, governance and sustainability committee recognizes that having a board with a variety of viewpoints, backgrounds and experiences facilitates a more comprehensive decision-making process, and the committee considers a broad range of diversity, including with respect to experience, skill set, areas of expertise and professional background, when identifying and recruiting candidates to fill positions on the board.

The nominating, governance and sustainability committee will consider director candidates recommended by stockholders, as well as by other sources, including our non-management directors, our chief executive officer, and other executive officers. In considering candidates submitted by stockholders, the committee will take into consideration the needs of the board and the qualifications of the candidate, according to the criteria set forth above. To have a director candidate considered by the committee, a stockholder must submit the recommendation in writing to the Corporate Secretary at the address listed below under “Contacting the Board” so that it is

2025 PROXY STATEMENT	11

PROPOSAL 1—ELECTION OF DIRECTORS

received at least 120 days prior to the anniversary date of our prior year’s annual meeting of stockholders. For the 2026 Annual Meeting of Stockholders, such recommendations must be received by the Corporate Secretary no later than January 8, 2026. The stockholder must supply the following with his or her recommendation, as well as the information required to be provided by stockholders nominating persons for election to the board, as described in our Bylaws:

◾	The name and record address of the stockholder and evidence of the stockholder’s ownership of Hexcel stock; and

◾

The name, age, business address and residence address of the candidate, a listing of the candidate’s qualifications to be a director, and the candidate’s consent to be named as a director if selected by the committee and nominated by the board.

In connection with its evaluation, the nominating, governance and sustainability committee may request additional information from the candidate or the recommending stockholder. The committee’s evaluation process does not vary based on whether or not a candidate is recommended by a stockholder.

Board Leadership Structure

As stated in our corporate governance guidelines, we do not require separation of the offices of the Chairman of the Board and Chief Executive Officer (“CEO”). The board believes that the decision as to whether the positions of Chairman and CEO should be combined or separated, and whether an executive or an independent director should serve as Chairman if the roles are split, should be based upon the particular circumstances facing the company. Maintaining a flexible policy allows the board to choose the leadership structure that best serves the interests of the company and its stockholders at any particular time.

Effective May 1, 2024, Thomas C. Gentile III was appointed as President and CEO of the company, and Nick L. Stanage transitioned from his position as President and CEO of the company and Chairman of the Board to the position of Executive Chairman of the board. Effective May 2, 2024, Mr. Gentile was also appointed as a director. In preparing for this CEO transition, the board undertook a robust search process, including establishing a special succession committee and engaging an external search firm to identify potential candidates. The search firm identified multiple candidates for consideration, including Mr. Gentile, who was selected after careful consideration of his skills, strong leadership experience and industry knowledge.

As part of the transition of leadership to Mr. Gentile, the company entered into a letter agreement with Mr. Stanage which provided that Mr. Stanage would serve as Executive Chairman for a transition period from May 1, 2024 through December 31, 2024 (or an earlier date). The board considered the board leadership structure that would best enable a successful CEO transition and determined that temporarily separating the roles of CEO and Chairman, with Mr. Stanage serving as Executive Chairman while Mr. Gentile assumed the role of President and CEO, would be in the best interests of the company and its stockholders. Separating the roles allowed Mr. Gentile to focus his time and energy on running the day-to-day operations of the company at a time when he was new to the role, while at the same time enabling Mr. Stanage to provide continuity of leadership as well as advice and guidance to Mr. Gentile and the board during the transition period. On November 30, 2024, with this transition complete, Mr. Stanage retired from employment with the company and the board appointed him as a non-employee member of the board. The board also approved, effective December 5, 2024, Mr. Gentile’s appointment as Chairman of the Board.

At this time, the board continues to believe that combining the roles of CEO and Chairman is in the best interest of the company and its stockholders. The board believes that the company has benefitted from the combined leadership structure historically and that it is appropriate to continue this structure with Mr. Gentile.

The board’s key considerations when deciding to combine the roles of Chairman and CEO under Mr. Gentile include the following:

◾	The company’s positive track record of performance and effective risk management under a combined Chairman and CEO leadership structure;

◾

The combined role enables decisive leadership and clear accountability and increases decision-making speed and agility, which is critical to prioritizing and driving organic and inorganic growth opportunities;

◾	The combined role enhances our ability to communicate our strategy clearly and consistently to stockholders and other key constituencies, such as our employees and key customers and suppliers;

◾	The combined role improves communication between management and the board and ensures the most relevant and timely meeting agenda items and materials are proposed to the lead independent director;

◾

The board structure and existing board- and committee-level oversight processes facilitate the maintenance of a high standard of corporate governance and effective accountability of the CEO to the board;

◾	Mr. Gentile’s performance and compensation is reviewed, and his compensation is recommended, by the compensation committee, and is subject to approval by the independent directors as a group;

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PROPOSAL 1—ELECTION OF DIRECTORS

◾	Each of the other directors on the board, other than Mr. Stanage, is independent;

◾	The independent directors meet regularly in executive session without management; and

◾	The board has named a highly qualified lead director, with robust responsibilities and authorities, which are described below.

Our Bylaws provide that if the Chairman of the Board is not independent, as is the case with Mr. Gentile, then the independent directors are required to designate an independent board member to serve as lead director. The independent directors have designated Mr. Campbell to serve as lead director, a role he has served in since 2018. Mr. Campbell has the responsibilities and authorities listed below:

◾	Calls meetings of the independent directors when necessary and appropriate;

◾	Calls special meetings of the board when necessary and appropriate;

◾	Participates in direct communication with the company’s stockholders where necessary and appropriate;

◾	Oversees the flow of information to the board;

◾	Determines the annual master agenda for board meetings with input from management and other directors;

◾	Collaborates with the CEO to set meeting agendas and ensure that information and materials that are important to the board’s understanding of agenda items are sufficient in scope;

◾	Oversees the board’s performance evaluations of the CEO and provides feedback directly to the CEO;

◾	Collaborates with the nominating, governance and sustainability committee to conduct peer reviews of individual directors as part of the board’s evaluation process;

◾	Chairs executive sessions of the board and meets with the CEO to discuss matters of board concern; and

◾	Collaborates with the nominating, governance and sustainability committee in monitoring the composition and structure of the board.

Under our corporate governance guidelines, non-management directors are required to meet in executive session without management no less than two times a year; these directors routinely meet for such executive sessions throughout the year, and the lead director presides at such sessions.

The board periodically reviews the board’s leadership structure and its appropriateness given the needs of the board and the company at such time. In addition, the board believes its risk oversight framework, as described under “Risk Oversight” on page 15 of this proxy statement, would be effective under a variety of leadership structures, and therefore does not materially affect its choice of structure.

2025 PROXY STATEMENT	13

PROPOSAL 1—ELECTION OF DIRECTORS

Board Evaluation Process

Board and committee evaluations play a critical role in ensuring the effective functioning of the board of directors. Our corporate governance guidelines assign responsibility for overseeing the annual board and committee evaluation process to the nominating, governance and sustainability committee. The evaluation process is adopted by the board upon recommendation of the nominating, governance and sustainability committee. The current board and committee evaluation process involves an annual self-evaluation by each director of the board as a whole and each standing committee of the board on which he or she serves and, every other year, a review of each individual director by his or her peer directors. The last individual director peer review was conducted in 2023 and the next one is scheduled for later in 2025.

Annual Board and Committee Self-Evaluation

Topics include board and committee effectiveness, size, composition and frequency of meetings, director access to management, the sufficiency and timeliness of information and materials provided by management, and the sufficiency of processes for risk oversight, as well as the overall mix of director skills, experience and backgrounds

Questionnaires	Nominating, Governance and Sustainability Committee Discussion	Board Review and Recommendations
Each director completes a questionnaire evaluating the board of directors as a whole and each standing committee of the board on which he or she serves.	The results of the survey are aggregated, summarized by the Chief Legal and Sustainability Officer, and presented to the nominating, governance and sustainability committee for discussion.	The nominating, governance and sustainability committee provides a report, with recommended governance changes, if any, to the board and each committee.

Biennial Individual Director Peer Review

Topics include individual director experience, background, skills, overall commitment and contribution to the effectiveness of the board of each director

Interviews	Individual Director Discussions	Board Review and Recommendations
The lead director interviews each of the other directors to obtain an evaluation of all of the other directors, except the lead director. The chair of the nominating, governance and sustainability committee conducts a similar interview of each other director evaluating the lead director.	Each director then receives feedback from the lead director, and the lead director receives feedback from the chair of the nominating, governance and sustainability committee. The evaluations by each director remain anonymous to the extent reasonable.	If the lead director or the chair of the nominating, governance and sustainability committee believes that significant issues arise from the peer evaluations, he or she presents those concerns to the board.

14

PROPOSAL 1—ELECTION OF DIRECTORS

Risk Oversight

Board of Directors

- The board is actively involved in overseeing our risk management, both directly and through its standing committees, which provide regular reports to the board.
- The board is regularly provided updates from management regarding material risks facing the company, in order to discuss key risk and business continuity indicators, and determine any additional actions that should be taken to mitigate the risks.
- The board is regularly provided updates from leaders of our business units and engages in an in-depth strategic review where the most significant risks affecting the company's long-term plan are discussed.
- Our Chief Information Officer regularly reviews information technology and cybersecurity risks and the measures implemented to mitigate such risks with the board.
- Our Chief Sustainability Officer regularly reviews risks related to the company's sustainability strategy with the board, including matters related to climate change and long-term emissions reduction goals, in coordination with a sustainability strategy team comprised of senior-level company employees representing each of the company's business units and functional groups.
- Management updates the board regularly on significant human capital matters related to succession planning, employee health and safety, and talent attraction, retention and development.

Audit Committee

Oversees risks related to:

- financial statements and financial reporting and accounting and internal controls, including meeting in executive session with independent auditor and internal audit
- the company's ethics and compliance program
- regulatory compliance
- tax
- insurance
- currency exchange and hedging policies

Compensation Committee

Oversees risks related to:

- board and executive compensation policies and practices
- welfare and benefit plans
- talent attraction, motivation and retention

Nominating, Governance & Sustainability Committee

Oversees risks related to:

- corporate governance practices
- board succession
- sustainability strategy and initiatives, policies and long-term goals related to the company's sustainability areas of focus

Senior Management

The company has an active enterprise risk management program, which is designed to measure, manage and aggregate risks on an enterprise-wide basis, and provide a systematic approach to risk assessment and mitigation. Under the enterprise risk management program, management identifies and assesses various risks facing the company, including internal risks related to our operations, strategy, financial condition, and employees, as well as external risks related to our markets, geographic locations and geopolitical conditions, our global supply chain, cybersecurity and AI, the regulatory environment, sustainability (including climate change), and our macroeconomic outlook, taking into account the likelihood of occurrence and potential impact. Management is responsible for developing an action plan to eliminate, mitigate or monitor such risks.

2025 PROXY STATEMENT	15

PROPOSAL 1—ELECTION OF DIRECTORS

Succession Planning

The board regularly engages in a review of management development and succession planning to assess organizational and leadership effectiveness and conducts in-depth

discussions regarding specific succession and contingency planning for all key senior leadership positions. In addition to the nominating, governance and sustainability committee’s review of the company’s human capital management actions and inclusion initiatives as part of its oversight of sustainability strategy, and the compensation committee’s review of risks relating to talent attraction, motivation and retention, during the board’s review of management development and succession planning, the full board reviews information related to the company’s human capital strategy, including talent attraction, retention and development programs.
Stockholder Engagement

The company welcomes and seeks stockholder engagement throughout the year, and management will be available to answer questions from stockholders at the Annual Meeting. In addition, company management, led by our Vice President, Investor Relations, conducts stockholder outreach on
a regular basis throughout the year to ensure management understands and considers the issues that matter most to our stockholders, including viewpoints regarding capital allocation, governance, sustainability and executive compensation practices. Over the course of the year, management engages with a significant number of our stockholders, including most of our largest institutional investors and regularly apprises the board of relevant and topical investor feedback. We provide regular updates regarding the company’s performance and strategic actions to the investor community, and we participate in numerous investor conferences, one-on-one

meetings, earnings calls that include a

question-and-answer

period for analysts, investor
days
, and educational investor and analyst conversations. We also communicate with stockholders and other stakeholders through various other methods, including our annual report, proxy statement and other filings with the SEC, news releases, social media, webcasts and the Hexcel website. We believe ongoing stockholder engagement allows us to communicate our strategy, as well as understand and effectively respond to any stockholder concerns.
Contacting the Board

Stockholders and other interested parties may contact the

non-management

members of the board or the lead director by sending their concerns to: Board of Directors, c/o Corporate Secretary, Hexcel Corporation, Two Stamford Plaza, 281 Tresser Boulevard, Stamford, Connecticut 06901, or by email to CorporateSecretary@hexcel.com. The Corporate Secretary will review all communications and forward them to the lead director. The Corporate Secretary may, however, filter out communications that do not relate to our business activities, operations or public disclosures, but will maintain a record of these communications and make them available to the lead director. Any communications received by the lead director relating to accounting, internal
controls or auditing matters will promptly be brought to the attention of the audit committee and will be handled in accordance with the procedures established by the audit committee to address these matters.
Code of Business Conduct

It is our policy that all of our directors, officers and employees worldwide conduct our business in an honest and ethical manner and in compliance with all applicable laws and regulations. Our board has adopted the Hexcel Code of Business Conduct, which applies to all of our directors, officers and employees worldwide, and addresses in detail our expectations with regard to conduct that fulfills our policy. The Code of Business Conduct can be viewed on the Investor Relations section of our website, www.hexcel.com, under “Governance.” In addition, you may obtain a free copy of the Code of Business Conduct by directing your request to Hexcel Corporation, Attention: Vice President, Investor Relations, Two Stamford Plaza, 281 Tresser Boulevard, Stamford, Connecticut 06901, or by email to InvestorRelations@Hexcel.com. Any amendment to the Code of Business Conduct (other than technical, administrative or non-substantive

amendments), or any waiver of a provision of the Code of Business Conduct that applies to our directors or executive officers, will be promptly disclosed on the Investor Relations section of our website under “Governance.”
Insider Trading Policies and Procedures

The board of directors has adopted an insider trading policy (“Insider Trading Policy”) that applies to all of the company’s directors, officers and employees, as well as certain other designated individuals, to prevent the misuse of confidential information about the

16

PROPOSAL 1—ELECTION OF DIRECTORS

company, as well as other companies in the event that any person covered by the Insider Trading Policy becomes aware of material nonpublic information about such companies in the course of his or her duties for Hexcel, and to promote compliance with the securities laws. Among other things, the Insider Trading Policy prohibits engaging in transactions in securities while aware of material nonpublic information and disclosing material non-public

information to other parties (“tipping”). The Insider Trading Policy also prohibits directors, officers and certain other employees from engaging in transactions in Hexcel’s securities during certain periods, except pursuant to an approved trading plan under Rule

10b5-1

of the Securities Exchange Act of 1934, as amended (“Rule

10b5-1”).

The Insider Trading Policy further provides that directors, officers and employees are prohibited from (i) engaging in “short sales” of Hexcel securities, (ii) buying, selling or writing publicly traded puts or calls on Hexcel securities, (iii) engaging in any hedging or monetization transactions involving Hexcel securities, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds, or (iv) holding Hexcel securities in a margin account or otherwise pledging Hexcel securities. In addition, certain individuals, including directors and officers, are required to receive prior approval from the company’s Chief Legal Officer prior to engaging in transactions in the company’s securities, with notice to the Chief Executive Officer (for directors, officers and company leadership team members) and in consultation with the compensation committee chair (for the Chief Executive Officer and Chief Financial Officer).
The Insider Trading Policy and related Guidelines for Rule

10b5-1

Trading Plans also set forth mandatory guidelines that apply to all executive officers, directors and employees of the company who adopt Rule

10b5-1

plans for trading in the company’s securities, which are intended to ensure compliance with Rule

10b5-1

and to conform to best practices with respect to the design and implementation of Rule

10b5-1

plans.
Hexcel itself may also from time to time engage in transactions in Hexcel securities, such as in connection with its board-authorized share repurchase program. In doing so, Hexcel is committed to adhering to applicable securities laws and requirements, which may include restrictions on repurchases during certain periods.
For additional information, see the Insider Trading Policy, which can be viewed on the Investor Relations section of our website, www.hexcel.com, under “Governance” and is filed as an exhibit to our Form

10-K

for the period ended December 31, 2024.
Director Compensation in 2024

The company’s director compensation program is designed to enhance its ability to attract and retain highly qualified directors and to align their interests with the long-term interests of our stockholders. The program includes a cash component, which is designed to compensate non-employee

directors for their service on the board, and an equity component, which is designed to align the interests of non-employee

directors and stockholders. The company also provides certain other benefits to non-employee

directors, which are described below. Directors who are employees of the company receive no additional compensation for their service on the board.
The compensation committee regularly reviews compensation paid to our non-employee

directors and makes recommendations for adjustments, as appropriate, to the full board. As part of this annual review, the compensation committee considers the significant time commitment and skill level required by each non-employee

director in serving on the board and its various committees. The compensation committee seeks to maintain a market competitive director compensation program and, with the guidance from its independent compensation consultant, benchmarks our director compensation program against the peer group we use to evaluate our executive compensation program.
Following this review, in May 2024, and after considering the advice of its independent compensation consultant about market practices and pay levels, the board approved (i) an increase of $5,000 to the annual cash retainer for the lead director, and (ii) an increase of $20,000 in the grant date value of Annual RSUs (as defined below). As a result, the non-employee

director cash compensation program provides for the following:

◾	$88,000 for the annual cash retainer;

◾	$30,000 for the lead director;

◾	$10,000 for each member of the audit committee;

◾	$7,500 for each member of the compensation committee; and

◾	$7,500 for each member of the nominating, governance and sustainability committee.
In addition, each committee chair receives the following annual compensation
:

◾	$12,500 for the audit committee chair;

2025 PROXY STATEMENT	17

PROPOSAL 1—ELECTION OF DIRECTORS

◾	$7,500 for the compensation committee chair; and

◾	$7,500 for the nominating, governance and sustainability committee chair.

Under our non-employee director compensation program, each non-employee director is permitted to elect to receive RSUs in lieu of his or her annual cash retainer (“Retainer RSUs”). Retainer RSUs are fully vested on the date of grant and convert into an equivalent number of shares of our common stock on the first anniversary of the grant date. In addition, upon initial election to the board and each reelection thereafter, each non-employee director receives a grant of RSUs (“Annual RSUs”) in an amount determined by the compensation committee following its receipt of the advice of its independent compensation consultant and its consideration of other relevant factors. The grant date value of Annual RSUs issued to directors in 2024 was $140,000. Annual RSUs granted in 2024 vest on the earlier of (i) the first anniversary of the grant date, or (ii) the date immediately prior to the next annual meeting of stockholders following the grant date. In each case, RSUs convert into an equivalent number of shares of our common stock on the vesting date, unless directors elect to defer conversion and delivery of the shares underlying the RSUs until termination of their service as a director. If and when cash dividends are declared on shares of our common stock, we provide dividend equivalents for each RSU then held by the non-employee director equal to the cash dividend that we pay to holders of our common stock, which convert at the same time as the underlying RSUs to which they relate and are paid in cash.

In addition to the annual compensation described above, if a special committee is designated by the board, each non-employee director who serves on the special committee will receive $1,000 for each meeting attended. As noted above, during 2024, in connection with CEO succession planning, the board designated a special succession committee to oversee the candidate selection process. The succession committee held 12 meetings and Mr. Campbell, Ms. Egnotovich and Mr. Hachey were paid an additional $12,000 each in meeting fees as non-employee director members of the special committee.

Our stock ownership guidelines, which are described on page 43, apply to non-employee directors, as well as executive officers. As of the last ownership testing date, December 31, 2024, all of our then-appointed non-employee director nominees held the requisite number of shares.

The table below summarizes the compensation paid by the company to non-employee directors for the fiscal year ended December 31, 2024:

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(3)	Total ($)
James J. Cannon(4)	94,439	39,952	134,931
Jeffrey C. Campbell	157,500	139,989	297,489
Cynthia M. Egnotovich	125,000	139,989	264,989
Dr. Patricia Hubbard(4)	95,417	39,952	135,369
Thomas A. Gendron	95,500	139,989	235,489
Dr. Jeffrey A. Graves(5)	34,619	—	34,619
Guy C. Hachey	119,979	139,989	259,968
Dr. Marilyn L. Minus(5)(7)	27,217	—	27,217
Nick L. Stanage(6)(7)	7,495	—	7,495
Catherine A. Suever	102,979	139,989	242,968

(1)

The amounts in this column represent the fees that were earned or paid in cash, plus the grant date fair value of Retainer RSUs granted to Dr. Hubbard, who elected to receive Retainer RSUs in lieu of her annual cash retainer for 2024. On January 12, 2024, April 5, 2024, July 12, 2024, and October 4, 2024, Dr. Hubbard was issued 306, 305, 329, and 365 Retainer RSUs in lieu of her quarterly retainer payments, having a grant date fair value per Retainer RSU granted of $71.73, $72.05, $66.72 and $60.27, respectively. The foregoing grant date fair values were computed in accordance with Accounting Standards Codification 718, “Compensation—Stock Compensation” (“ASC 718”). The amounts do not correspond to the actual value that will be realized by a director. For additional information regarding the assumptions made in calculating these amounts, see Note 13 “Stock-Based Compensation,” to the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024.

(2)	The grant date fair value of each Annual RSU granted to directors on May 2, 2024 was $67.87, computed in accordance with ASC 718.

(3)

As of December 31, 2024, each of our non-employee directors held 2,062 Annual RSUs that were not yet eligible for conversion, which excludes (a) Retainer RSUs that a director elected to receive in lieu of the director’s annual cash retainer as disclosed in footnote 1 above and (b) RSUs for which a director has elected to defer conversion and delivery until termination of his or her service with the board. All RSUs granted prior to the 2024 Annual Meeting have either been converted into common stock or are subject to a director election to defer

18

PROPOSAL 1—ELECTION OF DIRECTORS

conversion. Each then-current director (other than Ms. Suever) elected to defer conversion and delivery of common stock underlying the RSUs granted in 2024 until termination of his or her service as a director.

(4)

Each of Mr. Cannon and Dr. Hubbard received (a) a prorated grant of 559 Annual RSUs upon their initial appointment to the board on January 5, 2024 having a grant date fair value per Annual RSU granted of $71.47 and (b) a prorated annual cash retainer. On May 2, 2024, Mr. Cannon was appointed to the compensation committee and Dr. Hubbard was appointed to the nominating, governance and sustainability committee. Each director received prorated committee member fees for 2024, as applicable.

(5)	Dr. Jeffrey A. Graves did not stand for reelection at the 2024 Annual Meeting of Stockholders. Dr. Marilyn L. Minus informed the board of her resignation effective April 22, 2024.

(6)	Mr. Stanage retired from his position as Executive Chairman and was appointed as a non-employee director of the board effective November 30, 2024. He received a prorated annual cash retainer for 2024.

(7)	The table above does not include compensation paid to Mr. Stanage or Dr. Minus for service as an officer or employee of the company.

2025 PROXY STATEMENT	19

EXECUTIVE OFFICERS

EXECUTIVE OFFICERS

Set forth below is certain information concerning each of our current executive officers as of the date of this proxy statement. For additional information concerning Mr. Gentile, who has served as Hexcel’s CEO and President since May 2024, see “PROPOSAL 1—ELECTION OF DIRECTORS—Information Regarding the Director Nominees” on page 3. Mr. Philippe Chevrier, who previously served as the company’s President, Americas & Global Fibers, resigned from his position effective January 31, 2025.

Patrick J. Winterlich

Executive Vice President and Chief Financial Officer Executive Officer Since: 2017 Age: 55

Career Highlights

◾  Executive Vice President and Chief Financial Officer of Hexcel since September 2017.

◾  Prior leadership roles of increasing significance at Hexcel since 1998 in Finance, Operations and Information Technology.

◾  Served in several financial capacities at Courtaulds plc, a U.K. international chemicals company.

◾  Member of the Chartered Institute of Management Accountants.

Gail E. Lehman

Executive Vice President, Chief Legal and Sustainability Officer, and Secretary Executive Officer Since: 2017 Age: 65

Career Highlights

◾  Executive Vice President, Chief Legal and Sustainability Officer and Secretary since January 2025; Executive Vice President, General Counsel and Secretary of Hexcel (January 2017-December 2024).

◾  Previously Chief Administrative Officer, General Counsel & Corporate Secretary (March 2012-December 2016); Vice President of Human Resources, General Counsel and Corporate Secretary (February 2011-March 2012); and Vice President, General Counsel and Secretary (January 2010-February 2011) at Noranda Aluminum Holding Corporation.*

◾  Served as Vice President, General Counsel and Corporate Secretary for Hawker Beechcraft Corporation (July 2007-August 2009) and Covalence Specialty Materials Corporation (April 2006-May 2007).

◾  Various positions of increasing responsibility in the Honeywell International Inc. Law Department (1993-April 2006), including Assistant General Counsel, Treasury and Finance, and Assistant Secretary (November 2001-April 2006).

* On February 8, 2016, Noranda filed for bankruptcy protection under the U.S. Bankruptcy Code.

20

EXECUTIVE OFFICERS

Gina Fitzsimons

Executive Vice President, Chief Human Resources Officer Executive Officer Since: 2022 Age: 54

Career Highlights

◾  Executive Vice President, Chief Human Resources and Communications Officer of Hexcel since October 2024; previously Executive Vice President, Chief Human Resources Officer (June 2022-October 2024); Senior Vice President, Chief Human Resources Officer (January 2022-May 2022); Vice President, Global Total Rewards and Talent (May 2020-January 2022); and Vice President, Global Total Rewards (June 2019-May 2020).

◾  Prior leadership roles of increasing significance at Avon Products, Inc., a global manufacturer and marketer of beauty and related products (2007-2017), including Group Vice President—Global Total Rewards and Human Resources Business Partner (2016-2017), Vice President, Human Resources Business Partner (2014-2016) and Vice President, Total Rewards Leader (2011-2014).

◾  Various global compensation and business development roles at Reader’s Digest (2001-2007) and Citigroup (1997-2001).

Thierry P. Merlot

President, Aerospace, Europe, Middle East, Africa and Asia Pacific & Industrial Executive Officer Since: 2016 Age: 65

Career Highlights

◾  President, Aerospace, Europe, Middle East, Africa and Asia Pacific & Industrial of Hexcel since May 2020; President, Aerospace, Europe, Middle East, Africa and Asia Pacific (May 2016-May 2020); and Vice President and General Manager—Aerospace, Europe, Middle East, Africa and Asia Pacific (2010-May 2016).

◾  Previously held various sales and marketing positions in Europe and Asia Pacific for Ciba-Geigy (1988-1996), until Hexcel and Ciba-Geigy’s Composites business merged in 1996.

◾  Served as research and development process engineer and Quality Manager for composite materials at Dassault Aviation (1983-1988).

2025 PROXY STATEMENT	21

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Stock Beneficially Owned by Principal Stockholders

The following table sets forth certain information with respect to the ownership by any person known to us to be the beneficial owner of more than five percent of the issued and outstanding shares of Hexcel common stock as of March 13, 2025 (the number of shares held by each listed stockholder may have changed subsequent to the date listed in the applicable footnote below):

Name	Number of Shares of Common Stock	Percent of Common Stock(1)
BlackRock, Inc.(2)	8,926,898	11.1%
The Vanguard Group, Inc.(3)	7,846,871	9.7%
EARNEST Partners, LLC(4)	4,517,986	5.6%
State Street Corporation(5)	4,064,989	5.1%

1.	Based on 80,389,391 shares of common stock outstanding as of March 13, 2025.

2.

BlackRock, Inc. is the parent of several subsidiaries that hold the shares listed in the table, of which BlackRock Fund Advisors beneficially owns more than 5% of the company’s common stock. Of the shares listed, BlackRock has sole voting power with respect to 8,638,987 shares and sole dispositive power with respect to 8,926,898 shares. BlackRock’s business address is 50 Hudson Yards, New York, NY 10001. The number of shares listed in the table and the information in this footnote are derived from an Amendment to the Schedule 13G filed by BlackRock with the SEC on January 24, 2024.

3.

The Vanguard Group, Inc. is the parent of several subsidiaries that hold the shares listed in the table, none of which individually holds more than 5% of the company’s common stock. The Vanguard Group, Inc. has shared voting power with respect to 29,424 shares, sole dispositive power with respect to 7,737,802 shares and shared dispositive power with respect to 109,069 shares. The Vanguard Group’s business address is 100 Vanguard Boulevard, Malvern, PA 19355. The number of shares listed in the table and the information in this footnote are derived from an Amendment to the Schedule 13G filed by The Vanguard Group with the SEC on February 13, 2024.

4.

EARNEST Partners, LLC has sole voting power with respect to 3,560,143 shares, sole dispositive power with respect 4,517,986 shares and shared dispositive power with respect to 6,061 shares. EARNEST Partners, LLC’s business address is 1180 Peachtree Street NE, Suite 2300, Atlanta, GA 30309. The number of shares listed in the table and the information in this footnote are derived from an Amendment to the Schedule 13G filed by EARNEST Partners, LLC with the SEC on February 13, 2024.

5.

State Street Corporation is the parent of several subsidiaries that hold the shares listed in the table, none of which individually holds more than 5% of the company’s common stock. State Street Corporation has shared voting power with respect to 3,754,482 shares and shared dispositive power with respect to 4,064,989 shares. State Street Corporation’s business address is 1 Congress Street, Suite 1, Boston, MA 02114. The number of shares listed in the table and the information in this footnote are derived from the Schedule 13G filed by State Street Corporation with the SEC on February 4, 2025.

22

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Stock Beneficially Owned by Directors and Officers

The following table contains information regarding the beneficial ownership of shares of Hexcel common stock as of March 13, 2025 by our current directors and the executive officers listed in the Summary Compensation Table and by all current directors and executive officers as a group. Except as otherwise indicated in the footnotes to the table, we have been informed that each person listed had sole voting power and sole investment power over the shares of common stock shown opposite his or her name.

Name	Number of Shares of Common Stock(1)(2)	Percent of Common Stock(3)(4)
Thomas C. Gentile III(5)	33,854	*
Jeffrey C. Campbell	73,136	*
James J. Cannon	2,621	*
Cynthia M. Egnotovich	28,336	*
Thomas A. Gendron(6)	59,976
Guy C. Hachey	32,551	*
Dr. Patricia A. Hubbard	4,267	*
David H. Li	1,085	*
Nick L. Stanage	1,020,199	1.26%
Catherine A. Suever	20,106	*
Patrick J. Winterlich	148,948	*
Gail E. Lehman	93,021	*
Thierry P. Merlot	123,572	*
Philippe Chervier(7)	7,146
All current executive officers and directors as a group (14 persons)	1,669,746	2.03%

1.

Beneficial ownership is determined in accordance with SEC regulations. Therefore, the table lists all shares as to which the person listed has or shares the power to vote or to direct disposition, including (a) shares underlying vested but deferred RSUs, (b) shares underlying RSUs that will vest within 60 days following March 13, 2025, (c) shares underlying Retainer RSUs granted to Dr. Hubbard and Mr. Li as a result of such person’s election currently or previously to receive his or her annual cash retainer in RSUs, and (d) NQOs exercisable as of March 13, 2025 or within 60 days thereafter. Shares underlying these RSUs and NQOs are considered outstanding and beneficially owned for the purpose of computing the holder’s percentage of beneficial ownership, but not considered outstanding for the purpose of computing the percentage of beneficial ownership of any other person. The aggregate number of shares underlying such RSUs and NQOs were as follows: Mr. Gentile 18,854; Mr. Campbell 55,333; Mr. Cannon 2,621; Ms. Egnotovich 24,336; Mr. Gendron 37,976; Mr. Hachey 24,551; Dr. Hubbard 4,267; Mr. Li 1,085; Mr. Stanage 592,106; Ms. Suever 2,062; Mr. Winterlich 108,591; Ms. Lehman 76,128; Mr. Merlot 68,764; Mr. Chevrier 5,024; and all current executive officers and directors as a group 1,039,554. Any partial share amounts due to vesting have been rounded down to the nearest whole share number.

2.	None of our directors or current executive officers has pledged any of our common stock.

3.	Based on 80,389,391 shares of common stock outstanding as of March 13, 2025.

4.	An asterisk represents beneficial ownership of less than 1%.

5.

Amount includes 15,000 shares held by The Thomas Charles Gentile III Revocable Trust, a family trust of which Mr. Gentile and his wife are the trustees, and Mr. Gentile’s wife is the beneficiary. The information in this footnote was derived from a Form 4 filed by Mr. Gentile with the SEC on May 2, 2024.

6.

Amount includes (a) 220 shares held by TEAGII LLP, a limited partnership, as Mr. Gendron has shared investment and voting control over such shares with his wife, (b) 10,890 shares held by The 2020 Gendron Legacy Trust, a family trust of which Mr. Gendron’s wife is the trustee and Mr. Gendron’s wife and children are among the beneficiaries, and (c) 10,890 shares held by The Gendron Descendants Trust, a family trust of which Mr. Gendron is the trustee and the children of Mr. Gendron are among the beneficiaries. The information in this footnote was derived from a Form 5 filed by Mr. Gendron with the SEC on January 29, 2021.

7.

Mr. Chevrier, a former executive officer who is listed in the Summary Compensation Table, previously served as President, Americas and Global Fibers, until January 31, 2025. The number of shares is based on information disclosed in a Form 4 filed by Mr. Chevrier on January 31, 2025, as well as the number of exercisable NQOs held by Mr. Chevrier as of March 13, 2025, according to the company’s records. Mr. Chevrier is no longer required to report his holdings in the company’s securities pursuant to Section 16 of the Securities Act of 1933, as amended.

2025 PROXY STATEMENT	23

COMPENSATION DISCUSSION AND ANALYSIS

COMPENSATION DISCUSSION & ANALYSIS

2024 NEO Executive Summary

In this Compensation Discussion and Analysis (“CD&A”), we address the compensation paid or awarded to the following executive officers of the company, who are listed in the Summary Compensation Table that follows this discussion, and whom we refer to as our “named executive officers” or “NEOs”:

Thomas C. Gentile III Chairman, Chief Executive Officer and President	Nick L. Stanage Former Executive Chairman (and former Chairman, Chief Executive Officer and President)	Patrick J. Winterlich Executive Vice President and Chief Financial Officer

Gail E. Lehman Executive Vice President, Chief Legal and Sustainability Officer, and Secretary	Thierry P. Merlot President, Aerospace, Europe, Middle East, Africa and Asia Pacific & Industrial

Effective May 1, 2024, Mr. Gentile was appointed Chief Executive Officer and President of the company and Mr. Stanage transitioned to the position of Executive Chairman of the board. Mr. Stanage served as Executive Chairman until his retirement on November 30, 2024, at which time Mr. Gentile became Chairman, Chief Executive Officer and President of the company, effective December 5, 2024. Mr. Stanage continues to serve on the board. In addition, effective January 1, 2025, Ms. Lehman, then the company’s Executive Vice President, General Counsel and Secretary, was appointed to the position of Executive Vice President, Chief Legal and Sustainability Officer, and Secretary. Finally, Mr. Philippe Chevrier resigned from his position as President, Americas & Global Fibers effective January 31, 2025.

Stockholder Engagement and Consideration of Last Year’s Advisory Say-on-Pay Vote

The compensation committee considers stockholder feedback and results of the annual advisory vote on executive pay (Say-on-Pay) when structuring our executive pay program. The company also routinely engages stockholders in part to better understand their views on our executive compensation practices. At our 2024 Annual Meeting of Stockholders, our stockholders approved, on an advisory

24

COMPENSATION DISCUSSION AND ANALYSIS

basis, the compensation of our named executive officers. The stockholder vote in favor of our named executive officer compensation totaled approximately 94% of the votes cast, including abstentions. After consideration of the results of the advisory vote, we determined that no revisions to our executive compensation program were necessary in response to the vote.

Our compensation programs continue to be primarily performance-based, with a significant portion of executive pay at-risk. We establish performance targets that are rigorous and reflective of the business plan we communicate to investors.

Fiscal 2024 Performance Highlights

In 2024, our total sales grew 6% and our annual adjusted EPS grew 12% year-over-year from improved operating leverage. Commercial Aerospace, our largest end-market segment, generated 12% sales growth year-over-year.

$1,903M Sales were $1,903 million in 2024, an increase of 6.4% (12.9% in constant currency) compared to 2023.	$1.59 Diluted earnings per share was $1.59 in 2024, compared to $1.24 in 2023.	$289.9M Net cash provided by operating activities was $289.9 million in 2024, compared to $257.1 million in 2023.

$2.03

Adjusted diluted earnings per share was $2.03 in 2024, as compared to $1.81 in 2023. Adjusted diluted earnings per share is a non-GAAP financial measure. See Annex A to this proxy statement for a reconciliation of GAAP to Non-GAAP Net Income and adjusted diluted earnings per share.

$202.9M

Free cash flow, a non-GAAP financial measure, was $202.9 million in 2024, compared to $148.9 million in 2023. Free cash flow equals our net cash provided by operating activities minus capital expenditures, which were $87.2 million in 2024 and $108.2 million in 2023.

Hexcel completed 2024 with strong sales driven by double-digit growth in the Commercial Aerospace market, double-digit year-over-year growth in adjusted earnings per share, and strong cash generation.

Executive Compensation Overview

Our Compensation Philosophy and Principles

Our philosophy is to deliver pay for performance. We seek to provide a level of performance that creates sustainable value for our stockholders by generating short-term results while also making investments designed to increase profitability over the long term. Our compensation principles, as articulated by the compensation committee, are:

Objectives	Design	Governance

◾ Attract, retain and motivate high caliber executive talent

◾ Align executives’ and stockholders’ interests by requiring executive officers to meet ownership guidelines and prohibiting them from pledging our stock or engaging in short sales or any hedging or monetization transactions involving our stock

◾ Encourage retention and motivation of our talent, which is even more critical as we work through our recovery and our continued growth; incentivize key talent to focus on overcoming challenges with fewer resources to deliver results

◾ Continue to align executive compensation with the interests of our stockholders by ensuring stockholder value through stock price appreciation and stockholder returns

◾ Ensure that a significant portion of total target compensation is variable compensation based on the company’s performance

◾ Establish goals for performance-based compensation that are challenging yet attainable

◾ Consider key strategic measures (including financial, non-financial and sustainability) in incentive plan design to maintain alignment with customers, stockholders and employees

◾ Encourage long-term focus while recognizing the importance of short-term performance

◾ Determine compensation based on forward looking considerations and not solely on the basis of past compensation or results

◾ Discourage excessive risk taking by structuring pay to consist of both fixed and variable elements, using a mix of short- and long-term company performance-based metrics and setting maximum total payouts

◾ Prevent and remedy executive misconduct, and impose appropriate discipline on individuals who engage in misconduct

◾ Make compensation decisions that are equitable and shared by all employees based on one of the company’s values, “One Hexcel”

2025 PROXY STATEMENT	25

COMPENSATION DISCUSSION AND ANALYSIS

We believe that the structure of our compensation program, which is explained in detail below, is consistent with these principles.

Structure of Our Compensation

Our pay for performance philosophy is demonstrated by the way we have structured the elements of our total direct compensation program, which provide a significant level of variability depending on our performance. These elements consist of salary, annual cash incentive awards under our Management Incentive Compensation Plan (“MICP”) and long-term equity awards in the form of NQOs, PSAs and, for all executive officers other than the Chief Executive Officer, RSUs.

Total Direct Compensation—Key Elements

Short-Term Cash Incentive	Long-Term Equity Incentive Awards

Base Salary

Base salaries are reviewed annually and are increased based on performance, market and peer benchmarking or at the time of a change in position or assumption of new responsibilities.

Annual Cash Incentive Award (MICP)

Annual incentive program with payouts based on accomplishing specific financial performance measures.

For 2024, these were:

(1) Free Cash Flow (50%)

(2) Adjusted EBIT (50%)

PSAs

Performance-based vesting at the end of a three-year period, based on accomplishing specific financial performance measures. For 2024, these were:

(1) ROIC percentage at the end of the three-year performance period (50%)

(2) Relative EPS Growth during the three-year performance period compared to the performance of the Standard & Poor’s (S&P) MidCap 400 Index companies (50%)

NQOs

Time-based vesting: 12, 24 and 36 months from the grant date in three equal installments

RSUs

Time-based vesting: 12, 24 and 36 months from the grant date in three equal installments

As demonstrated below, a significant amount of target compensation for our named executive officers constitutes variable compensation tied to our financial performance.

For purposes of the graphs below, the “total direct compensation” reflects (i) base salary for 2024 (annualized for each of Mr. Gentile and Mr. Stanage through his retirement date of November 30, 2024), (ii) the 2024 target award opportunity under the MICP, and (iii) the 2024 target long-term incentive award opportunity that is granted in the form of equity awards.

Thomas C. Gentile III

CHAIRMAN, CHIEF EXECUTIVE OFFICER AND PRESIDENT

•  Base salary established at $1,100,000

•  Target MICP annual cash incentive award opportunity
of 110% of base salary

•  Target long-term equity incentive compensation
opportunity of 440% of base salary

$1,100,000
Base Salary
$1,210,000
MICP
$4,840,000
Equity
TOTAL
$7,150,000
85%
AT-RISK

26

COMPENSATION DISCUSSION AND ANALYSIS

Nick L. Stanage

FORMER EXECUTIVE CHAIRMAN AND
FORMER CHAIRMAN, CHIEF EXECUTIVE OFFICER AND PRESIDENT

•  Base salary increased by 4.0% and subsequently
reduced to $500,000 upon transition to
Executive Chairman effective May 1, 2024

•  Target MICP annual cash incentive award opportunity
remained at 110% of prorated base salary

•  Target long-term equity incentive compensation opportunity remained at 435% of base salary, which was granted when he was Chairman, Chief Executive Officer and President

Patrick J. Winterlich

EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

•  Base salary increased by 3.3%

•  Target MICP annual cash incentive award opportunity
increased from 80% to 85% of base salary

•  Target long-term equity incentive compensation
opportunity increased from 185% to 190%
of base salary

$635,269
Base Salary
TOTAL
$2,382,257
73%
AT-RISK
$539,978
MICP
$1,207,010
Equity

Gail E. Lehman

EXECUTIVE VICE PRESIDENT, CHIEF LEGAL AND
SUSTAINABILITY OFFICER, AND SECRETARY

•  Base salary increased by 3.5%

•  Target MICP annual cash incentive award opportunity
increased from 65% to 70% of base salary

•  Target long-term equity incentive compensation
opportunity remained at 160%
of base salary

$517,234
Base Salary
70%
AT-RISK
TOTAL
$1,706,871
$362,063
MICP
$827,574
Equity

Thierry P. Merlot

PRESIDENT, AEROSPACE, EUROPE, MEA/AP & INDUSTRIAL

•  Base salary increased by 4.5%

•  Target MICP annual cash incentive award opportunity
increased from 65% to 70% of base salary

•  Target long-term equity incentive compensation
opportunity increased from 130% to 135%
of base salary

$485,009
Base Salary
TOTAL
$1,479,277
67%
AT-RISK
$339,506
MICP
$654,762
Equity

2025 PROXY STATEMENT	27

COMPENSATION DISCUSSION AND ANALYSIS

Philippe Chevrier

FORMER PRESIDENT, AMERICAS & GLOBAL FIBERS

•  Base salary increased by 5.0% (plus an additional 5.8% increase in connection with CEO transition)

•  Target MICP annual cash incentive award opportunity
increased from 60% to 65% of base salary

•  Target long-term equity incentive compensation
opportunity increased from 110% to 120%
of base salary

$500,000
Base Salary
64%
AT-RISK
TOTAL
$1,392,000
$325,000
MICP
$567,000
Equity

The graphs above do not reflect the following items: (i) for Mr. Gentile, the cash sign-on bonus and equity grant, and (ii) for Mr. Winterlich and Mr. Chevrier, the restricted stock units granted to them in July as retention awards. These awards are described in more detail below.

In addition to health and welfare and retirement plans made available to our U.S.-based employees, we provide our named executive officers with some or all of the following benefits: a nonqualified deferred compensation plan, supplemental retirement benefits, and severance arrangements with respect to specified termination of employment events. See “Ongoing and Post-Employment Arrangements,” below for additional information. We provide limited personal benefits to our named executive officers, as described below under “2024 Compensation – Personal Benefits.” These benefits are not reflected in the graphs above.

CEO Transition – Compensation Decisions

Effective May 1, 2024, Mr. Gentile was appointed Chief Executive Officer and President of the Company and Mr. Stanage transitioned to the position of Executive Chairman of the Board. Mr. Stanage served as Executive Chairman until his retirement on November 30, 2024, at which time Mr. Gentile became Chairman of the Board, effective December 5, 2024.

In connection with this transition, we made certain compensation decisions as described below, which included one-time equity grants to certain executives.

As a general policy, we do not issue equity awards to named executive officers outside of the long-term incentive program, except under extraordinary circumstances. In 2024, however, we had our first CEO transition in over a decade, which we considered to be an extraordinary circumstance. After careful consideration, we made a one-time sign-on equity grant to Mr. Gentile to ensure alignment with the long-term interests of shareholders. Following Mr. Gentile’s appointment as Chief Executive Officer, we also made one-time retention equity grants to Mr. Winterlich and Mr. Chevrier, each of whom served in critical executive leadership roles within our company. These grants were intended to encourage their continued service during the CEO transition period. We do not expect to grant similar one-off equity awards in the future, absent other extraordinary circumstances.

Following is a summary of the specific compensation decisions made in connection with the CEO transition:

Mr. Gentile

The compensation committee recommended to the board a competitive, market-based compensation package for Mr. Gentile that was based on advice and competitive market data provided by our independent compensation consultant, and that reflected Mr. Gentile’s prior business experience, his skills and future potential with the organization, and prevailing market practices.

Upon recommendation of the compensation committee, the independent directors of the board approved an annual compensation package to Mr. Gentile of: (i) a base salary of $1,100,000, (ii) a target MICP cash incentive award opportunity of 110% of his base salary (with no pro-ration for the 2024 fiscal year), and (iii) a target long-term equity incentive compensation opportunity of 440% of his annual base salary, delivered in a mix of 66.7% in performance shares (vesting based on performance over a three-year performance period) and 33.3% in non-qualified stock options (vesting in equal annual installments over three years subject to continued employment).

28

COMPENSATION DISCUSSION AND ANALYSIS

As an additional inducement to the join the company, Mr. Gentile was provided with a cash sign-on bonus of $250,000 and an equity grant with a value of $2,000,000, divided equally between NQO and RSU awards that generally vest in equal annual installments over three years. In addition, Mr. Gentile received reimbursement of his relocation and legal expenses incurred in connection with his appointment by the company.

Messrs. Winterlich and Chevrier

In July 2024, the compensation committee, after consulting with its independent compensation consultant, approved one-time retention awards of 15,000 RSUs for Mr. Winterlich and 10,000 RSUs for Mr. Chevrier, which generally vest in three equal installments on the second, third and fourth anniversaries of the grant date. Mr. Chevrier also received a market-based adjustment to his annual base salary of 5.8%.

The one-time RSUs awards were intended to recognize the important contributions of Messrs. Winterlich and Chevrier to growing the company and executing our long-term strategic plan. The compensation committee approved these awards based on its review of, among other things, the competitive market data, prevailing market practices, and each executive’s role in the leadership transition, along with his experience, leadership and other skills, and prior performance. The extended vesting period of the one-time awards was intended to enhance retention incentives during the CEO transition process. The one-time RSU awards require as a condition to vesting that the executive remain employed by the company through the applicable vesting date, except in the case of an involuntary termination without Cause (as defined in the RSU agreement) or due to Disability (as defined in the RSU agreement), in which case the RSUs would continue to vest. Mr. Chevrier forfeited the entirety of his one-time RSU award upon his voluntary resignation on January 31, 2025.

Mr. Stanage

In connection with Mr. Stanage’s transition to Executive Chairman, his annual base salary was reduced from $1,143,127 to $500,000, effective May 1, 2024. His target MICP annual cash incentive award opportunity remained at 110%—but applied to the base salary actually paid to him in 2024. As noted above, Mr. Stanage retired as Executive Chairman on November 30, 2024. He did not receive any cash severance under the Executive Severance Policy in connection with his retirement.

Our Compensation Best Practices

We follow a number of compensation practices consistent with our stockholders’ interests and best practices:

What We Do

Annual Say-on-Pay vote
Pay for performance – 85% of Mr. Gentile’s target pay as of May 2024 was variable and at risk
Challenging performance targets under short- and long-term incentive programs
Multi-year vesting period for equity incentive awards
Caps on incentive payouts

Robust stock ownership guidelines – 6x base salary for CEO
Mandatory and discretionary clawback policies for executive officer incentive-based compensation

What We Don’t Do

No excise tax gross-up under severance agreements or under our Executive Severance Policy

No repricing of any stock options, including underwater stock options, without stockholder approval

No dividends on PSAs or RSUs unless performance goals or time-based vesting conditions are met

No pledging, hedging or short selling by our directors or by any Hexcel employee, including executive officers

No excessive executive perquisites

2025 PROXY STATEMENT	29

COMPENSATION DISCUSSION AND ANALYSIS

Role of Compensation Committee, Compensation Consultant, Human Resources Department and Chief Executive Officer – Annual Review Process

Role of the Compensation Committee – The compensation committee is responsible for oversight of our compensation and benefit plans and programs. The compensation committee approves the compensation of our executive officers other than the Chief Executive Officer and recommends the compensation of the Chief Executive Officer for approval by the independent directors.

In addition, the compensation committee annually reviews our compensation policies, practices and programs to determine whether they could result in financial, operational, legal or reputational risk to the company. As a result of its most recent review, the compensation committee concluded that any potential risks arising from our compensation policies, practices and programs are not reasonably likely to have a material adverse effect on the company. In reaching its conclusion, the compensation committee considered, among other factors, that in designing our compensation programs we use a number of approaches to mitigate excessive risk taking, including maximum award levels, the use of multiple financial measures with respect to the MICP and PSAs, multi-year vesting of equity awards, stock ownership guidelines, and our clawback policies.

Role of Compensation Consultant – The compensation committee directly engaged Semler Brossy to provide advice with respect to its compensation decisions. From time to time, including in 2024, the compensation committee seeks the views of Semler Brossy on items such as incentive program design and market practices, including in respect of new officer hires. In response, Semler Brossy provides data analyses and market assessments, and prepares related reports. The compensation committee assessed the independence of Semler Brossy in accordance with NYSE listing standards and concluded that no conflicts of interest were raised in connection with Semler Brossy’s service as an independent consultant to the compensation committee. In reaching its conclusion, the compensation committee noted that Semler Brossy does not provide any other services to us.

Role of our Human Resources Department – Our Human Resources Department provides statistical and other data to the compensation committee to assist it in reviewing compensation we provide to our executives.

Role of our Chief Executive Officer – During the annual review process for 2024, which occurred prior to Mr. Gentile’s appointment as Chief Executive Officer and President, then-Chief Executive Officer and President Nick Stanage provided recommendations to the compensation committee as to the components of our executive officers’ compensation based on his evaluation of their performance. However, he did not make recommendations regarding his own compensation and was not present during compensation committee discussions regarding his compensation. While the compensation committee considered Mr. Stanage’s compensation recommendations for our other executive officers, the ultimate determinations regarding executive compensation were made by the compensation committee, subject, in the case of Mr. Stanage, to ratification by our independent directors. When Mr. Gentile was hired as the new Chief Executive Officer, the independent directors approved his compensation levels without input from Mr. Stanage.

Competitive Assessment of Our Compensation

In making its compensation determinations for 2024, the compensation committee considered several forms of comparative data to gain insight into compensation paid by other companies to executives serving in similar capacities to our named executive officers.

Peer Group

The principal source of comparative data with respect to our named executive officers, to the extent available, was proxy statement data for fourteen peer group companies, which was supplemented with survey data as described below. Our primary objective in constructing our peer group was to identify a group of similarly sized peers that represent a blend of companies manufacturing products similar to ours or companies that are suppliers to the aerospace industry, with a preference for companies that fit within both categories. To meet this objective as best as reasonably possible, we used the following criteria:

∎	Industry Fit — We consider publicly traded United States companies that are:

•	in the same Global Industry Classification Standards (“GICS”) sub-industry designation as Hexcel (Aerospace and Defense); or

•	in a GICS sub-industry that manufactures products that are similar to ours.

∎	Size — We consider companies that:

•	have revenues in the range of 1/3 to three times our revenue; and

•	have a market capitalization in the range of 1/3 to three times our market capitalization.

∎	Other qualitative and quantitative factors that enable us to identify companies with similar talent, business and operational characteristics.

30

COMPENSATION DISCUSSION AND ANALYSIS

Several of the companies in our peer group do not satisfy all of the screening criteria. Nevertheless, we concluded that because those companies satisfied most of the criteria used in our selection process and possess meaningful business similarities, their continued inclusion in the peer group was appropriate.

The peer group companies used in connection with the compensation committee’s assessment of competitive compensation in December 2023 for fiscal year 2024 compensation were the following:

AAR Corp.	H.B. Fuller Company

Albemarle Corporation	ITT Inc.

AMETEK, Inc.	Moog Inc.

Barnes Group Inc.	Spirit AeroSystems Holdings, Inc.

Cabot Corporation	Teledyne Technologies Incorporated

Crane Co.	Triumph Group, Inc.

Curtiss-Wright Corporation	Woodward, Inc.

Other Data

The committee also reviewed compensation data from the Equilar Total Compensation Report, an executive compensation survey, which aggregates information from over 6,200 companies in various industries. The Equilar data was used to compare each of our named executive officers with individuals in the same or similar position in companies with revenues similar to Hexcel. In addition, the compensation committee referenced the Willis Towers Watson 2023 General Industry Executive Survey, a large compensation survey of hundreds of companies in various industries, as well as a subset consisting of Aerospace & Defense companies within that survey. Due to the breadth of companies in the survey, for purposes of comparison, we size adjust the data based on our revenue. In the case of Messrs. Merlot and Chevrier, the compensation committee referenced survey data for executives serving in similar roles with respect to regional businesses with a revenue range comparable to the businesses for which Messrs. Merlot and Chevrier have responsibility. The identity of the individual companies comprising the foregoing surveys was not considered by the compensation committee in its evaluation process and, therefore, the compensation committee does not consider such information to be material.

Use of Comparative Data

While the committee views competitive market information as a helpful reference, this information is not the sole determinant of our executive compensation. In establishing appropriate compensation opportunities for the named executive officers, the committee considers a variety of factors, such as, but not limited to, depth of experience, tenure in position, past performance, internal equity, retention risk and market data. For 2024, target compensation for each named executive officer was positioned within a competitive range of the market median.

2024 Compensation

Salaries

During the annual review process for 2024, each of the then-current named executive officers received a merit increase ranging from approximately 3.3% to 5.0%. In approving these salary increases, the compensation committee considered then-CEO Mr. Stanage’s recommendations, which were based on performance evaluations he provided to the compensation committee, as well as the applicable competitive market data. Subsequently, in connection with Mr. Gentile joining the company, the independent directors approved an initial base salary of $1,100,000 for Mr. Gentile, effective as of his hire date of May 1, 2024, based on competitive market data as discussed above.

Management Incentive Compensation Plan

The MICP is designed to provide an incentive for eligible participants to help us advance our annual business objectives. Participants, including the named executive officers, are given the opportunity to obtain cash payouts based on our achievement with respect to specified financial measures.

2025 PROXY STATEMENT	31

COMPENSATION DISCUSSION AND ANALYSIS

Target Award Opportunity

We provide target award opportunities for our named executive officers based on a percentage of their salary. For those named executive officers on our executive committee (Mr. Gentile, Mr. Winterlich and Ms. Lehman, and prior to his retirement, Mr. Stanage), the actual amount received was based entirely on our performance with regard to the financial measures. For Mr. Merlot and Mr. Chevrier, 70% of the target award was based on our performance with regard to the financial measures and 30% was based on both our performance with regard to the financial measures and their performance against individual objectives. Because of the strong interdependency among our leadership team members for performance of their individual objectives, variations from target award payouts with respect to individual objectives are limited to specific superior or subpar individual performance. However, our overall award pool for the MICP is based solely on our achievement with respect to the financial measures. While individual performance can increase or decrease an award, the overall award pool does not increase or decrease as a result. The following table shows the target award opportunities for each of our named executive officers with respect to our 2024 MICP:

Name	Percentage of Salary(1)

Thomas C. Gentile III	110%

Nick L. Stanage	110%

Patrick J. Winterlich	85%

Gail E. Lehman	70%

Thierry P. Merlot	70%

Philippe Chevrier	65%

(1)

The target award opportunity for each of Mr. Winterlich, Ms. Lehman, Mr. Merlot and Mr. Chevrier was increased by five percentage points year over year based on overall performance and the peer group data considered by the compensation committee.

Financial Measures Used in the MICP

As noted above, in 2024, we used two financial measures in connection with the MICP: Free Cash Flow (weighted 50%) and Adjusted EBIT (weighted 50%).

How Did We Calculate the Financial Measures?

Free Cash Flow

∎

Free Cash Flow is net cash provided from operating activities of continuing operations, as reflected in the Consolidated Statements of Cash Flows in our quarterly earnings release, less accrued capital expenditures as reported in the footnote to the Consolidated Statements of Cash Flows in our quarterly earnings release. The measurement period is five quarters – October 1, 2023 through December 31, 2024, as the target is set before the prior year is completed and the prior year closing balance sheet as of December 31 is not known.

Adjusted EBIT

∎

Adjusted EBIT is defined as operating income from continuing operations of the company and its subsidiaries (as reported in the Consolidated Statements of Operations in our quarterly earnings release) plus expenses attributable to merger and acquisition (“M&A”) activities (including expenses with respect to M&A activities that are abandoned), business consolidation and restructuring expense, plus severance costs and plus (minus) other expense (income), net, as reported in our Consolidated Statements of Operations.

MICP Targets and Awards

With regard to each of the MICP financial measures described above, an executive can receive an award only if a specified threshold level of performance is achieved; no award will be provided with respect to the financial measure if performance is below the threshold level. Once the threshold level of performance is achieved, the award can range from a minimum (threshold) of 50% to a maximum of 200% of the target award allocated to that performance measure.

32

COMPENSATION DISCUSSION AND ANALYSIS

For 2024, the target established for each performance measure and the level of performance, expressed as a dollar amount and as a percentage of target performance, that would entitle a participant to a threshold or maximum award with respect to each measure were as follows:

		Performance Measure
	Payout	Free Cash Flow(1)	Adjusted EBIT
Threshold (80%)	50%	$230.8 million	$208.2 million
Target (100%)	100%	$288.5 million	$260.3 million
Max (120%)	200%	$346.2 million	$312.4 million

(1)	Covers the performance period from October 1, 2023 through December 31, 2024.

For 2024, the Free Cash Flow target was set above the 2023 target of $219.4 million and above the 2023 actual result of $269.5 million. Moreover, the Adjusted EBIT target was set above the 2023 target of $221.4 million and above the 2023 actual result of $217.6 million.

The target and actual performance with respect to each financial measure, and the actual MICP award as a percentage of the target award with respect to each measure, is shown on the following table:

Performance Measure	Target Performance	Actual Performance	Actual Award as a Percentage of Target Award Opportunity for the Performance Measure

Free Cash Flow (Weighted 50%)	$288.5 million	$332.9 million	176.9%

Adjusted EBIT (Weighted 50%)	$260.3 million	$237.7 million	78.3%

Weighted Average Achievement Level			127.6%

The aggregate payments to the named executive officers were as follows:

Name	Target Award Opportunity	Actual Award

Thomas C. Gentile III(1)	$1,210,000	$1,543,960

Nick L. Stanage(1)	$737,295	$940,789

Patrick J. Winterlich	$539,978	$689,013

Gail E. Lehman	$362,063	$461,993

Thierry P. Merlot(2)	$339,506	$433,211

Philippe Chevrier(2)	$325,000	$414,700

(1)

Mr. Gentile’s target award opportunity was not prorated for 2024. Mr. Stanage’s target award opportunity is based on salary actually paid during the year. As noted above, his base salary was reduced to $500,000, effective May 1, 2024, and he retired on November 30, 2024.

(2)

Mr. Merlot’s and Mr. Chevrier’s individual goals were achieved at the target level. In determining the dollar amount of Mr. Merlot’s actual award, we converted Mr. Merlot’s salary, which is paid in euros, to U.S. dollars at an exchange rate of 1.10 U.S. dollars per euro.

The actual award payments to our named executive officers are also reflected in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table, which appears below under “Executive Compensation.”

Equity Awards

Our equity awards are designed to promote achievement of long-term corporate goals, align the interests of our named executive officers with those of our stockholders and serve as an important element in our provision of compensation opportunities that are competitive with other companies seeking comparable executive talent.

2025 PROXY STATEMENT	33

COMPENSATION DISCUSSION AND ANALYSIS

Equity Incentive Award Opportunity

Similar to the process we use in determining the target award opportunity under the MICP, we base the named executive officers’ equity incentive compensation opportunity on a percentage of their salary, as indicated on the following table:

Name	Percentage of Salary(1)
Thomas C. Gentile III	440%
Nick L. Stanage	435%
Patrick J. Winterlich	190%
Gail E. Lehman	160%
Thierry P. Merlot	135%
Philippe Chevrier	120%

(1)

The equity incentive compensation opportunity for each of Mr. Winterlich and Mr. Merlot was increased by five percentage points year over year, and the equity incentive compensation opportunity for Mr. Chevrier was increased by ten percentage points year over year, in each case based on overall performance and the peer group data considered by the compensation committee.

Equity Awards Provided – Annual Grant Cycle

Our equity incentive compensation for the annual grant cycle in 2024 consisted of NQOs, RSUs and PSAs. The percentage of the annual equity incentive compensation opportunity allocated to each type of equity award was as follows (the graph for the CEO position reflects the allocation of annual equity awards granted to each of Mr. Gentile and Mr. Stanage):

As in the past, neither Mr. Gentile nor Mr. Stanage in the position of Chief Executive Officer and President received RSUs in connection with the annual grant cycle to further increase the proportion of pay for performance elements for that position. In lieu of RSUs, during the annual grant cycle the Chief Executive Officer generally receives additional PSAs (the payment of which depends on the achievement of long-term goals).

The graphs above do not reflect the following grants made in 2024, which were not issued in connection with company’s annual grant cycle: (i) for Mr. Gentile, the sign-on equity grant, and (ii) for Mr. Winterlich and Mr. Chevrier, the restricted stock units granted to them in July as retention awards. These awards are described in more detail under “CEO Transition – Compensation Decisions” and are therefore not included in the descriptions below.

34

COMPENSATION DISCUSSION AND ANALYSIS

Nonqualified Stock Options

As noted above, 25% of the annual equity award opportunity (33.3% for the CEO position) was allocated to NQOs. Using a Black-Scholes methodology, we valued the stock options, which were granted on January 29, 2024, at $24.27 per share (Mr. Gentile’s annual award of NQOs was granted on July 22, 2024, at Black-Scholes value of $24.38 per share). As a result of this valuation, the named executive officers received the following number of NQOs during the 2024 annual grant cycle as set forth below:

Name	Number of Shares Underlying NQOs
Thomas C. Gentile III	66,108
Nick L. Stanage	68,295
Patrick J. Winterlich	12,433
Gail E. Lehman	8,524
Thierry P. Merlot	6,744
Philippe Chevrier	5,840

The options have an exercise price per share equal to the closing price per share of our common stock, as reported by the NYSE, on the date of grant and vest in equal increments on each of the first three anniversaries of the date of grant.

The Summary Compensation Table reflects the aggregate grant date fair value of each named executive officer’s NQOs in the “Option Awards” column. See notes 4 and 5 to the Summary Compensation Table for further information.

Restricted Stock Units

During the annual grant cycle, we awarded RSUs to each of the named executive officers other than the CEO (Mr. Gentile and Mr. Stanage). As noted above, RSUs were granted based upon 25% of the participating named executive officers’ total equity incentive compensation opportunity. We valued the RSUs in accordance with ASC 718, based upon the closing price per share of our common stock, as reported by the NYSE on the date of grant.

Based upon this valuation, the named executive officers received the following number of RSUs during the 2024 annual grant cycle as set forth below:

Name	Number of RSUs
Patrick J. Winterlich	4,519
Gail E. Lehman	3,098
Thierry P. Merlot	2,451
Philippe Chevrier	2,122

One-third of these RSUs vest and are converted into an equivalent number of shares of our common stock on each of the first three anniversaries of the date of grant, except for RSUs granted to Mr. Merlot, a French national. In order to provide certain tax benefits under French law, the RSUs granted to Mr. Merlot vest and are converted with respect to two-thirds of the underlying shares on the second anniversary of the date of grant, and with respect to the remaining one-third of the underlying shares on the third anniversary of the date of grant. For our U.S. named executive officers, if and when cash dividends are declared on shares of our common stock, we provide dividend equivalents for each RSU then held by the grantee equal to the cash dividend that we pay to holders of our common stock which vest at the same time as the underlying RSUs to which they relate and are paid in cash. Mr. Merlot’s RSUs do not accrue dividends for French tax law purposes.

Performance Share Awards

PSAs are designed to focus our executives’ efforts on specific long-term goals. Unlike our other equity awards, the actual number of shares, if any, ultimately awarded to a named executive officer is dependent upon our performance with respect to specified financial measures. For our U.S. named executive officers, if and when cash dividends are declared on shares of our common stock, we

2025 PROXY STATEMENT	35

COMPENSATION DISCUSSION AND ANALYSIS

provide dividend equivalents for PSAs then held by the grantee equal to the cash dividend that we pay to holders of our common stock which vest and are paid in cash if and at the same time as the underlying PSAs to which they relate vest and are distributed. Mr. Merlot’s PSAs do not accrue dividends for French tax law purposes.

As noted above, during the annual grant cycle, we allocated 50% of the annual equity incentive opportunity for each named executive officer other than Messrs. Gentile and Stanage to PSAs; for Messrs. Gentile and Stanage, we allocated 66.7% of their annual equity incentive award opportunity to PSAs.

We determined the number of PSAs to be awarded assuming target performance and valued the PSAs based upon the closing price per share of our common stock, as reported by the NYSE on the date of grant. The per share price was equivalent to the fair value of the PSAs on the date of grant, determined in accordance with ASC 718.

Based upon this valuation, the target number of shares underlying PSAs received by each of the named executive officers during the annual grant cycle is set forth below:

Name	Number of Shares Underlying PSAs at Target Performance
Thomas C. Gentile III	50,175
Nick L. Stanage	49,649
Patrick J. Winterlich	9,038
Gail E. Lehman	6,197
Thierry P. Merlot	4,903
Philippe Chevrier	4,245

Financial Measures Used in Connection with the PSAs

The PSAs vest at the end of the three-year period commencing January 1, 2024. The payout of the PSA is based on the extent to which we achieve our traditional ROIC and Relative EPS Growth goals, each weighted 50%, that are established on the date of grant and measured over the entire three-year performance period.

Goal and Weighting	2024	2025	2026	Shares Vested
ROIC % (50%)	ROIC % for 2026 achievement			Performance at the end of the three-year period = shares vested
Relative EPS Growth (50%)	EPS Growth vs. S&P MidCap 400 achievement			Performance over three-year period = shares vested

ROIC Percentage

Payout with respect to 50% of the PSAs is based on achieving specified levels of ROIC at the end of the three-year performance period. ROIC is designed to measure the return on invested capital, calculated using our 2024 plan and strong year-over-year growth, with achievement measured using our ROIC results in accordance with the following formula:

       (EBIT x (1-tax rate)) + equity in earnings for 2026

Debt (current & long-term) + equity — cash and cash equivalents at the following two points: December 31, 2025 and December 31, 2026

We adjust EBIT to exclude expenses attributable to M&A activities (including expenses with respect to M&A activities that are abandoned), business consolidation and restructuring expenses, severance costs and other expense (income), as reported in our Consolidated Statement of Operations. We adjust the tax rate to exclude certain items, consistent with the calculation of adjusted net income in our earnings releases.

36

COMPENSATION DISCUSSION AND ANALYSIS

Information with respect to performance targets for the ROIC metric during the pendency of the performance period is not considered material to an understanding of our compensation arrangements and is not addressed in this discussion because it represents confidential business or financial information that we do not otherwise disclose to the public. Disclosing this information could cause significant competitive harm to the company. We believe our performance target for the ROIC measure was set at an appropriate level at the beginning of the performance period to be challenging, but sufficiently realistic to motivate the performance of our executive officers. We disclose information with respect to the ROIC threshold, target and maximum payout opportunities, and the actual number of shares awarded, in our executive compensation disclosures with the SEC in the year following conclusion of the performance period.

Relative EPS Growth

Payout with respect to the other 50% of the PSAs is based on our Relative EPS Growth during the three-year performance period. Relative EPS Growth is based on the extent to which the growth rate in our diluted earnings per share from continuing operations, calculated and presented in accordance with GAAP (“GAAP EPS”) for the three-year period ending December 31, 2026, exceeds the growth rate in the GAAP EPS of the companies included in the S&P MidCap 400 Index for the three-year period ending September 30, 2026. At the conclusion of the performance period, the growth rate in GAAP EPS for the company and for each company included in the S&P MidCap 400 Index during the comparison period, expressed as a percentage, is calculated as follows:

(GAAP EPS for the 12 months ended September 30, 2026 (December 31, 2026 for the company) —

GAAP EPS for the 12 months ended September 30, 2023 (December 31, 2023 for the company))

GAAP EPS for the 12 months ended September 30, 2023 (December 31, 2023 for the company)

x 100

Award payouts in connection with the Relative EPS Growth performance measure are based on the percentage of S&P MidCap 400 companies whose growth rate in GAAP EPS we exceed (referred to below as the “Performance Percentile”), as follows:

EPS Growth vs. S&P MidCap 400
Award Progression	Performance Percentile	Payout %
Threshold	40th	50%
Target	55th	100%
Maximum	75th	200%

To address possible changes in the composition of the S&P MidCap 400 during the comparison period, we established the following guidelines:

◾	If a company has negative earnings per share at the beginning or end of the comparison period, it will be deemed to have performance below those of other companies included in the comparison.

◾

If a company is acquired by or merges into another company, it will be removed from the comparison; however, if the acquiring company is also an S&P MidCap 400 company, the acquiring company will remain in the comparison.

◾	If an S&P MidCap 400 company consolidates with another company that is not an S&P MidCap 400 company, the consolidated company will not be included in the comparison.

◾

If a company becomes subject to bankruptcy proceedings, is delisted or subject to an event having a similar effect on trading in its securities, it will be deemed to have performance below those of other companies included in the comparison.

PSAs Granted in 2022

The PSAs granted in 2022 vested at the end of the three-year period ending December 31, 2024 as set forth below, based on our performance relative to three separate performance goals.

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COMPENSATION DISCUSSION AND ANALYSIS

The payout with respect to 50% of the award was based on achieving our traditional ROIC and Relative EPS Growth goals that were established on the date of grant and measured over the entire three-year performance period, while the other 50% of the award was based on achieving annual Incremental Adjusted EBIT Leverage goals that were established on the anniversary date of grant for each year during the performance period.

Goal and Weighting	2022	2023	2024	Shares Vested
ROIC % (25%)	ROIC% for 2024 x 25% of shares granted			Performance at the end of the three-year period = shares vested
Relative EPS Growth (25%)	EPS Growth vs. S&P MidCap 400 x 25% of shares granted			Performance over three-year period = shares vested
Incremental Adjusted EBIT Leverage (50%)	Performance based on incremental EBIT leverage over 2021 2022 payout % x 16.6% of shares granted (the resulting shares are earned)	Performance based on incremental EBIT leverage over 2022 2023 payout % x 16.7% of shares granted (the resulting shares are earned	Performance based on incremental EBIT leverage over 2023 2024 payout % x 16.7% of shares granted (the resulting shares are earned	Total shares earned in 2022, 2023, and 2024 = shares vested

ROIC Percentage

Payout with respect to 25% of the PSA granted in 2022 was based on achieving specified levels of ROIC at the end of the three-year performance period. ROIC was designed to measure the return on invested capital, calculated using our 2022 plan and strong year-over-year growth, with achievement measured using our ROIC results in accordance with the following formula:

     (EBIT x (1-tax rate)) + equity in earnings for 2024

Debt (current & long-term) + equity cash and cash equivalents at the following two points: December 31, 2023 and December 31, 2024

When the compensation committee established the ROIC percentage goal, it provided that EBIT would be adjusted to exclude expenses attributable to M&A activities (including expenses with respect to M&A activities that are abandoned), business consolidation and restructuring expense, severance costs and other expense (income), as reported in our Consolidated Statement of Operations. The compensation committee also approved adjustments for the tax rate to exclude certain items, consistent with the calculation of adjusted net income in our earnings releases.

ROIC Percentage
Award Progression	ROIC %	Payout %

Threshold	8.4%	50%

Target	10.5%	100%

Maximum	12.6%	200%

Our ROIC percentage at the end of the 2022-2024 performance cycle was 9.3%, which resulted in a payout level of 70.7% of the target number of shares allocated to that performance goal.

Relative EPS Growth

Payout with respect to 25% of the PSAs granted in 2022 was based on our Relative EPS Growth during the three-year performance period. The Relative EPS Growth goal is achieved based on the extent to which the growth rate in our diluted earnings per share from continuing operations, calculated and presented in accordance with GAAP (“GAAP EPS”) for the three-year period ending

38

COMPENSATION DISCUSSION AND ANALYSIS

December 31, 2024, exceeds the growth rate in the GAAP EPS of the companies included in the S&P MidCap 400 Index for the three-year period ending September 30, 2024. At the conclusion of the performance period, the growth rate in GAAP EPS for the company and for each company included in the S&P MidCap 400 Index during the comparison period, expressed as a percentage, was calculated as follows:

(GAAP EPS for the 12 months ended September 30, 2024 (December 31, 2024 for the company) —

GAAP EPS for the 12 months ended September 30, 2021 (December 31, 2021 for the company))

GAAP EPS for the 12 months ended September 30, 2021 (December 31, 2021 for the company)

x 100

Award payouts in connection with the Relative EPS Growth performance measure are based on the percentage of S&P MidCap 400 companies whose growth rate in GAAP EPS we exceed (referred to below as the “Performance Percentile”), as follows:

EPS Growth vs. S&P MidCap 400
Award Progression	Performance Percentile	Payout %

Threshold	40th	50%

Target	55th	100%

Maximum	75th	200%

Our GAAP EPS growth for the 2022-2024 performance cycle exceeded 75% of the S&P MidCap 400 companies, which resulted in a payout level of 200% of the target number of shares allocated to that performance goal.

Incremental Adjusted EBIT Leverage

Payout with respect to one-half of the PSAs granted in 2022 was based on accomplishing specific levels of Incremental Adjusted EBIT Leverage that were established on the date of grant and applicable to 2022, 2023 and 2024. Incremental Adjusted EBIT Leverage measures the change in Adjusted EBIT from year to year relative to the change in revenue from year to year. The definition of Adjusted EBIT is provided above under the MICP discussion. The Incremental Adjusted EBIT Leverage goal is a key metric for our investors and is designed to focus our executive team on earning strong margins on incremental sales and maximizing overhead leverage. To further drive performance, and align the interests of management with our stockholders, a minimum of 1% incremental revenue must be achieved for each year to be eligible to earn the shares allocable to that year.

For the 2024 fiscal year, the following Incremental Adjusted EBIT Leverage goals were established on the date of grant:

Year 3 | Incremental Adjusted EBIT Leverage for 2024 – Weighting: 16.7%
Award Progression	Leverage %	Payout %

Threshold	24.3%	50%

Target	32.4%	100%

Maximum	40.5%	200%

For purposes of the PSAs, our Incremental Adjusted EBIT Leverage for 2024 was 17.7%, which resulted in a payout percentage of 0%. Our EBIT Leverage for 2023 resulted in a payout percentage of 0%, and our EBIT Leverage for 2022 resulted in a payout percentage of 14.3%. The payout level for the entire 2022-2024 performance cycle was 14.3% of the target number of shares allocated to Incremental Adjusted EBIT.

Payouts

The weighted average payout percentage for the PSAs granted in 2022 was 82.0%, calculated as follows:

ROIC % (25% x 70.7% payout) +

Relative EPS Growth (25% x 200% payout) +

Incremental Adjusted EBIT Leverage (16.6% x 86% payout) + (16.7% x 0% payout) + (16.7% x 0% payout)

= 82.0% weighted average payout

2025 PROXY STATEMENT	39

COMPENSATION DISCUSSION AND ANALYSIS

As a result, in January 2025, each of our named executive officers who received an award of PSAs in 2022 received a number of shares of our common stock equal to 82.0% of the target amount of the shares underlying the PSAs granted to such named executive officer, as indicated in the following table:

Name	Number of Shares Underlying PSAs at Target	Number of Accrued Cash Dividends at Target	Number of Shares Issued Upon Vesting (1)	Number of Accrued Cash Dividends Issued Upon Vesting

Nick L. Stanage	55,077	$82,616	45,163	$67,745

Patrick J. Winterlich	7,654	$11,481	6,276	$9,414

Gail E. Lehman	5,379	$8,069	4,410	$6,616

Thierry P. Merlot (2)	4,353	—	3,569	—

(1)	Mr. Gentile was hired in 2024 and therefore did not receive the PSAs granted in 2022.
(2)	Mr. Merlot’s PSAs do not accrue dividends for French tax law purposes.
Equity Grant Practices
The company maintains an equity award policy that addresses the timing of awards of equity grants, including options, in relation to the disclosure of material nonpublic information. In accordance with that policy, equity awards, namely NQOs, RSUs and PSAs, are granted annually on the third full trading day after the financial results for the last completed fiscal year are released. Unless an exception is approved by the compensation committee, off-cycle

equity awards are granted on the third full trading day after the financial results are released for a quarter. Furthermore, as a matter of practice, annual equity awards are approved by our compensation committee at the first meeting of the fiscal year and are granted on a predetermined schedule. The compensation committee does not grant equity awards in anticipation of the release of material nonpublic information. Similarly, the company does not time the release of material nonpublic information with reference to any equity award grant dates or for the purpose of affecting the value of executive compensation.
We value RSUs and PSAs, and determine the exercise price for our NQOs, based on the closing price of our common stock on the date of grant. Our RSUs and NQOs vest in equal increments on the first three anniversaries of the date of grant, except for RSUs granted to our French employees, including Mr. Merlot. RSUs granted to Mr. Merlot vest as to two-thirds

of the underlying shares on the second anniversary of the grant date and the remaining one-third

of the underlying shares on the third anniversary of the grant date for French tax law purposes. PSAs vest in the year following the performance period, after certification of performance results by the compensation committee.
We believe that these vesting terms, together with award opportunities under our PSAs, provide our executives with a meaningful incentive for continued employment.
2024 Compensation – Personal Benefits
Generally, we do not provide personal benefits to newly hired or appointed named executive officers, except where warranted under the circumstances.
However, as a historical matter, we continued to provide limited personal benefits to Mr. Merlot, a French national. In 2024, in accordance with local practices for French employees, Mr. Merlot received the following benefits: $7,729 for an automobile allowance and $83,588 in contributions to a statutory pension benefit plan as required under French law.
In addition, in connection with Mr. Gentile’s initial appointment as Chief Executive Officer and President on May 1, 2024, Mr. Gentile received relocation assistance of $35,413, primarily to cover the costs related to his relocation to the company’s headquarters in Stamford, Connecticut, plus $23,594 in tax gross-ups, which was consistent with the benefits provided under our employee relocation policy. In addition, the company agreed to pay Mr. Gentile’s temporary living expenses for a period not to exceed six months (or until he relocated) and his weekly first-class airfare as needed between his then-current home and Stamford, Connecticut for a period not to exceed nine months (or until he relocated). In 2024, this commuting expense totaled $36,845 and $31,819 in tax gross-ups. Finally, the company reimbursed $30,000 in legal fees and $13,694 in tax gross-ups,

incurred by Mr. Gentile in connection with the preparation and negotiation of his offer letter, severance agreement, and other related agreements with the company.

40

COMPENSATION DISCUSSION AND ANALYSIS

The compensation committee reviews the personal benefits annually.

Additional information regarding personal benefits for our named executive officers is provided in the “All Other Compensation” column of the Summary Compensation Table and the accompanying footnotes.

Ongoing and Post-Employment Arrangements

We have several plans and agreements addressing compensation for our named executive officers that accrue value as the executive continues to work for us, provide special benefits upon certain types of termination events and provide retirement benefits. These plans and agreements were designed to be a part of a competitive compensation package that encourages our executives to remain employed by us. In some cases, the plans described below are available to other employees as well.

Hexcel Corporation 401(k) Retirement Savings Plan

Under our 401(k) Retirement Savings Plan (the “401(k) Plan”), substantially all of our U.S. employees may contribute up to 75% of their cash compensation (subject to applicable Internal Revenue Code limits). We match 50% of employee contributions up to 6% of the employee’s cash compensation and provide an annual fixed contribution equal to 2% of each participant’s cash compensation (4% for U.S. employees who were at least 45 years old and employed by us on December 31, 2001). The 401(k) Plan also provides a profit-sharing feature under which we may make an annual contribution to the account of each U.S. employee based on our performance during the preceding year; for 2024, the contribution was 3.25% of an employee’s eligible cash compensation.

All of the company’s contributions vest incrementally over the first five years of service. Amounts credited to an employee’s account may be invested in a number of funds. Although the 401(k) Plan previously offered employees the opportunity to invest our contributions (but not their own) into a Hexcel stock fund, our senior executives, including the named executive officers, were not permitted to invest in this fund. Effective January 31, 2024, the Hexcel stock fund is closed to new company contributions.

Amounts that we contribute to the 401(k) Plan accounts of the named executive officers are included in the “All Other Compensation” column of the Summary Compensation Table.

Nonqualified Deferred Compensation Plan

Under our Nonqualified Deferred Compensation Plan (the “NDCP”), eligible U.S.-based employees, including our named executive officers, may defer amounts of their cash compensation in excess of Internal Revenue Code limits applicable to our 401(k) Plan, referred to as “excess compensation.” We match 50% of a participant’s contributions to the NDCP, up to 6% of the participant’s excess compensation. We also provide the same fixed and profit-sharing contributions with respect to such excess contributions on the same basis as described above with respect to the 401(k) Plan. All participant and Hexcel contributions are fully vested at all times.

Amounts credited to a participant’s account may be invested in a number of funds based upon the funds, other than the Hexcel stock fund, available under the 401(k) Plan.

See “Executive Compensation – Nonqualified Deferred Compensation in 2024” on page 53 below for additional information.

Other Benefits for Named Executive Officers

Supplemental Retirement Benefits

We entered into a supplemental executive retirement agreement (“SERP”) with Mr. Stanage in 2009.

The SERP provides benefits to Mr. Stanage based on a formula relating to years of service (subject to a maximum accrual now that he has attained the age of 65) and specified percentages of his “final average pay”, subject to offset for contributions we have made to certain other retirement plans. Final average pay is calculated using Mr. Stanage’s average compensation for the highest paid 36 months out of his final 120 months of employment.

We have not entered into similar agreements with other named executive officers, and we would consider several factors, including the competitive compensation environment for executive talent, before we enter into such an agreement in the future. In this regard, Mr. Gentile was not provided a supplemental retirement benefit when he was hired as Chief Executive Officer and President in 2024.

Supplemental Death Benefit

Under an agreement with Mr. Stanage, and in accordance with our executive life insurance program for Mr. Gentile, Mr. Winterlich, Ms. Lehman and Mr. Chevrier, if one of the currently employed named executive officers dies while employed by us, a death benefit will

2025 PROXY STATEMENT	41

COMPENSATION DISCUSSION AND ANALYSIS

be provided equal to two times the sum of (i) the executive’s salary on the date of death and (ii) the average of the MICP awards paid to the executive in the three years (two years for Mr. Winterlich, Ms. Lehman and Mr. Chevrier) prior to death, up to a maximum of $1,500,000 for the named executive officer. If the named executive officer’s death is accidental, an additional death benefit will be provided pursuant to our executive accidental death and dismemberment insurance program equal to two times the sum of (i) the executive’s salary on the date of death and (ii) the average of the MICP awards paid to the executive in the two years prior to death, up to a maximum of $1,000,000 for the named executive officer ($1,500,000 for Mr. Gentile and Mr. Stanage). The named executive officers do not participate in our basic life insurance or accidental death and dismemberment insurance programs available to our U.S.-based employees. The death benefits provided under the SERP with Mr. Stanage are described in the discussion of such agreement under “Executive Compensation – Pension Benefits in 2024,” below.

Retirement Plans in which Mr. Merlot Participates

Mr. Merlot’s retirement benefits are governed by the terms of the collective labor agreement for the Textile Industries in France and the Composites Local Company Agreement (together, the “French CLA”) and French social programs. Under the French CLA, Mr. Merlot is entitled to receive a retirement indemnity equal to four months’ salary, plus a six-month notice period (a three-month notice period if Mr. Merlot is under the age of 65) and a payment related to his non-competition obligations, unless such obligations are waived by the company upon his retirement. Mr. Merlot also receives a pension that is funded by contributions from the company and Mr. Merlot as required by French regulations.

Severance Arrangements, Including Change of Control Provisions

We have severance agreements with all of our U.S.-based named executive officers other than Mr. Stanage, whose severance terms are governed by our Executive Severance Policy, coupled with certain terms set forth in his offer of employment letter. We refer to all of the foregoing documents collectively as the “Severance Arrangements.”

The Severance Arrangements generally provide payments and other benefits to a named executive officer if we terminate his or her employment for any reason other than disability or “cause” or if he or she terminates employment for “good reason”, with enhanced benefits if the termination occurs in connection with a change in control.

See “Executive Compensation—Potential Payments Upon Termination or Change in Control” below for additional information.

We believe that the Severance Arrangements promote management stability and encourage our named executive officers to focus their attention and energies on our business during potential periods of uncertainty. Absent such protections, there is an increased risk that executive officers will seek other employment opportunities if they become concerned about their employment security following or in anticipation of a change in control. We believe that the payments to be made under the Severance Arrangements provide some financial security to a named executive officer in the event that he or she is subject to a specified event of termination in the context of a change in control. Moreover, we believe the Severance Arrangements will facilitate a named executive officer’s support for a corporate transaction involving a change in control that is in the best interest of our stockholders, even though the transaction may have an effect on the named executive officer’s employment with us. We believe that these provisions, together with provisions calling for the lesser payments provided under the Severance Arrangements with respect to specified termination events outside of the context of a change in control, provide an important incentive for our named executive officers to remain with us.

We have determined that no newly hired or promoted executive will be eligible for tax gross-up payments in connection with our change in control arrangements.

Accelerated Vesting of Equity Awards in Connection with a Change in Control

Our equity awards provide that they will vest upon a change in control. This is a so-called “single trigger” vesting provision, in contrast to the “double trigger” provision applicable in our Severance Arrangements, which generally require both a change in control as well as a specified employment termination event before payment is made.

In adopting the single trigger vesting provision for our equity awards, we considered, among other things, that because our equity awards represent a significant portion of total compensation, the single trigger would provide a strong incentive for executive retention and would provide executives with the same opportunity as stockholders to realize value in connection with the change in control. In this regard, we believe the provision will focus the attention of our executives in pursuing a transaction that is in the best interest of our stockholders.

42

COMPENSATION DISCUSSION AND ANALYSIS

Stock Ownership Guidelines

We maintain stock ownership guidelines for our executive officers, other officers and our directors to further align the interests of management and our directors with those of our stockholders. The ownership guidelines require stock ownership having a “target dollar value,” which consists of the value of common stock owned by the executive or director, and specified members of his or her immediate family, as described below, as a multiple of that executive’s base salary or the director’s annual cash retainer fee, as shown in the table below:

Position	Target Dollar Value (as a multiple of base salary)(1)

Chief Executive Officer	6x salary

Executive Vice Presidents	3x salary

Other Executive Officers	2x salary

Other Officers	1x salary

Directors	5x annual cash retainer fee

(1)

Target Dollar Value generally is based on the number of (i) shares of common stock and (ii) shares underlying vested RSUs with respect to which delivery of the shares has been deferred, in each case owned by (a) the executive officer or director, (b) a parent, child or grandchild of the executive officer or director or (c) a trust or other entity established for the benefit of the executive officer or director, or any of such family members if the executive officer or director maintains the power to dispose of such shares. The value is computed on the last day of each quarter, based on the closing price per share of our common stock, as reported by the NYSE.

Until the target dollar value is achieved, an executive officer must retain 50%, and a director must retain 100%, of all net shares received under any of our incentive plans or programs. “Net shares” means all shares remaining after the sale of shares by the executive officer or director to pay any taxes due with respect to the shares received and, in the case of options, the exercise price.

Once the executive or director obtains the target dollar value as of the last day of a calendar quarter, he or she is deemed to have satisfied the ownership requirement so long as he or she continues to hold at least the number of shares he or she held as of that date. If an executive officer is promoted, he or she must again satisfy the applicable ownership guideline, commencing with the last day of the calendar quarter in which the promotion occurred.

As of the last ownership testing date, December 31, 2024, all of the named executive officers and then-appointed directors either satisfied the ownership requirement or were complying with the above-referenced retention ratio in accordance with the guidelines.

Our Insider Trading Policy expressly states that our directors, officers and employees are prohibited from engaging in “short sales” or any hedging or monetization transactions, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds. In addition, the policy prohibits pledges of company securities.

Clawback Policies

We maintain two separate policies regarding the recoupment (or clawback) of erroneously paid incentive-based compensation:

◾

The Mandatory Clawback Policy, under which we are required to recover incentive-based compensation paid to a current or former executive officer with respect to the three years preceding a year in which we prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws. The compensation recoverable is the amount in excess of the amount that would have been payable to the executive officer under the restated financial statements. The clawback must be applied regardless of whether the executive officer was responsible for the error that led to the accounting restatement and is effective as of October 2, 2023. The Mandatory Clawback Policy is intended to comply with the applicable NYSE listing standards that were revised in response to the mandates under Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010.

◾

The Discretionary Clawback Policy, which provides for recovery, at the board’s discretion, from our current or former employees, including our executive officers, of incentive-based compensation under other specified circumstances, including:

•

a material error in the calculation of a performance measure on which incentive-based compensation was received by a current or former employee during the three fiscal years completed before the date on which the material error is discovered;

•

a current employee or former employee engaged in fraudulent or intentional misconduct that causes or might reasonably be expected to cause material reputational, financial or other harm to the company; and

2025 PROXY STATEMENT	43

COMPENSATION DISCUSSION AND ANALYSIS

•

a current or former employee has improperly or grossly negligently failed, including in a supervisory capacity, to identify, escalate, monitor or manage risks that caused or might reasonably be expected to cause material reputational, financial or other harm to the company.

These policies are designed to enable the board to recover incentive compensation that is deemed received by an employee under specified circumstances that are inconsistent with the maintenance of a culture that emphasizes integrity and accountability and that reinforces our pay for performance philosophy. The policies are designed to prevent unjust enrichment based on erroneous determinations of performance or undesirable activities that may cause meaningful harm to the company or its stockholders. These remedies are in addition to any other remedies available to us or imposed by law enforcement agencies, regulators or other authorities, other than amounts with respect to the same compensation that the Chief Executive Officer or Chief Financial Officer has paid to us under Section 304 of the Sarbanes-Oxley Act of 2002.

In addition to the policies above, our equity grants to named executive officers also include a clawback provision in the event the named executive officer violates certain obligations to us, including confidentiality, non-competition and non-solicitation obligations.

Tax Considerations

Section 162(m) of the Internal Revenue Code generally places a $1 million limitation on the deductibility of compensation paid by a publicly held company to certain of its executive officers. Nevertheless, as was the case in previous years, our principal consideration in authorizing compensation for our named executive officers is whether we believe such compensation is consistent with our compensation philosophy, described above under “Executive Compensation Overview – Our Compensation Philosophy and Principles.” Accordingly, we believe it is important to retain the flexibility to compensate executives in a manner designed to meet these objectives, even if such compensation is potentially not deductible for tax purposes.

44

COMPENSATION COMMITTEE REPORT

COMPENSATION COMMITTEE REPORT

The compensation committee has reviewed and discussed with management the Compensation Discussion and Analysis. Based on its review and discussions with management, the committee recommended to our board of directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into our Annual Report on Form 10-K for the fiscal year ended December 31, 2024. This report is provided by the following independent directors, who comprise the committee:

Guy C. Hachey, Chair

James J. Cannon

Thomas A. Gendron

Catherine A. Suever

2025 PROXY STATEMENT	45

EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION

Summary Compensation Table

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)(4)	Option Awards ($)(4)(5)	Non-Equity Incentive Plan Compensation ($)(6)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(7)	All Other Compensation ($)(8)	Total ($)
Thomas C. Gentile III Chairman, CEO and President	2024	736,339	250,000	4,228,232	2,611,707	1,543,960	—	224,898	9,595,136

Nick L. Stanage Former Executive Chairman and former Chairman, CEO and President	2024	739,499	—	3,315,064	1,657,520	940,789	1,984,553	240,456	8,877,881
	2023	1,099,161	—	3,187,522	1,593,774	1,741,071	—	216,275	7,837,803
	2022	1,056,886	—	2,873,367	1,723,706	1,356,724	1,146,825	107,008	8,264,516

Patrick J. Winterlich EVP and CFO	2024	635,269	—	1,870,301	301,749	689,013	—	111,483	3,607,815
	2023	615,272	—	853,615	284,561	708,794	—	113,689	2,575,931
	2022	591,608	—	665,533	399,260	517,805	—	64,920	2,239,126
Gail E. Lehman EVP, Chief Legal and Sustainability Officer, and Secretary	2024	517,234	—	620,627	206,877	461,993	—	87,151	1,893,882
	2023	499,743	—	599,574	199,895	467,759	—	81,578	1,848,549
	2022	482,843	—	467,704	280,597	338,087	—	60,232	1,629,463
Thierry P. Merlot(9) President, Aerospace, Europe, Middle East, Africa and Asia Pacific & Industrial	2024	485,009	—	491,026	163,677	433,211	—	119,460	1,692,383
	2023	465,728	—	431,932	143,970	435,921	—	100,377	1,577,928
	2022	432,227	—	378,493	227,054	302,645	—	85,226	1,425,645

Philippe Chevrier President, Americas & Global Fibers	2024	487,404	—	1,068,525	141,737	414,700	—	54,890	2,167,256
	2023	448,269	175,000	371,122	123,728	386,662	—	480,758	1,985,539

(1)

For 2024, salaries are prorated for Mr. Gentile and Mr. Stanage based on time in their respective roles. Salary for Mr. Stanage reflects his vacation payout in the amount of $69,231. Mr. Gentile was appointed Chief Executive Officer and President of the Company on May 1, 2024. On that date, Mr. Stanage transitioned from Chief Executive Officer and President to the position of Executive Chairman of the board until his retirement on November 30, 2024, at which time Mr. Gentile became Chairman, Chief Executive Officer and President of the company, effective December 5, 2024. Mr. Chevrier was appointed President, Aerospace, Americas on January 3, 2023, and President, Americas & Global Fibers on July 1, 2023 and he resigned from the company effective January 31, 2025.

(2)

Includes sign-on bonus for Mr. Gentile when he was appointed to serve as Chief Executive Officer and President, and a sign-on bonus for Mr. Chevrier when he was appointed to serve as President, Aerospace, Americas & Global Fibers.

46

EXECUTIVE COMPENSATION

(3)

Includes the aggregate grant date fair value of RSUs and PSAs granted to the named executive officer during the years indicated, computed in accordance with ASC 718. These amounts do not correspond to the actual value that will be realized by the named executive officer. The amounts included for PSAs reflect the estimate of aggregate compensation cost to be recognized over the life of the PSAs, determined as of the grant date in accordance with ASC 718, but without giving effect to estimated forfeitures. The value of each PSA award at the grant date, assuming that (a) the target level of performance will be achieved and (b) the level of performance resulting in the maximum payout will be achieved, is as follows:

	2024 Amount Included in Stock Awards		2023 Amount Included in Stock Awards		2022 Amount Included in Stock Awards

	Target	Maximum	Target	Maximum	Target	Maximum

Thomas C. Gentile III	3,228,259	6,456,518	—	—	—	—

Nick L. Stanage	3,315,064	6,630,128	3,187,522	6,375,044	2,873,367	5,746,734

Patrick J. Winterlich	603,467	1,206,934	569,100	1,138,200	399,309	798,618

Gail E. Lehman	413,774	827,548	399,739	799,478	280,622	561,244

Thierry P. Merlot	327,373	654,746	287,955	575,910	227,096	454,192

Philippe Chevrier	283,439	566,878	247,438	494,876	—	—

(4)

For additional information regarding the assumptions made in calculating these amounts, see Note 13, “Stock-Based Compensation,” to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2024.

(5)

Includes the aggregate grant date fair value of all NQOs granted to the named executive officer during the year indicated, computed in accordance with ASC 718. These amounts do not necessarily correspond to the actual value that will be realized by the named executive officer.

(6)	Reflects amounts earned under the MICP with respect to the indicated year. Pursuant to Mr. Gentile’s offer letter, his target opportunity under the MICP was not prorated based on his start date.

(7)

For each year, represents the difference between the actuarial present value of the executive’s accumulated benefit under his retirement plan arrangement, as of December 31 of the indicated year and December 31 of the prior year. See “Pension Benefits in 2024” on page 52 for information regarding the pension arrangements applicable to Mr. Stanage. The actuarial present value of the pension benefit for Mr. Stanage decreased by $1,610,261 during 2023. Pursuant to SEC rules, we are not permitted to report negative changes in pension value in the Summary Compensation Table. Therefore, for 2023, his change in pension value is reported in the table above as $0.

The changes in pension value do not directly relate to the final potential payout and can vary significantly year-over-year based on: (a) changes in salary; (b) other one-time adjustments to salary; (c) actual age versus predicted age at retirement; (d) the discount rate used to determine present value of the benefit; and (e) other relevant factors. A decrease in the discount rate results in an increase in the present value of the accumulated benefit and an increase in the discount rate has the opposite effect. See Note 8, “Retirement and Other Postretirement Benefit Plans,” to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2024, and the pension benefits table under “Pension Benefits in 2024” on page 53 for a description of the interest rate and mortality assumptions.

(8)	The amounts for our named executive officers in the “All Other Compensation” column for 2024 include the following:

Name	Hexcel Contributions to 401(k) Retirement Savings Plan ($)	Hexcel Contributions to Nonqualified Deferred Compensation Plan ($)	Premiums for Life, Long-Term Disability, and Accidental Death and Dismemberment Insurance ($)	Perquisites(a) ($)

Thomas C. Gentile III	16,757	31,281	5,495	171,365

Nick L. Stanage	24,525	178,963	7,512	29,456

Patrick J. Winterlich	27,482	76,965	7,036	—

Gail E. Lehman	23,375	53,387	10,389	—

Thierry P. Merlot(b)	—	—	4,126	115,334

Philippe Chevrier	28,269	19,832	5,936	854

(a)

In connection with Mr. Gentile’s initial appointment as Chief Executive Officer and President on May 1, 2024, Mr. Gentile received relocation assistance of $35,413, primarily to cover the costs related to his relocation to Stamford, Connecticut, pursuant to the company’s employee relocation policy, and $23,594 in tax gross-ups related to those costs. In addition, the company agreed to reimburse Mr. Gentile $36,845 to cover his commuting costs from Wichita, Kansas to Stamford, Connecticut before his move to Stamford, Connecticut in October 2024 and

2025 PROXY STATEMENT	47

EXECUTIVE COMPENSATION

$31,819 in tax gross-ups related to those costs. The company also agreed to reimburse Mr. Gentile for up to $30,000 for legal fees incurred in connection with the preparation and negotiation of this offer letter, severance agreement, and other related agreements, and $13,694 in tax gross-ups for those legal fees. Mr. Stanage received $17,865 of a company gift in recognition of his many years of service to the company and $11,591 in tax gross-ups for those gifts. Mr. Merlot receives an automobile allowance of $7,729. Hexcel also contributed $83,588 to a statutory pension benefit plan for Mr. Merlot. He also received $14,548 for a profit-sharing bonus and $9,469 for a holiday bonus as required under French regulations.

(b)

Mr. Merlot received in 2022 a holiday bonus of $4,848, and in 2023 a holiday bonus of $7,982 and profit sharing of $8,116 under local programs and plans in France; but they were inadvertently omitted from his “All Other Compensation” for those years. Therefore, we have restated Mr. Merlot’s “All Other Compensation” and “Total” columns for 2022 and 2023 to reflect those additional amounts.

(9)

For Mr. Merlot, the amounts in the “Salary,” “Non-Equity Incentive Plan Compensation” and “All Other Compensation” columns are paid or determined in the local currency, euros, and converted to an amount in U.S. dollars based on the exchange rate of 1.10 U.S. dollars per euro. Mr. Merlot’s salary in euros was €440,918 in 2024, his automobile allowance was €7,026, his pension contribution was €75,989, his premiums for life insurance were €3,751, his holiday bonus was €8,609, and his profit-sharing bonus was €13,225.

Grants of Plan-Based Awards in 2024

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(4)	All Other Option Awards: Number of Securities Underlying Options (#)(5)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(6)
Name	Grant Date(3)	Approval Date(3)	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Thomas C. Gentile III	—	—	605,000	1,210,000	2,420,000	—	—	—	—	—	—	—
	07/22/2024	04/09/2024	—	—	—	25,087	50,175	100,350	—	—	—	3,228,260
	07/22/2024	04/09/2024	—	—	—	—	—	—	15,542	—	—	999,972
	07/22/2024	04/09/2024	—	—	—	—	—	—	—	66,108	64.34	1,611,713
	07/22/2024	04/09/2024	—	—	—	—	—	—	—	41,017	64.34	999,994

Nick L. Stanage	—	—	368,648	737,295	1,474,590	—	—	—	—	—	—	—
	01/29/2024	01/17/2024	—	—	—	24,824	49,649	99,298	—	—	—	3,315,064
	01/29/2024	01/17/2024	—	—	—	—	—	—	—	68,295	66.77	1,657,520

Patrick J. Winterlich	—	—	269,989	539,978	1,079,956	—	—	—	—	—	—	—
	01/29/2024	01/17/2024	—	—	—	4,519	9,038	18,076	—	—	—	603,467
	01/29/2024	01/17/2024	—	—	—	—	—	—	4,519	—	—	301,734
	07/22/2024	07/16/2024	—	—	—	—	—	—	15,000	—	—	965,100
	01/29/2024	01/17/2024	—	—	—	—	—	—	—	12,433	66.77	301,749

Gail E. Lehman	—	—	181,032	362,063	724,126	—	—	—	—	—	—	—
	01/29/2024	01/17/2024	—	—	—	3,098	6,197	12,394	—	—	—	413,774
	01/29/2024	01/17/2024	—	—	—	—	—	—	3,098	—	—	206,853
	01/29/2024	01/17/2024	—	—	—	—	—	—	—	8,524	66.77	206,877

Thierry P. Merlot	—	—	169,753	339,506	679,012	—	—	—	—	—	—	—
	01/29/2024	01/17/2024	—	—	—	2,451	4,903	9,806	—	—	—	327,373
	01/29/2024	01/17/2024	—	—	—	—	—	—	2,451	—	—	163,653
	01/29/2024	01/17/2024	—	—	—	—	—	—	—	6,744	66.77	163,677

48

EXECUTIVE COMPENSATION

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(4)	All Other Option Awards: Number of Securities Underlying Options (#)(5)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(6)
Name	Grant Date(3)	Approval Date(3)	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Philippe Chevrier	—	—	162,500	325,000	650,000	—	—	—	—	—	—	—
	01/29/2024	01/17/2024	—	—	—	2,122	4,245	8,490	—	—	—	283,439
	01/29/2024	01/17/2024	—	—	—	—	—	—	2,122	—	—	141,686
	07/22/2024	07/16/2024	—	—	—	—	—	—	10,000	—	—	643,400
	01/29/2024	01/17/2024	—	—	—	—	—	—	—	5,840	66.77	141,737

(1)

The amounts shown reflect the threshold, target and maximum payments the named executive officer was eligible to receive based on achievement with respect to performance goals under the MICP. The actual awards we paid for 2024 are shown in the “Non-Equity Incentive Plan Compensation” column in the Summary Compensation Table above. If the threshold performance for any financial measure under the MICP is not attained, no portion of the MICP award attributable to that measure is paid. More detail concerning the 2024 MICP financial performance measures is provided on pages 31-33.

(2)

Reflects the number of shares of our common stock underlying PSAs granted under our 2013 Incentive Stock Plan (the “2013 ISP”) for the 2024-2026 performance period; the PSAs will convert into shares of common stock after a three-year performance period based on the level of achievement with respect to specified performance measures. No PSAs will convert with respect to a financial measure if a threshold level of performance is not achieved. The terms of the PSAs are described in more detail on pages 35-40.

(3)

For our regular annual equity awards, the compensation committee approved a dollar value of the awards (as a percentage of salary) and the performance requirements for conversion of PSAs into shares of common stock at its meeting on January 17, 2024. In accordance with our equity grant policy, the grant date for the 2024 annual equity awards was January 29, 2024, the third trading day following the release of 2023 fourth quarter and year-end earnings. Annual and inducement grants for Mr. Gentile were approved on April 9, 2024, and granted on July 22, 2024. Retention RSU awards for Mr. Winterlich and Mr. Chevrier were approved on July 16, 2024 and granted on July 22, 2024.

(4)

Reflects RSUs granted under the 2013 ISP. The RSUs granted on January 29, 2024 generally vest and convert into shares at the rate of one-third on each of the first three anniversaries of the grant date, except for the RSUs granted to Mr. Merlot, which will vest and convert at the rate of two-thirds of the underlying shares on the second anniversary of the grant date and the remaining one-third of the underlying shares on the third anniversary of the grant date. The RSUs granted to Mr. Gentile on July 22, 2024 generally vest and convert to shares at the rate of one-third on each of the first three anniversaries of his start date of May 1, 2024. The RSUs granted to Mr. Winterlich and Mr. Chevrier on July 22, 2024 generally vest and convert into shares at the rate of one-third on each of the second, third and fourth anniversaries of the grant date. The terms of the RSUs are described in more detail on pages 34-35.

(5)

Reflects NQOs granted under the 2013 ISP, which generally vest and become exercisable at the rate of one-third of the underlying shares on each of the first three anniversaries of the grant date. The NQO to purchase 41,017 shares granted to Mr. Gentile on July 22, 2024 generally vests and becomes exercisable at the rate of one-third on each of the first three anniversaries of his start date of May 1, 2024. The terms of the NQOs are described in more detail on pages 34-35.

(6)

Reflects the grant date fair value of PSAs, RSUs and NQOs granted to the named executive officers in 2024, computed in accordance with ASC 718. Generally, the grant date fair value is equal to the amount that we will expense in our financial statements over the award’s vesting schedule, but without giving effect to estimated forfeitures. For RSUs, fair value is calculated using the closing price of our common stock on the grant date. For PSAs, fair value is calculated using the target number of shares of common stock subject to the PSA award and the closing price of our common stock on the grant date. For NQOs, fair value is calculated using the applicable Black-Scholes derived value on the grant date. For additional information on the valuation assumptions used in calculating the fair value of these instruments, see Note 13, “Stock-Based Compensation,” to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2024. These amounts, computed in accordance with ASC 718, do not necessarily correspond to the actual value that will be realized by the named executive officers.

Description of Plan-Based Awards

All NQOs, RSUs and PSAs granted to the named executive officers in fiscal year 2024 were granted under the 2013 ISP and are governed by the terms and conditions of the 2013 ISP and the applicable award agreements. See pages 33-40 for a discussion of NQOs, RSUs and PSAs.

2025 PROXY STATEMENT	49

EXECUTIVE COMPENSATION

Outstanding Equity Awards at 2024 Fiscal Year-End

The following table provides information on the holdings of outstanding stock options and unvested stock awards held by the named executive officers as of December 31, 2024:

		Option Awards(1)					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)

Thomas C. Gentile III	07/22/2024	—	66,108	—	64.34	07/22/2034	15,542	974,483	50,175	3,145,973
	07/22/2024	—	41,017	—	64.34	07/22/2034	—	—	—	—

Nick L. Stanage	01/26/2016	64,812	—	—	41.71	01/26/2026	—	—	—	—
	01/30/2017	61,204	—	—	50.50	01/30/2027	—	—	—	—

	01/29/2018	50,121	—	—	68.15	01/29/2028	—	—	—	—

	01/28/2019	65,502	—	—	65.56	01/28/2029	—	—	—	—

	02/06/2020	70,293	—	—	74.74	11/30/2029	—	—	—	—

	01/28/2021	137,229	—	—	44.90	11/30/2029	—	—	—	—

	01/31/2022	53,699	26,848	—	52.17	11/30/2029	—	—	—	—

	01/30/2023	19,816	39,631	—	68.79	11/30/2029	—	—	46,337	2,905,330

	01/29/2024	—	68,295	—	66.77	11/30/2029	—	—	49,649	3,112,992

Patrick J. Winterlich	01/27/2015	3,348	—	—	43.96	01/27/2025	—	—	—	—
	01/26/2016	3,413	—	—	41.71	01/26/2026	—	—	—	—

	01/30/2017	3,700	—	—	50.50	01/30/2027	—	—	—	—

	01/29/2018	9,159	—	—	68.15	01/29/2028	—	—	—	—

	01/28/2019	12,621	—	—	65.56	01/28/2029	—	—	—	—

	02/06/2020	14,785	—	—	74.74	02/06/2030	—	—	—	—

	01/28/2021	35,034	—	—	44.90	01/28/2031	—	—	—	—

	01/31/2022	12,439	6,218	—	52.17	01/31/2032	1,700	106,590	—	—

	01/30/2023	3,539	7,075	—	68.79	01/30/2033	2,757	172,864	8,273	518,717

	01/29/2024	—	12,433	—	66.77	01/29/2034	4,519	283,341	9,038	566,683

	07/22/2024	—	—	—	—	—	15,000	940,500	—	—

Gail E. Lehman	01/29/2018	8,829	—	—	68.15	01/29/2028	—	—	—	—
	01/28/2019	10,441	—	—	65.56	01/28/2029	—	—	—	—

	02/06/2020	10,855	—	—	74.74	02/06/2030	—	—	—	—

	01/28/2021	25,078	—	—	44.90	01/28/2031	—	—	—	—

	01/31/2022	8,742	4,370	—	52.17	01/31/2032	1,195	74,927	—	—

	01/30/2023	2,486	4,970	—	68.79	01/30/2033	1,936	121,387	5,811	364,350

	01/29/2024	—	8,524	—	66.77	01/29/2034	3,098	194,245	6,197	388,552

50

EXECUTIVE COMPENSATION

		Option Awards(1)						Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date		Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)

Thierry P. Merlot	01/26/2016	5,397	—	—	41.71	01/26/2026		—	—	—	—
	01/30/2017	6,340	—	—	50.50	01/30/2027		—	—	—	—
	01/29/2018	5,610	—	—	68.15	01/29/2028		—	—	—	—
	01/28/2019	7,620	—	—	65.56	01/28/2029		—	—	—	—
	10/24/2019	—	—	—	—	—		2,490	156,123	—	—
	02/06/2020	8,045	—	—	74.74	02/06/2030		—	—	—	—
	01/28/2021	19,312	—	—	44.90	01/28/2031		—	—	—	—
	01/31/2022	7,074	3,536	—	52.17	01/31/2032		968	60,694	—	—
	01/30/2023	1,791	3,579	—	68.79	01/30/2033		2,093	131,231	4,186	262,462

	01/29/2024	—	6,744	—	66.77	01/29/2034		2,451	153,678	4,903	307,418

Philippe Chevrier	01/30/2023	1,539	3,076	—	68.79	01/30/2033	(5)	1,198	75,115	3,597	225,532
	01/29/2024	—	5,840	—	66.77	01/29/2034	(5)	2,122	133,049	4,245	266,162
	07/22/2024	—	—	—	—	—		10,000	627,000	—	—

(1)

All options listed in this table vest in equal increments on each of the first three anniversaries of the grant date (except for the option to purchase 41,017 shares granted to Mr. Gentile on July 22, 2024, which vests in equal installments on each of the first three anniversaries of his start date of May 1, 2024) and will expire on the tenth anniversary of the grant date.

(2)

This column includes: (i) unvested RSUs granted on January 31, 2022, January 30, 2023, January 29, 2024 under the 2013 ISP, which generally vest and convert into shares at the rate of one-third per year on each of the first three anniversaries of the grant date, except for grants made to Mr. Merlot, which generally vest and convert into shares as to two-thirds of the underlying shares on the second anniversary of the grant date and the remaining one-third on the third anniversary of the grant date, (ii) in the case of Mr. Merlot, unvested RSUs granted on October 24, 2019 under the 2013 ISP, which vests and converts to shares as to 50% of the RSUs on the third anniversary of the grant date, and the remaining 50% of the RSUs on each of the fourth, fifth and sixth anniversaries of the grant date, (iii) in the case of Mr. Winterlich and Mr. Chevrier, unvested RSUs granted on July 22, 2024 under the 2013 ISP, which vest and convert into shares at the rate of one-third on each of the second, third and fourth anniversaries of the grant date; and (iv) in the case of Mr. Gentile, unvested RSUs granted on July 22, 2024 under the 2013 ISP, which generally vest and convert into shares at the rate of one-third per year on each of the first three anniversaries of his start date of May 1, 2024. For the RSUs, except those granted to Mr. Merlot, if and when cash dividends are declared on shares of our common stock, we provide dividend equivalents for each RSU then held by the grantee equal to the cash dividend that we pay to holders of our common stock, which vest at the same time as the underlying RSUs to which they relate and are paid in cash. Mr. Merlot’s RSUs do not accrue dividends for French tax law purposes.

(3)	Market values were computed using a price of $62.70 per share, the closing price of Hexcel common stock on December 31, 2024, as reported by the NYSE.

(4)

This column reflects the shares that each named executive officer would receive based on the target award under outstanding PSAs granted in 2023 and 2024. If the PSA awards were to payout at maximum, the number of shares (and market value of such shares) outstanding as of December 31, 2024 with respect to unvested PSAs granted in 2023 and 2024, respectively, would be for Mr. Gentile: 100,350 shares ($6,291,945); Mr. Stanage: 92,674 shares ($5,810,660) and 99,298 shares ($6,225,985); Mr. Winterlich: 16,546 shares ($1,037,434) and 18,076 shares ($1,133,365); Ms. Lehman: 11,622 shares ($728,699) and 12,394 shares ($777,104); Mr. Merlot: 8,372 shares ($524,924) and 9,806 shares ($614,836); and Mr. Chevrier: 7,194 shares ($451,064) and 8,490 shares ($532,323). Each named executive officer will receive a number of shares of common stock based on the extent to which the performance criteria for the respective PSAs are attained. Any such shares into which the PSAs will convert will be received by the named executive officer in early 2026 for the PSAs granted in 2023 and early 2027 for the PSAs granted in 2024, in each case subject to continued employment through the end of the applicable three-year performance period.

(5)	Mr. Chevrier’s vested options will expire on May 1, 2025, 90 days after his voluntary resignation effective January 31, 2025.

2025 PROXY STATEMENT	51

EXECUTIVE COMPENSATION

Option Exercises and Stock Vested in 2024

	Option Awards		Stock Awards(2)
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(1) ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(3)
Thomas C. Gentile III	—	—	—	—
Nick L. Stanage	91,490	1,917,631	45,163	2,899,465
Patrick J. Winterlich	2,345	56,163	12,497	822,245
Gail E. Lehman	—	—	8,822	580,532
Thierry P. Merlot	5,611	107,900	9,741	625,630
Philippe Chevrier	—	—	600	39,906

(1)

The value realized is equal to the difference between the closing price per share of our common stock, as reported by the NYSE on the date of exercise, and the exercise price, multiplied by the number of shares underlying the options exercised.

(2)

For named executive officers, reflects RSUs that vested during 2024. Also reflects the PSAs that vested on December 31, 2024 based on the level of achievement with respect to specified performance measures for the 2022-2024 performance period, as determined by the compensation committee in January 2025. For the RSUs and PSAs earned, except those granted to Mr. Merlot, if and when cash dividends are declared on shares of our common stock, we provide dividend equivalents for each RSU and PSA then held by the grantee equal to the cash dividend that we pay to holders of our common stock, which vest at the same time as the underlying RSUs and PSAs to which they relate and are paid in cash.

(3)	The value realized is equal to the closing price per share of our common stock, as reported by the NYSE on the vesting date, multiplied by the number of RSUs vested.

Pension Benefits in 2024

During 2024, Mr. Stanage participated in a Supplemental Executive Retirement Agreement entered into with the company (the “SERP”). The SERP provides for a retirement benefit intended to supplement Mr. Stanage’s retirement income from our 401(k) Plan and NDCP (described on page 41) and vested upon his completion of 60 months of continuous service with the company. The SERP includes the following provisions:

◾

Upon Mr. Stanage’s retirement, he will receive a lump sum equal to the actuarial present value of the “Normal Retirement Benefit,” subject to a reduction to reflect the additional actuarial cost of Mr. Stanage’s benefit election for his designated beneficiary in the event he dies before receiving any benefits under the SERP, as described below, versus the default election available under the SERP. The SERP generally defines the “Normal Retirement Benefit” as a monthly benefit starting on the first of the month after his employment terminates and ending with the payment for the month in which his death occurs or, if later, after payment of 120 such payments (with any such payments after his death made to his beneficiary or his estate) in an amount equal to (a) the product of his “Final Average Pay” and the “Benefit Percentage” less (b) all contributions made by us for his account under our 401(k) Plan.

•

“Final Average Pay” generally equals Mr. Stanage’s average monthly compensation for the highest paid 36 months out of his final 120 months of employment, and includes salary and amounts earned under all management incentive or other bonus plans in which he participates. Any incentive pay or other bonus is deemed to be earned ratably over the period for which it was earned.

•	The “Benefit Percentage” is 7/30 of 1% for each month of service but will not increase further after age 65.

•

Contributions made by us for Mr. Stanage’s account under our 401(k) Plan are expressed as a monthly amount in the form of an actuarial equivalent 50% joint and survivor annuity, with 120 months of guaranteed payments starting at the date Mr. Stanage attains age 65, and assuming that our contributions earn interest at the rate of 6% from the date of the contribution until the date it is actually paid to Mr. Stanage.

◾

The SERP generally provides Mr. Stanage the ability to irrevocably elect to receive, in lieu of a lump sum payment with regard to a benefit described above, a monthly payment of such benefit, which will take effect twelve months after the date on which such election is made. If he makes such an election, the monthly benefit will start on the first of the month after the fifth anniversary of the date on which his employment terminates, and the amount of the monthly benefit will be actuarially adjusted to take into account that the first payment of the applicable benefit will not take place until the fifth anniversary of the date on which his employment terminates.

52

EXECUTIVE COMPENSATION

As noted above, Mr. Stanage retired on November 30, 2024, and he was entitled to the accrued benefits under his SERP.

Pension Benefits Table

The table below shows the present value, as of December 31, 2024, of accumulated benefits payable to Mr. Stanage (the only named executive officer covered by defined benefit retirement arrangements) upon his retirement, as well as the number of years of service credited under his retirement arrangements. Mr. Merlot is eligible to receive a pension that is funded by our contributions and by Mr. Merlot’s, the value of which will be determined in accordance with French regulations at the time of his retirement.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)(1)	Payments During Last Fiscal Year ($)
Nick L. Stanage	Supplemental Executive Retirement Agreement	14.17	15,571,021	—

(1)

The present value of accumulated benefit for Mr. Stanage was calculated using the same discount rate, lump sum conversion interest rate and mortality table assumptions as were used for financial reporting purposes at December 31, 2024. See footnote 7 to the Summary Compensation Table on page 47 for a description of factors affecting the difference between the actuarial present value of Mr. Stanage’s accumulated benefit under his SERP as of December 31 of the current year and December 31 of the prior year.

Nonqualified Deferred Compensation in 2024

Under the NDCP, eligible U.S. employees, including our named executive officers, may defer amounts of their cash compensation in excess of Internal Revenue Code limits applicable to our 401(k) Plan, or “excess compensation.” We match 50% of a participant’s contributions to the NDCP, up to 6% of the participant’s excess compensation. We also provide the same fixed and profit-sharing contributions with respect to such excess contributions on the same basis as provided under our 401(k) Plan. See “Compensation Discussion and Analysis—Ongoing and Post-Employment Arrangements—Hexcel Corporation 401(k) Retirement Savings Plan” and “Nonqualified Deferred Compensation Plan” for additional information. All participant and Hexcel contributions are fully vested at all times.

Amounts credited to a participant’s account may be invested in a number of funds based upon the funds available under our 401(k) Plan, other than the Hexcel stock fund.

All of our NEOs, other than Mr. Merlot, participated in the NDCP in 2024. Mr. Merlot is not eligible to participate in the NDCP because he is not a U.S. employee.

Name	Executive Contributions in Last Fiscal Year ($)	Company Contributions in Last Fiscal Year ($)(1)	Aggregate Earnings in Last Fiscal Year ($)(2)	Aggregate Withdrawals / Distributions ($)	Aggregate Balance at Last Fiscal Year-End ($)(3)
Thomas C. Gentile III	44,254	31,281	2,855	—	73,391
Nick L. Stanage	153,953	178,963	448,783	—	3,342,893
Patrick J. Winterlich	101,511	76,965	50,998	—	611,992
Gail E. Lehman	55,509	53,387	94,427	—	487,759
Philippe Chevrier	—	19,832	1,943	—	27,859

(1)	The amounts in this column are included in the “All Other Compensation” column in the Summary Compensation Table on page 46.

(2)	The aggregate annual earnings in 2024 are not reported in the Summary Compensation Table, as SEC rules provide that only above-market or preferential earnings be reported in that table.

(3)

The amounts in this column include aggregate contributions, if any, by the NEO and the Company to the NDCP that were reported as compensation in the Summary Compensation Table in previous years: Mr. Stanage, $1,734,617; Mr. Winterlich, $274,714; Ms. Lehman, $198,262; and Mr. Chevrier, $5,692.

2025 PROXY STATEMENT	53

EXECUTIVE COMPENSATION

Potential Payments Upon Termination or Change in Control

In this section, we describe payments and benefits that would be provided to our named executive officers upon several events of termination, including termination in connection with a change in control, assuming the termination event occurred on December 31, 2024. The information in this section does not include information related to:

◾	distributions under the NDCP. See “Nonqualified Deferred Compensation in 2024.”

◾	RSUs, PSAs and shares underlying NQOs that vested prior to the termination event.

◾	short-term incentive payments that would not be increased due to the termination event.

◾	distributions to Mr. Stanage under his SERP other than incremental payments payable to Mr. Stanage that are addressed below. See “Pension Benefits in 2024.”

◾	other payments and benefits provided on a non-discriminatory basis to salaried employees generally upon termination of employment, including under our 401(k) Plan.

We have severance agreements with all of our currently employed named executive officers other than Mr. Stanage, whose severance terms are governed by our Executive Severance Policy, coupled with certain terms set forth in his offer of employment letter. We refer to all of the documents collectively as the “Severance Arrangements.” The Severance Arrangements are described below.

The Severance Arrangements generally provide payments and other benefits to a named executive officer if we terminate his or her employment for any reason other than disability or “cause” (as defined in the Severance Arrangement related to the named executive officer) or if he or she terminates employment for “good reason” (also as defined in such Severance Arrangement). In circumstances related to a “change in control” or a “potential change in control” (each as defined in such Severance Arrangement), the payments are enhanced. With respect to the named executive officers, such payments and other benefits generally include a lump sum payment equal to the sum of, or a multiple of the sum of, annual base salary and average bonus under the MICP, as well as continued participation in all medical, dental, life insurance and other welfare and perquisite plans and programs in which the executive was participating on the date of termination (“Continued Participation Benefits”) for a specified period of time. These payments are further described below.

Executive Severance Policy

The compensation committee maintains an Executive Severance Policy that applies to any executive employee of the company who has received an offer letter of employment from the company that expressly extends the provisions of the policy to such executive. Mr. Stanage was the only named executive officer subject to the policy.

As applied to Mr. Stanage, the policy provides as follows. However, as noted above, Mr. Stanage retired effective November 30, 2024, and this policy was therefore not triggered.

◾

upon termination due to Mr. Stanage’s death, his legal representative will receive a pro rata portion of Mr. Stanage’s annual bonus, based on the portion of the year that elapsed prior to his death (the “pro-rata bonus”).

◾

upon termination due to Mr. Stanage’s disability, he will receive the pro-rata bonus and disability benefits in accordance with the terms of the long-term disability program then in effect for senior executives of the company.

◾	upon termination of Mr. Stanage by the company other than for disability or cause, or upon his resignation for good reason, other than in relation to a change in control, he will receive:

•	the pro-rata bonus;

•

a cash lump sum equal to one and one-half times the sum of his annual base salary and one and one-half times the average of the last three annual bonus amounts awarded to him for the last three plan years completed prior to the termination date; and

•	Continued Participation Benefits for one and one-half years following the termination date.

◾

upon termination of Mr. Stanage by the company other than for disability or cause, or upon Mr. Stanage’s termination for good reason, in each case during a “potential change in control” (as defined in the policy) or within two years after a change in control, he will receive two and one-half times the lump sum payment described above and the Continued Participation Benefits for two and one-half years. He also will receive these benefits if, during a potential change in control, we terminate Mr. Stanage at the request of a person who takes any action designed to cause a change in control.

The compensation committee may amend or terminate the policy in its discretion, but no amendment or termination can adversely affect a covered executive’s vested rights, and no amendment or termination can become effective as to an executive earlier than the later of one year after written notice is delivered to such executive or two years after the occurrence of a change in control.

54

EXECUTIVE COMPENSATION

The Executive Severance Policy does not provide for a tax gross-up with respect to excise taxes incurred under Section 280G and Section 4999 of the Internal Revenue Code in connection with a change in control.

Mr. Stanage has agreed that, in consideration for these payments, he will not compete with us in any capacity for a period of 18 months following the termination of his employment. This includes, for example, any situation in which Mr. Stanage is an employee of or consultant to, or owner of a business. If Mr. Stanage’s termination is in connection with a change in control for which Mr. Stanage receives enhanced severance payments, the period is extended to 30 months. However, this restriction would not apply if Mr. Stanage’s duties and responsibilities with a company that competes with us do not relate to the business segment of that company that competes with us. Mr. Stanage also agreed to customary terms regarding our ownership of, and the protection and confidentiality of, our trade secrets, proprietary information and processes, technologies, designs and inventions.

Severance Agreements

We have entered into executive severance agreements with each of Mr. Gentile, Mr. Winterlich, Ms. Lehman and Mr. Chevrier that provide for us to make certain payments to him or her upon termination of their employment under specified circumstances. In particular:

◾

if we terminate the executive for any reason other than for disability or cause, or if the executive terminates his or her employment for good reason, other than in relation to a change in control, the executive will receive:

•

a lump sum payment equal 1.0 multiplied by the sum of the executive’s then current base salary and average MICP award over the prior three years (such sum is multiplied by 1.5 for Mr. Gentile); except for Mr. Chevrier, who was only eligible for a lump sum equal to base salary;

•	Continued Participation Benefits for 12 months (18 months for Mr. Gentile); and

•	an MICP award prorated for the portion of the year during which the executive was employed prior to termination, if such award is payable under the terms of the MICP.

◾

in the event that we terminate the executive for any reason other than for disability or cause, or if the executive terminates his or her employment for good reason, in each case during a period of a “potential change in control” (as defined in the executive severance agreement) or within two years after a change in control, or if, during a potential change in control, we terminate the executive at the request of a person who takes any action designed to cause a change in control, the executive will receive the same payments and benefits as described above except that:

•

for Mr. Gentile, the lump sum payment will be equal to 2.5 times the sum described above, for Mr. Winterlich and Ms. Lehman, the lump sum payment will be equal to 2.0 times the sum described above and for Mr. Chevrier, the lump sum payment will be equal to 1.5 times the sum described above; and

•

for Mr. Gentile, the period of Continued Participation Benefits will be 30 months instead of 18 months, for Mr. Winterlich and Ms. Lehman, the period of Continued Participation Benefits will be 24 months instead of 12 months and for Mr. Chevrier, the period of Continued Participation Benefits will be 18 months instead of 12 months.

◾	in the event of termination due to death or disability, the executive (or his or her estate) will receive an MICP award prorated for the portion of the year he or she was employed.

In consideration for these payments, Messrs. Gentile, Winterlich and Chevrier and Ms. Lehman have agreed to a non-competition covenant: for Mr. Gentile, 18 months following a termination (30 months in connection with a change in control), for Mr. Winterlich and Ms. Lehman, 12 months following a termination (24 months if in connection with a change in control) and for Mr. Chevrier, 12 months following a termination (18 months if in connection with a change in control). Each executive severance agreement, other than with respect to Mr. Gentile, automatically renews each year unless we notify the applicable executive of our intention not to renew, in which case the agreement will terminate one year following such notification. Mr. Gentile’s agreement does not have a term.

Mr. Merlot’s severance benefits are determined by the French CLA. Pursuant to the French CLA, Mr. Merlot is entitled to receive the following upon termination of his employment:

◾	up to 20 times the average monthly compensation paid (based on the 12 months prior to termination), including bonus payments;

◾	a notice period payment approximately equal to 3.0 times the compensation he received during the month prior to termination; and

◾	a non-competition payment equal to 12 months’ average salary for the prior 12 months, including bonus payments (unless we waive his non-competition obligations).

2025 PROXY STATEMENT	55

EXECUTIVE COMPENSATION

Retirement Agreement with Mr. Stanage

As described on pages 41-42, the SERP that we entered into with Mr. Stanage provides for enhanced benefits upon our termination of him without cause or for good reason, or our termination of him without cause or for good reason during a potential change in control or within two years following a change in control, including if we terminate him at the request of a person who takes any action designed to cause a change in control. These triggers were not met. As noted above, Mr. Stanage retired effective November 30, 2024.

Equity Awards

Each of our currently employed named executive officers holds outstanding NQOs, PSAs and, except for Mr. Stanage, RSUs. Upon termination of employment of a named executive officer, the treatment of the equity award depends on the nature of the termination. The following is a description of the treatment of a named executive officer’s equity awards upon each different type of termination and upon a change in control under the terms of the applicable award agreement for grants issued as a part of our regular compensation program.

NQOs

◾	Voluntary departure or termination without cause – the named executive officer has 90 days to exercise the NQO to the extent vested; to the extent not vested, the NQO terminates.

◾	Disability/Death – all NQOs immediately vest and remain exercisable for one year.

◾

Eligible Retirement – any unvested NQOs continue to vest on the schedule set forth in the option agreement, and the named executive officer has five years from the date of retirement to exercise the NQOs (but in no event can the named executive officer exercise an NQO after the expiration of the ten-year term of the NQO).

◾	Termination for Cause – all NQOs are forfeited.

◾

Change in Control – all NQOs (including NQOs held by a named executive officer who retired prior to the change in control) immediately vest, and if the named executive officer is terminated without cause or terminates his or her employment for good reason within two years after the change in control, the NQOs, to the extent they remain outstanding following the change in control, remain exercisable for two years.

RSUs

◾	Voluntary departure or termination with or without cause – all RSUs are forfeited.

◾	Death – all RSUs immediately vest and convert to common stock.

◾

Disability – all RSUs continue to vest on the schedule set forth in the RSU agreement. If the named executive officer dies prior to the third anniversary of the grant date, all RSUs immediately vest and convert to common stock.

◾

Eligible Retirement – all RSUs continue to vest on the schedule set forth in the RSU agreement. If the named executive officer dies prior to the third anniversary of the grant date, all RSUs immediately vest and convert to common stock.

◾	Change in Control – all RSUs immediately vest and convert to common stock.

PSAs

◾	Termination for Cause – the entire award is forfeited.

◾

Termination by the company without cause, or due to disability or death, or by the named executive officer for good reason – the named executive officer is entitled to a pro rata award of common stock based on the portion of the performance period for which he or she was employed, and also based on the extent to which the performance target is attained.

◾

Eligible Retirement – the named executive officer is entitled to receive the full award of common stock for the performance period, in each case determined based on the actual level of attainment of the applicable performance goal.

◾	Change in Control – the award is paid out immediately, based on target performance.

An employee generally qualifies for retirement if, upon termination of employment for any reason other than for cause, he or she is age 65 or age 55 with five or more years of service with us.

Our agreements relating to NQOs, RSUs and PSAs generally require that the employee comply with any obligation of confidentiality to us contained in any written agreement signed by the employee, and refrain from competing with us. The non-competition provision is substantially similar to that contained in the Severance Arrangements of our named executive officers described above. If the employee fails to comply with this requirement, then any outstanding equity grants are forfeited and the employee must deliver to the company

56

EXECUTIVE COMPENSATION

the number of shares the employee received during the 180-day period immediately prior to the breach of the non-competition requirement, and if the employee sold any shares during this 180-day period, then the employee must deliver to the company the proceeds of such sales. These equity grants are also subject to the terms of the applicable plans under which they were issued, including terms that cover other possible grounds for forfeiture or recoupment of payments and gains, and terms under the plans providing for adjustments by the compensation committee upon specified events affecting the company.

Change in Control; Potential Change in Control; Good Reason; Cause

A “Change in Control” is generally defined in our plans and agreements to mean any of the following:

◾	the acquisition by any person of 50% or more of our common stock;

◾	the acquisition by any person of 40% or more of our common stock within a 12-month period;

◾

a majority of the directors as of the date of the plan or agreement are replaced with persons who are not either (i) approved by the existing directors or (ii) approved by persons who were board-approved replacements of the existing directors; or

◾

a merger of Hexcel or a sale of all or substantially all of the assets of Hexcel, unless (i) more than 50% of the stockholders of Hexcel prior to the transaction own the company resulting from the transaction in substantially the same proportion as they owned Hexcel prior to the transaction and (ii) the directors of Hexcel before the transaction comprise at least a majority of the directors of the company resulting from the transaction.

However, an event that does not constitute a change in the ownership of Hexcel, a change in the effective control of Hexcel, or a change in the ownership of a substantial portion of Hexcel’s assets, each as defined in Section 409A of the Internal Revenue Code, will not constitute a “Change in Control.”

A “Potential Change in Control,” as defined in the Severance Arrangements, exists during the period commencing at the time the company enters into an agreement that, if consummated, would result in a Change in Control and ends at the time such agreement either (i) results in a Change in Control or (ii) terminates, expires or otherwise becomes of no further force or effect.

“Good reason” generally is defined in our Executive Severance Policy (applicable to Mr. Stanage) to mean:

◾	a 10% reduction in the executive’s base salary;

◾	a material diminution in the executive’s position, duties, responsibilities or authority;

◾

failure by us to continue any compensation plan in which the executive participates that is material to the executive’s total compensation, unless replaced with a plan of substantially equivalent value;

◾

failure by us to continue to provide the executive with the benefits enjoyed by the executive under our pension, savings, life insurance, medical, health, accident, and disability plans in which the executive was participating, except for across-the-board changes similarly affecting all executives, or failure by us to continue to provide the executive with at least 20 paid vacation days per year (or more, if the executive is entitled to more under our vacation policy);

◾	failure to provide facilities or services which are reasonably necessary for the executive’s position;

◾	failure of any successor to Hexcel to assume our obligations under the relevant plan or agreement or failure by us to remain liable to the executive after such assumption;

◾	any termination by us of the executive’s employment that is not affected pursuant to a notice that complies with the applicable severance arrangement; or

◾	willful failure to pay the executive any portion of his compensation within a specified number of days after such compensation is due.

The severance agreement with Mr. Gentile generally defines “good reason” as

◾	a diminution in his position or a material diminution in his duties, responsibilities or authority;

◾	a failure to nominate or renominate him for election to the board or removal from the board (except in connection with the termination of his employment);

◾	a requirement that he no longer report to the board;

◾	a reduction in his annual rate of base salary (except for across-the-board reductions of not more than 10% of base salary similarly affecting all senior executives);

◾	a relocation of his principal place of employment to a location other than Stamford, Connecticut; or

◾	a material breach by the Company of the severance agreement.

2025 PROXY STATEMENT	57

EXECUTIVE COMPENSATION

The severance agreements for Mr. Winterlich, Ms. Lehman and Mr. Chevrier generally define “good reason” as a 10% reduction in “Total Direct Compensation” (base salary, annual target under the MICP, and grant date value of an annual equity award under our incentive stock plan).

“Cause” is generally defined in our plans and agreements applicable to named executive officers to mean the (i) willful and continued failure by the named executive officer to substantially perform his or her duties after we have notified the executive in writing of the nonperformance or (ii) willful engagement by the named executive officer in misconduct or other activity that materially harms us. Before we can terminate a named executive officer for cause, our board must give the named executive officer notice describing the reasons we intend to terminate the named executive for cause and must pass a resolution approved by at least two-thirds of the board determining that the named executive officer is guilty of the improper conduct and must provide the named executive officer with the opportunity to be heard before the board with counsel present.

Potential Payments and Benefits Upon Termination of Employment on December 31, 2024

The table below describes the potential payments and benefits under the company’s compensation and benefit plans and arrangements to which the named executive officers employed by the company as of December 31, 2024 would be entitled upon termination of employment or a change in control (including a “potential change in control”) on December 31, 2024, exclusive of items described in the first paragraph under “Potential Payments Upon Termination or Change in Control”. However, such payments generally would not be provided in connection with a termination for cause. None of the payments or benefits reflected in the chart below would be payable solely in the event of a change in control without a subsequent termination, except for vesting and conversion of the equity awards for all named executive officers (and the related values) reflected below.

As noted above, Mr. Stanage retired from the Company on November 30, 2024, and Mr. Chevrier resigned from the Company on January 31, 2025. Therefore, with respect to these two executives, the table below only reflects the actual payments and benefits they received upon “voluntary retirement”.

	Cash Severance/ Payment at Death ($)(1)	Incremental Benefit under SERP ($)(2)	Benefits Continuation ($)(3)	Accelerated Vesting of Equity Awards (value based on 12/31/2024 share price) ($)(4)	Total Termination Benefits ($)

Nick L. Stanage
Voluntary retirement	—	—	—	—	—
Thomas C. Gentile III
Voluntary retirement	—	—	—	—	—
Involuntary or good reason termination	2,643,960	—	20,527	1,048,658	3,713,145
Involuntary or good reason termination after change in control	5,287,920	—	34,212	4,120,456	9,442,588
Death	3,000,000	—	—	2,023,141	5,023,141
Disability	—	—	—	2,023,141	2,023,141
Patrick J. Winterlich
Voluntary retirement	—	—	—	—	—
Involuntary or good reason termination	1,273,806	—	20,910	—	1,294,716
Involuntary or good reason termination after change in control	2,547,612	—	41,280	—	2,589,432
Death	2,500,000	—	—	—	2,500,000
Disability	—	—	—	—	—
Gail E. Lehman
Voluntary retirement	—	—	—	—	—
Involuntary or good reason termination	939,847	—	14,083	—	953,930
Involuntary or good reason termination after change in control	1,879,695	—	28,166	—	1,907,860
Death	2,500,000	—	—	—	2,500,000
Disability	—	—	—	—	—

Philippe Chevrier
Voluntary retirement	—	—	—	—	—

58

EXECUTIVE COMPENSATION

	Cash Severance/ Payment at Death ($)(1)	Non- Competition Payment ($)(5)	Benefits Continuation ($)(3)	Accelerated Vesting of Equity Awards (value based on 12/31/2024 share price) ($)(4)	Total Termination Benefits ($)
Thierry P. Merlot(2)(6)
Voluntary retirement(7)	—	—	—	—	—
Involuntary termination(8)	1,653,636	919,430	—	156,123	2,729,189
Involuntary termination after change in control(8)	1,653,636	919,430	—	156,123	2,729,189
Death(9)	—	—	—	—	—
Disability(9)	—	—	—	—	—

(1)

Involuntary or good reason termination, with or without a change in control. For all named executive officers, represents the lump sum cash payment that would have been paid to the executive from an executive severance agreement (or the French CLA, in the case of Mr. Merlot).

Death. Represents the death benefit (assuming accidental death of the named executive officer) that would have been paid by the insurers under our executive life insurance and accidental death and dismemberment insurance policies.

(2)

Under the French CLA, Mr. Merlot does not receive any enhanced benefits as a result of any type of termination of employment or change in control other than an involuntary dismissal as indicated in the table entries respecting his involuntary termination.

(3)

Represents Hexcel’s share of the value of welfare/medical benefits for (a) one and one-half years (in the case of Mr. Gentile) or one year (in the case of Mr. Winterlich and Ms. Lehman), upon involuntary or good reason termination without a change in control, and (b) two and one-half years (in the case of Mr. Gentile), or two years (in the case of Mr. Winterlich and Ms. Lehman), in the event of involuntary or good reason termination following a change in control. Mr. Merlot does not receive any additional welfare/medical benefits in the event of any type of termination; however, he is entitled to benefits under the French CLA and unemployment insurance benefits. These benefits are paid by the French government and not by the company.

(4)

Reflects the value of equity awards that were unvested on December 31, 2024, and that would have vested as a result of the indicated type of termination of employment of the named executive officer. The value of equity awards is not included for Mr. Merlot (other than his October 2019 RSU grant), or for Mr. Winterlich and Ms. Lehman, because each of them was retirement eligible under the terms of the equity awards on December 31, 2024 and could have received the equity award immediately or in accordance with the schedule set forth in the applicable award agreement after retirement.

(5)

Assumes that the company will provide a payment to Mr. Merlot in respect of his not competing with the company for a period of one year following employment termination. We may elect to release Mr. Merlot from the non-competition obligation, in which case no payment would be due to him.

(6)	For Mr. Merlot, the amounts in this chart are paid or determined in the local currency, the euro, and converted to U.S. dollars at an exchange rate of 1.10 U.S. dollars per euro.

(7)	As of December 31, 2024, Mr. Merlot was not retirement eligible under the French CLA.

(8)	Represents the payment upon dismissal due to Mr. Merlot under the French CLA.

(9)	Mr. Merlot does not receive any additional benefits upon death or disability beyond the coverage provided by the French CLA or French insurance, which benefits are not paid by the company.

2025 PROXY STATEMENT	59

PROPOSAL 2—ADVISORY APPROVAL OF THE COMPANY’S 2024 EXECUTIVE COMPENSATION

PROPOSAL 2—ADVISORY APPROVAL OF THE COMPANY’S 2024 EXECUTIVE COMPENSATION

We are seeking an advisory, non-binding stockholder vote with respect to compensation provided to our named executive officers for 2024 as required pursuant to Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The company’s executive compensation program and compensation paid to the named executive officers are described on pages 24-59 of this proxy statement. The compensation committee oversees the program and compensation awarded, adopting changes to the program and awarding compensation as appropriate to reflect the company’s circumstances and to promote our compensation philosophy, which is to deliver pay for performance that creates sustainable value for our stockholders. We currently hold our advisory stockholder vote with respect to named executive officer compensation every year, pursuant to the stockholders’ advisory approval of an annual frequency for such vote at the 2023 Annual Meeting of Stockholders, which was accepted by the board. We anticipate that stockholders will next have the opportunity to vote on the frequency of future votes on named executive officer compensation at the 2029 Annual Meeting of Stockholders.

This vote is not intended to address any specific item of compensation or any single compensation philosophy, policy or practice, but rather the overall compensation of our named executive officers as described in this proxy statement. This vote is advisory and non-binding. However, the compensation committee will review the voting results and take them into consideration when making future decisions regarding executive compensation, in conjunction with other factors such as feedback from stockholder outreach programs.

Accordingly, the board recommends that our stockholders vote in favor of the following resolution:

RESOLVED, that the stockholders approve, on an advisory, non-binding basis, the compensation of the company’s named executive officers, as disclosed under Securities and Exchange Commission rules, including the compensation discussion and analysis, and the compensation tables and related material included in the proxy statement for the 2025 Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ADVISORY APPROVAL OF THE COMPANY’S 2024 EXECUTIVE COMPENSATION.

60

CEO PAY RATIO

CEO PAY RATIO

As required by SEC regulations, we are providing the following pay ratio information with respect to our last completed fiscal year, as a reasonable estimate calculated in a manner consistent with SEC regulations.

In determining the CEO pay ratio for fiscal 2024, we identified the median employee from our global employee population as of December 31, 2023, as in prior years, based on annual salary, including all differentials, on-call, vacation, sick and overtime pay, with the compensation paid to non-U.S. employees converted to U.S. dollars using the applicable exchange rate in effect on December 31, 2023.

As permitted under SEC rules, we may identify our median employee for purposes of providing pay ratio disclosure once every three years, provided that there has been no change in the employee population or employee compensation arrangements that we reasonably believe would result in a significant change to the 2024 pay ratio disclosure. In accordance with SEC rules, we determined that there were no changes to the employee population or compensation arrangements in 2024 that would be significant to the pay ratio calculation. Therefore, for purposes of the 2024 calculations, we continued to use the same median employee that we identified in 2023.

For our 2024 fiscal year, our median employee’s annual total compensation was $72,055, calculated in the same manner that we calculated the annual total compensation of our CEO (i.e., including items such as the value of stock and option awards, as well as retirement and benefit plans, to the extent applicable). Mr. Gentile’s 2024 annual total compensation was $9,595,136, as reported in the Summary Compensation Table on page 46, but with his base salary and company contributions annualized in accordance with Item 402(u) of Regulation S-K, his 2024 total compensation was $10,027,474. Therefore, our CEO to median employee pay ratio for fiscal year 2024 was 139 to 1.

2025 PROXY STATEMENT	61

PAY VERSUS PERFORMANCE

PAY VERSUS PERFORMANCE
The information provided below is mandated by the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation
S
-
K,
which require that we, among other things, report the amount of “compensation actually paid” (“CAP”) to our named executive officers for the last four fiscal years and compare those amounts to certain mandated performance metrics. The values shown below under the header “compensation actually paid” is calculated in accordance with applicable SEC rules and does not reflect the actual amount of compensation earned by or paid to our named executive officers during each covered fiscal year.
Our compensation philosophy is to deliver pay for performance. We seek to provide a level of performance that creates sustainable value for our stockholders by generating short-term results while also making investments designed to increase profitability over the long term. Please refer to the “Compensation Discussion and Analysis” section of this proxy statement for details regarding how the compensation committee links the compensation paid to our named executive officers to our company performance.

	2020	2021	2022	2023	2024

Summary Compensation Table Total for CEO T. Gentile	$—	$—	$—	$—	$9,595,136

Summary Compensation Table Total for CEO N. Stanage	$7,953,938	$9,781,885	$8,264,516	$7,837,803	$8,877,881

Compensation Actually Paid to CEO T. Gentile (1)	$—	$—	$—	$—	$9,462,083

Compensation Actually Paid to CEO N. Stanage (1)	$1,192,237	$11,352,428	$8,812,434	$13,210,593	$4,019,720

Average Summary Compensation Table Total for Non-CEO NEOs	$1,599,412	$2,131,482	$1,546,724	$1,996,987	$2,340,334

Average Compensation Actually Paid to Non-CEO NEOs (2)	$680,043	$2,297,873	$1,787,711	$2,435,042	$1,936,437

Value of Initial Fixed $100 Investment Based On:

Total Shareholder Return (3)	$66.30	$70.82	$81.02	$102.28	$87.77

Peer Group Total Shareholder Return (3)	$106.45	$109.35	$104.16	$129.25	$159.71

Net Income (4) (millions)	$31.7	$16.1	$126.3	$105.7	$132.1

Company-Selected Measure (Adjusted EBIT) (5) (millions)	$73.3	$70.9	$165.0	$217.6	$237.7

(1)
As required by applicable SEC rules, CAP was calculated by beginning with the total amount reported in the Summary Compensation Table (the “SCT”) for the applicable year, (i) subtracting the grant date fair value of stock awards reported in the “Stock Awards” column of the SCT (“Stock Awards”), (ii) subtracting the grant date fair value of option awards reported in the “Option Awards” column of the SCT (“Option Awards”), (iii) subtracting the actuarial present value of the accumulated benefit under defined benefit plans reported in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column of the SCT (“Change in Pension Value”), (iv) adding the change in fair value of stock and option awards for the applicable year, and (v) adding the service cost and prior service cost for all defined benefit plans for the applicable year.

Fair value amounts were computed in a manner consistent with the fair value methodology used to account for share-based payments in our financial statements under generally accepted accounting principles. The fair value amounts were calculated using our stock price on the last day of each fiscal year or the date of vesting, as applicable, and assuming the probable level of achievement for performance-based awards as of the end of the covered fiscal year. The service cost and prior service cost for defined benefit plans were calculated using the same methodology as used for our financial statements under generally accepted accounting principles.

62

PAY VERSUS PERFORMANCE

The following is a reconciliation of the SCT total and the CAP for the CEO for each of the covered fiscal years. Mr. Stanage is included as the CEO for each of the years reported in the table above, including for 2024, and Mr. Gentile is included as the CEO only for 2024.

Chief Executive Officer
	2020	2021	2022	2023	2024 N. Stanage	2024 T. Gentile

SCT Total	$7,953,938	$9,781,885	$8,264,516	$7,837,803	$8,877,881	$9,595,136

Subtract: Grant Date Fair Value of Stock Awards and Option Awards Granted Each Year as Disclosed in the SCT	$(4,420,348)	$(6,630,904)	$(4,597,073)	$(4,781,296)	$(4,972,583)	$(6,839,938)

Subtract: Change in Pension Value as Disclosed Each Year in the SCT	$(2,365,446)	$(929,331)	$(1,146,825)	$—	$(1,984,553)	$—

Add: Change in Fair Value of Stock Awards and Option Awards	$(1,066,366)	$8,175,270	$4,881,098	$8,981,377	$2,098,976	$6,706,886

Add: Service and Prior Service Cost for Pension Plans	$1,090,459	$955,508	$1,410,718	$1,172,709	$—	$—

CAP for Chief Executive Officer	$1,192,237	$11,352,428	$8,812,434	$13,210,593	$4,019,720	$9,462,083

CEO: Change in Fair Value of Stock and Option Awards
	2020	2021	2022	2023	2024 N. Stanage	2024 T. Gentile

Year-End Fair Value of Stock Awards and Option Awards Granted in Covered Fiscal Year that Remained Unvested at the End of the Covered Fiscal Year	$2,551,099	$8,621,521	$5,233,909	$5,019,432	$4,670,801	$6,687,171

Fair Value of Stock Awards and Option Awards Granted in Covered Fiscal Year that Vested During the Covered Fiscal Year	$—	$—	$—	$—	$—	$—

Year-over-Year Increase or Decrease in Fair Value for Stock Awards and Option Awards Granted in Prior Years that Remained Unvested at the End of the Covered Fiscal Year	$(1,385,174)	$206,852	$254,444	$1,286,770	$(1,114,651)	$—

Increase or Decrease in Fair Value of Stock Awards and Option Awards Granted in Prior Years that Vested in the Covered Fiscal Year	$(2,232,290)	$(653,103)	$(666,206)	$2,519,366	$(1,620,550)	$—

Adjustments for Stock Awards that Failed to Meet Performance Conditions	$—	$—	$—	$—	$—	$—

Value of Dividends or Other Earnings Paid on Stock Awards not Otherwise Reflected in Fair Value	$—	$—	$58,951	$155,809	$163,376	$19,715

Total Change in Fair Value of Stock Awards and Option Awards Included in CAP	$(1,066,366)	$8,175,270	$4,881,098	$8,981,377	$2,098,976	$6,706,886

CEO: Pension Plan Adjustment
	2020	2021	2022	2023	2024 N. Stanage	2024 T. Gentile

Service Cost	$1,090,459	$955,508	$1,210,933	$1,172,709	$—	$—

Prior Service Cost	$—	$—	$199,785	$—	$—	$—

Total Service and Prior Service Cost for Pension Plans	$1,090,459	$955,508	$1,410,718	$1,172,709	$—	$—

2025 PROXY STATEMENT	63

PAY VERSUS PERFORMANCE

(2)
CAP for the other named executive officers was calculated in the same manner as described above for the CEO, except the amounts were averaged for each year. Following is a reconciliation of the average SCT total and the average CAP for the named executive officers, other than the CEO, for each of the applicable years. The non-CEO
named executive officers included in the average for each covered fiscal year were:

2023 and 2024: Patrick J. Winterlich, Gail E. Lehman, Thierry P. Merlot, and Philippe Chevrier
2022: Patrick J. Winterlich, Gail E. Lehman, Thierry P. Merlot, Gina Fitzsimons, Robert G. Hennemuth, and Colleen Pritchett
2021: Patrick J. Winterlich, Robert G. Hennemuth, Gail E. Lehman, and Thierry P. Merlot
2020: Patrick J. Winterlich, Robert G. Hennemuth, Gail E. Lehman, Colleen Pritchett, and Brett Schneider

Other Named Executive Officers

	2020	2021	2022	2023	2024

Average SCT Total	$1,599,412	$2,131,482	$1,546,724	$1,996,987	$2,340,334

Subtract: Average Grant Date Fair Value of Stock Awards and Option Awards Granted Each Year as Disclosed in the SCT	$(950,232)	$(1,249,923)	$(651,500)	$(752,099)	$(1,216,130)

Subtract: Average Change in Pension Value as Disclosed Each Year in the SCT	$(87,103)	$(25,942)	$—	$—	$—

Add: Average Change in Fair Value of Stock Awards and Option Awards	$88,916	$1,406,568	$886,211	$1,190,154	$812,233

Add: Average Service and Prior Service Cost for Pension Plans	$29,050	$35,688	$6,276	$—	$—

Average CAP for Other Named Executive Officers	$680,043	$2,297,873	$1,787,711	$2,435,042	$1,936,437

Other Named Executive Officers: Average Change in Fair Value of Stock and Option Awards

	2020	2021	2022	2023	2024

Year-End Fair Value of Stock Awards and Option Awards Granted in Covered Fiscal Year that Remained Unvested at the End of the Covered Fiscal Year	$564,376	$1,553,051	$712,798	$793,750	$1,156,424

Fair Value of Stock Awards and Option Awards Granted in Covered Fiscal Year that Vested During the Covered Fiscal Year	$—	$—	$—	$—	$—

Year-over-Year Increase or Decrease in Fair Value for Stock Awards and Option Awards Granted in Prior Years that Remained Unvested at the End of the Covered Fiscal Year	$(273,263)	$(75,353)	$291,392	$108,155	$(250,026)

Increase or Decrease in Fair Value of Stock Awards and Option Awards Granted in Prior Years that Vested in the Covered Fiscal Year	$(167,942)	$(71,130)	$(42,922)	$274,028	$(112,878)

Adjustments for Stock Awards that Failed to Meet Performance Conditions	$(34,255)	$—	$(82,136)	$—	$—

Value of Dividends or Other Earnings Paid on Stock Awards not Otherwise Reflected in Fair Value	$—	$—	$7,078	$14,221	$18,713

Total Average Change in Fair Value of Stock Awards and Option Awards Included in CAP	$88,916	$1,406,568	$886,211	$1,190,154	$812,233

Other Named Executive Officers: Average Pension Plan Adjustment

	2020	2021	2022	2023	2024

Average Service Cost	$29,050	$35,688	$6,276	$—	$—

Average Prior Service Cost	$—	$—	$—	$—	$—

Total Average Service and Prior Service Cost for Pension Plans	$29,050	$35,688	$6,276	$—	$—

64

PAY VERSUS PERFORMANCE

(3)
The company total shareholder return (“TSR”) represents the cumulative investment return of an initial fixed $100 investment in our common stock during the period commencing on December 31, 2019 and ending on the last day of the covered fiscal year, assuming reinvestment of all dividends. The company TSR in the table above may not be indicative of future performance. Peer group TSR represents the cumulative investment return of an initial fixed $100 investment in the S&P Aerospace & Defense Select Industry Index during the period commencing on December 31, 2019 and ending on the last day of the covered fiscal year, assuming reinvestment of all dividends.

(4)	Reflects net income for the covered fiscal year, as reported in our Annual Report on Form 10-K for such year.

(5)	The following table provides a list of the most important financial performance measures used by us to link CAP to company performance for the most recently completed fiscal year:

Tabular List

Adjusted EBIT

Free Cash Flow

Return on Invested Capital (ROIC)

Of the goals listed above, we consider Adjusted EBIT to be the most important financial performance measure (that is not otherwise required to be disclosed in the table) used to link CAP to company performance and therefore included it as the Company-Selected Measure in the table above. For the definition of Adjusted EBIT, please see page 32 of this proxy statement.

Required Supplemental Graphs Showing Relationship Between:

CAP and Company TSR
The graph below illustrates the relationship between the CAP to our CEO and the other NEOs and the company’s TSR during the period covered by the Pay versus Performance Table. The CAP figures shown below are calculated as required by SEC requirements, which include unvested and unpaid amounts.

2025 PROXY STATEMENT	65

PAY VERSUS PERFORMANCE

CAP and Net Income
The graph below illustrates the relationship between the CAP to our CEO and the other NEOs and the company’s net income during the period covered by the Pay versus Performance Table. The CAP figures shown below are calculated as required by SEC requirements, which include unvested and unpaid amounts.

66

PAY VERSUS PERFORMANCE

CAP and Adjusted EBIT
The graph below illustrates the relationship between the CAP to our CEO and the other NEOs and the company’s Adjusted EBIT during the period covered by the Pay versus Performance Table. The CAP figures shown below are calculated as required by SEC requirements, which include unvested and unpaid amounts.

2025 PROXY STATEMENT	67

PAY VERSUS PERFORMANCE

Company TSR and Peer Group TSR
The graph below illustrates the relationship between the company’s TSR and the peer group TSR during the period covered by the Pay versus Performance Table.

68

EQUITY COMPENSATION PLAN INFORMATION

EQUITY COMPENSATION PLAN INFORMATION

The following information is provided as of December 31, 2024. All numbers in columns (a) and (c) refer to shares of Hexcel common stock.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)

Equity compensation plans approved by security holders	2,553,569	(1)	$57.54	(2)	1,823,379	(3)

Equity compensation plans not approved by security holders	—		N/A		—

Total	2,553,569	(1)	$57.54	(2)	1,823,379	(3)

(1)

This column reflects 1,752,835 shares issuable upon the exercise of outstanding stock options, 403,326 shares issuable upon the vesting and payment of time-based restricted stock units, and 397,408 shares issuable upon the vesting and payment of outstanding PSAs, all of which are outstanding under our 2013 ISP. With respect to the PSAs for the 2022-2024 performance period, reflects 106,174 shares issued in January 2025, based on the actual level of attainment of Incremental Adjusted EBIT Leverage (the applicable performance measure during the 2022-2024 period). See “Compensation Discussion and Analysis—2024 Compensation—PSAs Granted 2022” on page 37 for additional information. The PSAs for the 2023-2025 performance period and the 2024-2026 performance period are included at the “target” performance level. Payout of such PSAs may range from 0% to 200% of target, based on the actual level of attainment for the applicable performance measures. To the extent that the target level of the performance measures is not achieved, shares that are not issuable upon conversion of the PSAs will again become available for future issuance under the 2013 ISP, and to the extent that the target level of the performance measure is exceeded, additional shares remaining available for future issuance under the 2013 ISP will be utilized.

(2)	Excludes the RSUs and PSAs referred to in note 1 above because they have no exercise price.

(3)

Includes: (a) 1,753,796 shares of common stock available for future issuance under the 2013 ISP and (b) 69,583 shares of common stock available for purchase under the Hexcel Corporation 2016 Employee Stock Purchase Plan (as amended and restated effective February 3, 2021).

2025 PROXY STATEMENT	69

AUDIT COMMITTEE REPORT

AUDIT COMMITTEE REPORT

The audit committee is responsible for assisting the board in its oversight of the integrity of the company’s financial statements, exposure to financial risk and mitigation of those risks, compliance with legal and regulatory requirements, independent registered public accounting firm’s qualifications, independence and performance, and internal audit function. We also appoint the company’s independent registered public accounting firm and submit our selection to the company’s stockholders for ratification. We operate under a written charter adopted and approved by the board of directors, which is available on the company’s website, www.hexcel.com.

Management is responsible for the financial reporting process, including the system of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles in the United States. Our independent registered public accounting firm is responsible for performing an integrated audit of the company’s financial statements and internal control over financial reporting in accordance with the auditing standards of the Public Company Accounting Oversight Board (“PCAOB”). Our responsibility is to monitor and review these processes.

We held 8 meetings in 2024, held numerous discussions with management and met in executive session, without management, with Ernst & Young LLP, our independent registered public accounting firm for 2024. We also met in executive session, without management present, with the company’s internal auditors. We have reviewed and discussed the audited consolidated financial statements for the year ended December 31, 2024 with management and the independent registered public accounting firm. We discussed with the independent registered public accounting firm the matters required to be discussed pursuant to the applicable requirements of the PCAOB and the SEC.

Our independent registered public accounting firm also provided the written disclosures and letter required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and we discussed with the independent registered public accounting firm its independence.

Based on our review and the discussions referred to above, the audit committee recommended to the board of directors that Hexcel’s audited consolidated financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2024 for filing with the SEC.

Catherine A. Suever, Chair

Jeffrey C. Campbell

Cynthia M. Egnotovich

The Members of the Audit Committee

70

PROPOSAL 3—RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PROPOSAL 3—RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

We are asking stockholders to ratify the audit committee’s appointment of Ernst & Young LLP (“EY”) as our independent registered public accounting firm for 2025. Stockholder ratification of the appointment of EY is not required under our Certificate of Incorporation, Bylaws or otherwise, but is being submitted as a matter of good corporate practice. While the audit committee is not bound by the outcome of this vote, if the appointment of EY is not ratified by our stockholders, the audit committee will reconsider the appointment.

EY has audited our financial statements annually since 2016. The audit committee reviews and assesses annually the qualifications and performance of the independent registered public accounting firm and considers, as appropriate, the rotation of the independent registered public accounting firm. Additionally, the audit committee is involved in the selection and mandated rotation of the lead engagement partner from EY every five years. A representative of EY is expected to attend the Annual Meeting. The representative will have an opportunity to make a statement if he or she desires to do so and will be available to answer appropriate questions from stockholders present online at the meeting.

Fees

The following table summarizes fees incurred for professional audit services rendered by EY for the audit of the company’s annual consolidated financial statements for fiscal 2024 and fiscal 2023 and for other services rendered by EY in fiscal 2024 and fiscal 2023. The audit committee pre-approves all audit and permissible non-audit services provided by our independent registered public accounting firm, which may include audit services, audit-related services, tax services and other services. All services provided by EY were pre-approved by the audit committee.

	Year Ended December 31,

	2024	2023

Audit fees(1)	$3,178,500	$2,706,500

Audit-related fees	—	—

Tax fees(2)	119,430	136,500

All other fees	—	—

Total	$3,297,930	$2,843,000

(1)

Audit fees relate to professional services rendered in connection with the audit of our annual financial statements, review of the financial statements included in our Forms 10-Q and services provided in connection with foreign statutory and regulatory filings.

(2)	Tax fees are fees incurred for professional services rendered for tax planning, tax compliance and tax advice.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP.

2025 PROXY STATEMENT	71

PROPOSAL 4—APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE EMPLOYEE STOCK PURCHASE PLAN

PROPOSAL 4—APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE EMPLOYEE STOCK PURCHASE PLAN

General

The board of directors is asking our stockholders to approve the amendment and restatement of the Hexcel Corporation 2016 Employee Stock Purchase Plan to (i) authorize an additional 500,000 shares for sale under the amended and restated plan (referred to herein as the “amended plan”), (ii) extend the expiration date of the amended plan from May 5, 2026, to May 5, 2031, and (iii) revise the definition of eligible “compensation” to remove bonuses and commissions.

History

Our stockholders initially approved the plan on May 5, 2016. The plan was subsequently amended and restated as of January 1, 2019. The board of directors suspended the plan in January 2020 when the company entered into a merger agreement, which was subsequently terminated in April 2020, but the plan remained suspended due to economic conditions caused by the COVID-19 pandemic. On February 3, 2021, the board of directors, upon the recommendation of the compensation committee, approved an amendment and restatement of the plan, subject to stockholder approval at the 2021 annual meeting, to increase the number of shares of our common stock reserved for sale under the plan by 300,000 shares. This amendment and restatement was subsequently approved by stockholders at the 2021 annual meeting.

On February 5, 2025, the board of directors, upon the recommendation of the compensation committee, approved the further amendment and restatement of the plan, subject to and effective upon stockholder approval at the Annual Meeting, to increase the number of shares of our common stock reserved for sale under the plan by 500,000 shares, extend the expiration date of the amended plan from May 5, 2026, to May 5, 2031, and revise the definition of eligible “compensation” to remove bonuses and commissions.

The plan generally provides our eligible employees with the opportunity to use their payroll deductions to buy shares of our common stock at a discount on periodic purchase dates. The plan is a broad-based employee plan intended to allow our employees to participate in the long-term growth of the company. It is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”).

As of February 5, 2025, and excluding the proposed share increase, 69,583 shares remained available for sale under the plan. Based on historical participation rates and our projected recruiting and retention needs, we anticipate that the company will not be able to offer the plan to participants beyond the April 1, 2025 through June 30, 2025 offering period, unless we reserve more shares for sale under the plan.

To maintain the flexibility to keep pace with our competitors and effectively attract, motivate and retain high-caliber employees, we are therefore asking our stockholders to approve the amendment and restatement of the plan to authorize an additional 500,000 shares for sale under the amended plan, extend the expiration date from May 5, 2026, to May 5, 2031, and revise the definition of eligible “compensation” to remove bonuses and commissions.

We estimate that, with the share increase made by the amended plan, we will have sufficient shares to cover plan purchases through 2028.

We are submitting the amended plan to our stockholders pursuant to the requirements of Section 423 of the Code. The following description of the amended plan is not intended to be complete and is qualified in its entirety by the complete text of the amended plan, a copy of which is included as Annex B to this proxy statement. Unless otherwise indicated, the following describes the provisions of the amended plan that are intended to meet the requirements of Section 423 of the Code (the “Section 423 Component”). The company may also grant rights to purchase Hexcel common stock under the plan that are not intended to meet the requirements of Section 423 of the Code, pursuant to rules, procedures or sub-plans adopted by the company and designed to achieve tax, securities law or other objectives in one or more foreign jurisdictions (the “Non-Section 423 Component”).

72

PROPOSAL 4—APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE EMPLOYEE STOCK PURCHASE PLAN

Description of the Principal Features of the Plan

Authorized Shares

Subject to adjustment as described below, the maximum number of shares of common stock that may be purchased under the amended plan is 1,050,000 shares (consisting of 250,000 shares of common stock initially reserved under the plan in 2016, an additional 300,000 shares approved in 2021, plus the additional 500,000 shares requested under this proposal), of which a total of 69,583 shares currently remain available for issuance (excluding the additional 500,000 shares requested under this proposal).

Purpose

The amended plan is designed to encourage the purchase by our employees of shares of our common stock at up to a 15% discount.

Administration

The amended plan will be administered by the compensation committee of our board of directors or its authorized delegate. The committee or its authorized delegate may interpret and construe the amended plan, may make such rules and regulations and establish such procedures for the administration of the amended plan as it deems appropriate, and has the authority to exercise all the powers and authorities necessary or advisable in the administration of the amended plan. To the extent permitted by applicable law, the compensation committee in its discretion may delegate any or all of its powers under the plan to one or more officers or employees of the company.

Eligibility and Participation

Generally, all employees of the company or its designated subsidiaries who have been employed at least six months and work at least 20 hours per week and more than five months in a calendar year (except certain “highly compensated employees”) will be eligible to participate in the amended plan. As of March 25, 2025, approximately 5,000 employees were eligible to participate in the amended plan (excluding our named executive officers, who, as described below, are not eligible to participate in the amended plan).

The compensation committee previously determined by resolution adopted on October 30, 2018, in accordance with the terms of the plan, that any “highly compensated employee” of the company or any of its subsidiaries who has been appointed as (i) an officer for purposes of Section 16(a) of the Exchange Act or (ii) a corporate officer of the company and a member of the Hexcel Leadership Team, shall be excluded from participation in the plan. Highly compensated employees are determined in accordance with Section 414(q) of the Code, and excluded highly compensated employees also may be determined by reference to other permissible bases for exclusion, as described in applicable U.S. Treasury Regulations. Employees will be eligible for the Non-Section 423 Component, even if they have been employed less than six months, to the extent the company deems advisable to comply with applicable law in one or more foreign jurisdictions.

The compensation committee may also designate subsidiaries from time to time in its sole discretion to participate in the amended plan. Any subsidiaries of the company may be designated to participate, including corporations or other entities which become subsidiaries after the effective date of the amended plan. Only U.S. subsidiaries may participate in the portion of the plan that is intended to meet the requirements of Section 423 of the Code.

Purchase of Shares

Each eligible employee who elects to participate in an offering period will be granted options to purchase our common stock through regular payroll deductions during the offering period in an amount equal to either (i) a whole percentage from 1% to 10% of the employee’s cash compensation for each payroll period (which includes an employee’s regular earnings or base salary, but excludes bonuses and commissions and equity compensation), or (ii) a dollar amount that is not less than $15.00 and not more than $1,000.00 for each payroll period. The compensation committee may from time to time establish such other minimum and/or maximum payroll deduction amounts before an offering period begins. The compensation committee sets the length of the offering period, provided no offering period may last longer than 27 months. Unless the compensation committee provides otherwise, each calendar quarter during a year shall be a separate offering period. The purchases are made at the end of the offering period.

The compensation committee sets the purchase price of a share of our common stock for each offering period, provided the purchase price may not be less than 85% of the lower of the fair market value of a share of our common stock on the first and last business day in the calendar quarter. No employee shall be permitted to purchase common stock with a value greater than $25,000 in any calendar year. Unless the compensation committee provides otherwise, no employee shall be permitted to purchase more than 2,500 shares of our common stock in any offering period. The market value of a share of our common stock as of March 13, 2025 was $55.46.

2025 PROXY STATEMENT	73

PROPOSAL 4—APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE EMPLOYEE STOCK PURCHASE PLAN

Dividends

If we pay cash dividends on shares of our common stock, we will also pay cash dividends on any shares held by participants in the amended plan.

Unless otherwise determined by the compensation committee, these cash dividends will automatically be paid in cash unless a participant elects to have the amounts reinvested in shares of our common stock at the current market price. If we pay non-cash dividends on shares of our common stock, we will also pay those non-cash dividends on any shares held by participants in the amended plan.

Withdrawal and Termination of Employment

An employee may, preceding the termination of an offering period, withdraw all payroll deductions then credited to his or her account by giving written notice to his or her employer not less than twenty days before termination of the offering period. Upon receipt of such notice of withdrawal, all payroll deductions credited to the employee’s account will be paid to him or her, without any earned interest credited, and no further payroll deductions will be made for such employee during that offering period. Partial withdrawals of payroll deductions are not permitted.

If an employee’s employment is terminated for any reason prior to the termination date of any offering period in which he or she is participating, no option will be granted to such employee and the payroll deductions credited to his or her account will be returned to the employee. If an employee dies before the termination date of any purchase period in which he or she was participating, the payroll deductions credited to the participant’s account will be paid to the participant’s beneficiary.

Adjustments, Amendment and Termination

The number of shares of stock covered by each unexercised option under the amended plan and the number of shares which have been authorized for issuance under the amended plan but which have not yet been issued and are not subject of an unexercised option, as well as the price per share of common stock covered by each option under the amended plan for which the exercise price has been determined but which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of company common stock, or any other increase or decrease in the number of shares of company common stock effected without receipt of consideration by the company. Such adjustments shall be made by the company, whose determination in that respect shall be final, binding and conclusive. In the event of a proposed sale of all or substantially all of the assets of the company, or the merger of the company with or into another corporation, each option under the amended plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the compensation committee determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the offering period then in progress.

The amended plan will automatically terminate on May 5, 2031, unless it is terminated earlier by action of the board or the compensation committee, or by the purchase of all shares of our common stock which are subject to the amended plan. The compensation committee may from time to time amend or terminate the amended plan, but no such amendment or termination may adversely affect the rights of any participant. No amendment to the amended plan which requires stockholder approval under applicable law, rule or regulation shall become effective unless it is approved by the requisite vote of our stockholders.

Federal Income Tax Consequences

The following is a summary of certain federal income tax consequences under the amended plan, based upon the laws in effect on the date hereof. The discussion is general in nature and does not take into account a number of considerations which may apply in light of the circumstances of a particular participant under the amended plan. The income tax consequences under applicable state and local tax laws may not be the same as under federal income tax laws. ACCORDINGLY, PARTICIPANTS IN THE AMENDED PLAN SHOULD CONSULT THEIR RESPECTIVE TAX ADVISORS IN DETERMINING THE TAX CONSEQUENCES OF SUCH PARTICIPATION.

As described above, the amended plan has a Section 423 Component and a Non-Section 423 Component. The tax consequences for a participant will depend on whether the participant participates in the Section 423 Component or the Non-Section 423 Component.

Section 423 Component

The Section 423 Component, and the rights of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 423 of the Code. Under the applicable Code provisions, no income will be taxable to a participant until the shares

74

PROPOSAL 4—APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE EMPLOYEE STOCK PURCHASE PLAN

purchased under the amended plan are sold or otherwise disposed of. This means that participant will not recognize taxable income on the date the participant is granted an option under the amended plan. In addition, the participant will not recognize taxable income upon the purchase of shares.

Upon sale or other disposition of the shares, the participant will generally be subject to tax in an amount that depends upon the length of time such shares are held by the participant prior to disposing of them. If the shares are sold or otherwise disposed of more than two years from the first day of the relevant offering period (and more than one year from the date the shares are purchased), or if the participant dies while holding the shares, then the participant (or the participant’s estate) generally will recognize ordinary income measured as the lesser of:

(i)	the excess of the fair market value of the common stock at the time of such sale or disposition (or death) over the purchase price of such shares, or

(ii)	an amount equal to the applicable discount from the fair market value of the shares as of the first day of the applicable offering period.

Any additional gain will be treated as long-term capital gain. If the shares are held for at least the holding periods described above but are sold for a price that is less than the purchase price, there will be no ordinary income and the difference will be a long-term capital loss. The company will not be entitled to an income tax deduction with respect to the grant or exercise of a right to purchase shares, or the sale of such shares by a participant, where such participant holds such shares for at least the holding periods described above.

Any sale or other disposition of shares before the expiration of the holding periods described above will be a “disqualifying disposition,” and the participant will recognize ordinary income at the time of such disposition generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price, and the company will be entitled to an income tax deduction for such ordinary income. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period following the date the shares were purchased by the participant prior to such sale or disposition, and the company will not be entitled to an income tax deduction for any such capital gain.

Non-Section 423 Component

A participant in the Non-Section 423 Component will have compensation income equal to the value of the common stock on the day the participant purchased the common stock less the purchase price. When a participant sells the shares purchased under the Non-Section 423 Component, the participant also will have a capital gain or loss equal to the difference between the sales proceeds and the value of the common stock on the day it was purchased. This capital gain or loss will be long-term if the participant held the common stock for more than one year and otherwise will be short-term. With respect to U.S. participants, the company generally is entitled to a deduction for amounts taxed as ordinary income to a participant.

Plan Benefits

Since the amount of benefits to be received by each employee in the amended plan is determined by his or her elections, the amount of future benefits to be allocated to any individual or group of individuals under the amended plan in any particular year is not determinable.

Registration with the SEC

The company intends to file a Registration Statement on Form S-8 relating to the issuance of additional shares under the amended plan with the SEC pursuant to the Securities Act of 1933, as amended, after approval of the amended plan by our stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE EMPLOYEE STOCK PURCHASE PLAN.

2025 PROXY STATEMENT	75

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Review and Approval of Related Person Transactions

We have adopted a written policy that requires the review and pre-approval of all potential transactions valued at greater than $10,000 in which we and any of our directors, executive officers, or stockholders owning greater than 5% of any class of our securities, or any of their immediate family members, participates or otherwise has an interest. The audit committee is responsible for evaluating and authorizing any transaction with a value greater than $120,000, although any member of the audit committee who is a related person with respect to a transaction under review may not participate in the deliberations or vote respecting approval or ratification of the transaction in question. The Chief Financial Officer is responsible for evaluating and authorizing any transaction with a value between $10,000 and $120,000, unless the Chief Financial Officer is a related person with respect to the transaction under review, in which case the Chief Legal Officer will be responsible for such evaluation and possible authorization.

The factors to be considered by the audit committee or the Chief Financial Officer, as applicable, in determining whether or not to authorize a transaction under this policy include the following:

◾	the terms of the transaction, and whether the terms are no less favorable to us than would be obtained if the transaction were entered into with a party other than a related person;

◾	the purpose of the transaction and potential benefits to us;

◾	the availability of other sources for the product or service that is the subject of the transaction;

◾	the timing of the transaction;

◾	the potential impact of the transaction on a director’s independence; and

◾	any other factors deemed relevant.

Each director and executive officer also completes and signs a questionnaire after the end of each fiscal year that requires them to provide information regarding any material relationships or related person transactions between such individuals and the company, which helps ensure that all material relationships and related person transactions are identified, reviewed and disclosed in accordance with applicable policies, procedures and regulations.

There are no family relationships among any of our directors or executive officers.

In accordance with the foregoing policy, in April 2024, Ms. Marilyn Minus, then an independent member of the company’s board of directors, resigned from the board to serve as Senior Vice President, Chief Technology Officer. As a director during the 2024 calendar year, Dr. Minus was a “Related Person” under the policy and, therefore, her compensation arrangements as Chief Technology Officer were subject to review and approval by the audit committee under the policy. In addition, as a member of the company’s leadership team, her compensation arrangements were subject to approval by the compensation committee. Both the audit committee and the compensation committee reviewed and approved Dr. Minus’s compensation as Chief Technology Officer, which was consistent with market standard for roles of this type. Dr. Minus served as the company’s Chief Technology Officer from April 22, 2024 until her death on August 6, 2024.

Compensation Committee Interlocks and Insider Participation

The compensation committee members that served during fiscal year 2024, and those that currently serve, have no interlocking relationships required to be disclosed under SEC rules and regulations.

76

DELINQUENT SECTION 16(a) REPORTS

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who beneficially own more than ten percent of a class of our equity securities registered under the Exchange Act, to file with the SEC initial reports of ownership and reports of changes in ownership of Hexcel common stock. Based solely on a review of the copies of such reports filed with the SEC and representations from our directors and executive officers, for the year ended December 31, 2024, we believe that all persons subject to these reporting requirements complied with all applicable Section 16(a) filing requirements.

2025 PROXY STATEMENT	77

OTHER MATTERS

OTHER MATTERS

As of the date of this proxy statement, the board of directors does not know of any other matters to be presented for consideration by the stockholders at the Annual Meeting. However, if any other matters not known are properly brought before the Annual Meeting, proxies will be voted at the discretion of the proxy holders in accordance with their judgment on such matters.

78

STOCKHOLDER PROPOSALS

STOCKHOLDER PROPOSALS

Stockholder proposals intended for inclusion in our proxy statement and form of proxy for the 2026 Annual Meeting of Stockholders must be submitted in writing to us at Hexcel Corporation, Attention: Corporate Secretary, Two Stamford Plaza, 281 Tresser Boulevard, Stamford, Connecticut 06901, must be received by us no later than November 25, 2025 and must comply in all other respects with SEC regulations relating to such inclusion.

Our Bylaws require that proposals of stockholders, other than proposals submitted for inclusion in our proxy statement and form of proxy, and nominations for the election of directors at the 2026 Annual Meeting of Stockholders be received by us not more than 150 days and not less than 120 days prior to the anniversary date of the immediately preceding annual meeting, or no earlier than December 9, 2025 and no later than January 8, 2026, and must be accompanied by additional information specified in our Bylaws, a copy of which may be obtained upon request to our Corporate Secretary at the address provided above.

In addition to satisfying the foregoing requirements under our Bylaws, including advance notice of director nominations, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the company’s nominees must provide notice that sets forth any additional information required by Rule 14a-19 under the Exchange Act no later than March 9, 2026. Such notice may be mailed to the Corporate Secretary at the address above or emailed to CorporateSecretary@hexcel.com.

2025 PROXY STATEMENT	79

ANNUAL REPORT

ANNUAL REPORT

We will mail, without charge, upon written request from any stockholder, a copy of our Annual Report to Stockholders containing the company’s audited consolidated financial statements for the year ended December 31, 2024. Requests should be addressed to Hexcel Corporation, Attention: Vice President, Investor Relations, Two Stamford Plaza, 281 Tresser Boulevard, Stamford, Connecticut 06901, or by email to InvestorRelations@hexcel.com.

80

ANNEX A

ANNEX A

Reconciliation of GAAP to Non-GAAP Income:

	Year Ended December 31,

(In millions, except earnings per share)	2024	2023

GAAP net income	$132.1	$105.7

Other operating expense, net of tax(1)	40.5	1.0

Other expense net of tax(2)	—	57.4

Tax benefit(3)	(4.1)	(9.3)

Adjusted net income (Non-GAAP)	$168.5	$154.8

Diluted Shares	83.0	85.5

Diluted Earnings per Share (GAAP)	$1.59	$1.24

Adjusted Diluted Earnings per Share (Non-GAAP)	$2.03	$1.81

(1)

The year ended December 31, 2024 included asset impairments and other charges primarily associated with our announced potential divestiture for our Neumarkt, Austria plant. The year ended December 31, 2024 also included restructuring costs. The year ended December 31, 2023 included a net gain of $0.8 million from the sale of the facility in Windsor, Colorado and restructuring costs.

(2)

The year ended December 31, 2023 included (i) a charge of $70.5 million related to the buy-out of the UK pension plan; (ii) a charge of $3.0 million (including the write-off of approximately $9 million in currency translation amounts) related to the sale of the joint venture interest in Malaysia; and (iii) a pre-tax gain of $1.9 million for the reversion of excess assets related to the UK pension plan.

(3)

The year ended December 31, 2024 included benefits associated with our research and development expenditures, partially offset by the recording of a valuation allowance in a foreign jurisdiction. The year ended December 31, 2024 also included a discrete tax benefit related to adjustments to our provision based on the finalization of prior year tax returns. The year ended December 31, 2023 included a discrete tax benefit primarily related to the true up of deferred tax items and a discrete tax benefit primarily related to adjustments to the provision based on the finalization of prior year tax returns.

We believe that adjusted net income and adjusted diluted net earnings per share, each of which is a non-GAAP financial measure, are meaningful to investors because they provide a view of Hexcel with respect to ongoing operating results exclusive of items that are not indicative of our underlying core performance or business trends. Special items represent significant charges or credits that are important to an understanding of Hexcel’s overall operating results in the periods presented. These non-GAAP measures are not presented in accordance with U.S. generally accepted accounting principles (“GAAP”) and should not be viewed in isolation or as an alternative to GAAP measures of performance. Our calculation of these measures may not be comparable to similarly titled measures used by other companies, and the measures exclude financial information that some may consider important in evaluating our performance.

2025 PROXY STATEMENT	A-1

ANNEX B

ANNEX B

HEXCEL CORPORATION

2016 EMPLOYEE STOCK PURCHASE PLAN

(As amended and restated effective May 8, 2025)

1.  Purpose. The Plan is intended to provide Employees of the Company and each Designated Subsidiary, with the opportunity to apply a portion of their compensation to the purchase of Common Stock of the Company in accordance with the terms of the Plan, to promote and increase the ownership of Common Stock by such Employees and to better align the interests of the Employees and the Company’s stockholders and to thereby increase overall stockholder value. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code. The Plan was originally adopted on May 5, 2016 and was amended and restated effective as of January 1, 2019 and as of February 3, 2021. The Plan is hereby amended and restated, as set forth herein, as of February 5, 2025, subject to and effective upon approval by the stockholders of the Company at the 2025 Annual Meeting of Stockholders.

The Company intends that the rights to purchase Common Stock of the Company granted under the Plan be considered options issued under an “employee stock purchase plan” as that term is defined in Section 423(b) of the Code (the “Section 423(b) Component”), although the Company makes no undertaking or representation to maintain such qualification. The provisions of the Section 423(b) Component shall be construed, administered and enforced in accordance with Section 423(b) of the Code. In addition, the Company may grant rights to purchase stock under the Plan that are not intended to meet the requirements of Section 423(b) of the Code, pursuant to rules, procedures or sub-plans adopted by the Company and designed to achieve tax, securities law or other objectives in one or more foreign jurisdictions (the “Non-423(b) Component”), provided that Employees who reside in the United States and are employed by the Company or a Subsidiary located in the United States will not be granted rights to purchase stock under the Non-423(b) Component. The Non-423(b) Component shall be administered as one or more separate sub-plans, distinct and apart from the Section 423(b) Component. However, except as otherwise provided herein, the Non-423(b) Component will be subject to the same terms, provisions and restrictions as in effect for the Section 423(b) Component.

2.  Definitions.

(a)  “Board” means the Board of Directors of the Company.

(b)  “Code” means the Internal Revenue Code of 1986, as amended.

(c)  “Committee” means the Compensation Committee of the Board or its authorized delegate.

(d)  “Common Stock” means the Common Stock, $0.01 par value, of the Company.

(e)  “Company” means Hexcel Corporation, a Delaware corporation.

(f)  “Compensation” means the base salary, straight time gross earnings, overtime, shift premium, including an Employee’s portion of any elective deferral contributed on the Employee’s behalf to a plan described in Section 401(k) of the Code, any amount excludable pursuant to Section 125 or 132(f) of the Code and any compensation deferral made under the Hexcel Nonqualified Deferred Compensation Plan (but excluding cash bonuses and commissions paid to an Employee, and income realized under equity awards). However, the Committee, in its sole discretion, may make one or more modifications to such definition with respect to Employees of a non-U.S. Designated Subsidiary which is eligible to participate in a Non-423(b) Component.

(g)  “Continuous Status as an Employee” means the absence of any interruption or termination of service as an Employee other than ordinary vacation and short-term disability absences. Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Company, provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

(h)  “Contributions” means all payroll deductions (or, where permitted by the Board or the Committee in the case of Participants in the Non-423(b) Component, contributions by means other than payroll deductions) credited to a Participant under the Plan.

(i)  “Designated Subsidiary” means a Subsidiary, if any, which has been designated by the Committee from time to time in its sole discretion as eligible to participate in the Plan and which is listed in Appendix A.

(j)  “Employee” means any employee of the Company or any Designated Subsidiary (as determined under Code Section 3401(c) and the regulations thereunder) who is customarily employed by the Company or any Designated Subsidiary for more than (20)

2025 PROXY STATEMENT	B-1

ANNEX B

hours per week and more than five months in a calendar year. Notwithstanding the foregoing, any employee who is a citizen or resident of a foreign jurisdiction (without regard to whether he or she is also a citizen or resident alien of the United States) shall be excluded from coverage under the Plan if the grant of an option under the Plan to such employee is prohibited under the laws of such jurisdiction or if compliance with the laws of the foreign jurisdiction would cause the Plan to violate the requirements of Code Section 423. Notwithstanding the foregoing, Employees of any non-U.S. Designated Subsidiary shall be eligible to be granted rights under the Non-423(b) Component even if such Employee’s customary employment with such non-U.S. Designated Subsidiary is less than twenty (20) hours per week and/or five (5) months per calendar year on the Offering Date, to the extent deemed advisable to comply with applicable law in one or more foreign jurisdictions, as determined by the Company.

(k)  “Enrollment Date” means the first business day of each Offering Period under the Plan.

(l)  “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(m)  “Exercise Date” means the last business day of each Offering Period of the Plan.

(n)  “Offering” means the offer for sale to eligible Employees of the Company and any Designated Subsidiary of shares of Common Stock at the price and subject to the other terms and conditions determined by the Committee in accordance with the terms of the Plan. The right to purchase shares of Common Stock pursuant to an Offering is sometimes referred to below as an option, and the commencement of an individual’s participation in an Offering is sometimes referred to as the granting of an option to such individual. One or more Offerings may be made under the Plan. Offerings may be consecutive or overlapping, and the terms of each Offering need not be identical provided the terms of the Plan and the Offering together satisfy the requirements of the Plan.

(o)  “Offering Date” means, with respect to an Offering, the date on which the Company completes the corporate action constituting an offer of stock for sale to an Employee, as determined under Section 1.421-1(c) of the U.S. Treasury Regulations, but without regard to the requirement that the minimum exercise price must be fixed or determinable in order for the corporate action to be considered complete. The Offering Date with respect to an Offering will be the same as the Enrollment Date for such Offering, provided the terms of the Offering designate, as of the Enrollment Date, a maximum number of shares of Common Stock or a formula for establishing the maximum number of shares of Common Stock that may be purchased by each Employee during the Offering. Unless the Committee specifies otherwise with respect to an Offering, the maximum number of shares of Common Stock that may be purchased by each Employee during an Offering shall be two thousand five hundred (2,500) shares, subject to the limitation described in Section 5(c) below. If the terms of an Offering do not designate, as of the Enrollment Date, a maximum number of shares of Common Stock or a formula for establishing the maximum number of shares of Common Stock that may be purchased by each Employee during the Offering, the Offering Date will be the same as the Exercise Date.

(p)  “Offering Period” means a period of up to twenty-seven (27) calendar months commencing on the Enrollment Date during which an Offering is made. The length of an Offering Period with respect to a particular Offering under the Plan shall be determined by the Committee in its discretion.

(q)  “Participant” means any Employee who is eligible to participate in an Offering pursuant to Section 3, who has delivered a Subscription Agreement to the Company with respect to such Offering, whose Continuous Status as an Employee has not terminated prior to the Exercise Date with respect to such Offering and who has not withdrawn pursuant to Section 10 hereof with respect to such Offering.

(r)  “Participation Termination Notice” has the meaning given thereto in Section 10 hereof.

(s)  “Plan” means this Employee Stock Purchase Plan.

(t) “Plan Account” means, with respect to each Participant, an account established or utilized by the Service Provider to record the purchase of shares from Contributions made by such Participant under the Plan.

(u)  “Service Provider” means the provider of recordkeeping and administrative services selected by the Company, from time to time, to recordkeep and administer the Plan for the Participants under the Plan.

(v)  “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting an option, each of the corporations other than the last corporation in the unbroken chain owns shares possessing fifty percent (50%) or more of the total combined voting power of all classes of shares in one of the other corporations in such chain.

3.  Eligibility.

(a)  With respect to any Offering under the Plan, any Employee whose Continuous Status as an Employee has been uninterrupted for the six (6)-month period immediately prior to the Enrollment Date with respect to such Offering shall be eligible to participate in such Offering, subject to the requirements of Section 5(a). An otherwise eligible Employee who has acquired less than six

B-2

ANNEX B

(6) months of uninterrupted Continuous Status as an Employee as of any Enrollment Date shall not be eligible to participate until the start of the next available Offering, even if such person should acquire six (6) months of uninterrupted Continuous Status as an Employee during the course of the current Offering. Notwithstanding the foregoing sentence, Employees of any Designated Subsidiary shall be eligible to be granted rights under the Non-423(b) Component even if such Employee’s uninterrupted Continuous Status as an Employee on the Offering Date is less than six (6) months, to the extent deemed advisable to comply with applicable law in one or more foreign jurisdictions, as determined by the Company.

(b)  Notwithstanding Section 3(a) or any provision of the Plan to the contrary, no Employee shall be granted an option under the Plan to the extent that immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary of the Company.

(c)  Notwithstanding Section 3(a) or any provision of the Plan to the contrary, the Committee may by resolution exclude from participation in the Plan, or from participation in an Offering Period, Employees who are “highly compensated employees” within the meaning of Section 414(q) of the Code, or only such Employees who are “highly compensated employees” and who also meet one or more of the characteristics specified in Section 1.423-2(e)(2)(ii) of the U.S. Treasury Regulations, as determined by the Committee in its discretion.

4.  Offering Periods; Terms Relating to Offerings.

(a)  The Plan shall be implemented by a series of consecutive Offering Periods. Unless otherwise determined by the Committee, each Offering Period shall be for a period of three (3) consecutive months and shall commence on the first day of each calendar quarter. The Committee shall have the power to change the duration and/or the frequency of Offering Periods with respect to future Offerings and shall use its reasonable efforts to announce such change at least fifteen (15) calendar days prior to the scheduled Enrollment Date of the first Offering Period to be affected. The Plan shall continue until terminated in accordance with Section 23 below.

(b)  The Committee shall set the terms and conditions of the Offering with respect to each Offering Period, consistent with the terms of the Plan. The terms and conditions of each Offering shall be communicated to the Employees eligible to participate in the Offering at least fifteen (15) calendar days in advance of the Enrollment Date with respect to the Offering. With respect to any Offering, options may be granted under the Offering only to eligible Employees and only to purchase Common Stock. With respect to any Offering, if any eligible Employee of the Company is granted an option under the Offering, then all eligible Employees of the Company shall be granted options under the same Offering, and if any eligible Employee of a Designated Subsidiary is granted an option under the Offering, then all eligible Employees of such Designated Subsidiary shall be granted options under the same Offering. Except as otherwise specifically permitted under Section 1.423-2(f) of the U.S. Treasury Regulations and the Plan, all Employees granted options under any Offering shall have the same rights and privileges, and the provisions applying to any one option under an Offering (including without limitation the provisions relating to the method of payment for the Common Stock and the determination of the applicable exercise price) shall be the same as the provisions which apply to any other option granted under the same Offering. The Committee shall have the authority to designate which Subsidiaries shall be eligible to participate in the Plan and whether such Subsidiaries shall participate in the Section 423(b) Component or the Non-423(b) Component of the Plan, provided that only U.S. Subsidiaries may participate in the Section 423(b) Component of the Plan. The Committee shall have the authority to adopt rules, procedures or sub-plans relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures for jurisdictions outside the United States. Without limiting the generality of the foregoing, the Committee is specifically authorized to adopt rules, procedures or sub-plans, which for purposes of the Non-423(b) Component may be outside the scope of Section 423 of the Code, regarding, but not limited to, eligibility to participate, the definition of Compensation (as defined in Section 2(f)), handling of payroll deductions, making of Contributions to the Plan (including, without limitation, in forms other than payroll deductions), establishment of bank or trust accounts to hold Contributions, payment of interest, conversion of local currency, obligations to pay payroll tax, withholding procedures and handling of stock certificates, all of which may vary with local requirements.

5.  Participation.

(a)  An Employee who is eligible to participate in the Plan pursuant to Section 3 hereof may become a Participant by completing a subscription agreement in the form provided by the Company (a “Subscription Agreement”) and filing it with the appropriate representative of the Company or the Designated Subsidiary that employs such Employee in accordance with the terms of the Subscription Agreement not later than fifteen (15) calendar days prior to any Enrollment Date, unless a later time for filing Subscription Agreements is established by the Committee for all eligible Employees with respect to a given Offering. Each Subscription Agreement

2025 PROXY STATEMENT	B-3

ANNEX B

shall authorize the payroll deductions to be made by the Company (if the Company is the Employee’s employer) or Designated Subsidiary (if the Designated Subsidiary is the Employee’s employer) from the Employee’s Compensation as Contributions to the Plan as provided in Section 6(a). To the extent required by local law, the Board or the Committee, in its discretion, may permit Employees to contribute to the Plan by means other than payroll deductions, provided that Contributions other than payroll deductions will be permissible only for Employees participating in the Non-423(b) Component. Each Subscription Agreement shall constitute the Employee’s election to participate in the Plan for the current and all subsequent Offering Periods until such time as (i) the Company has received Participation Termination Notice from such Employee pursuant to Section 10, (ii) a new Subscription Agreement designating a different level of participation is delivered to the Company by such Employee or (iii) the termination of such Employee’s Continuous Status as an Employee.

(b)  Payroll deductions (or, where permitted by the Board or the Committee in the case of Participants in the Non-423(b) Component, Contributions by means other than payroll deductions) with respect to each Participant shall commence on the first payday following the first Enrollment Date following the Company’s receipt of the applicable Subscription Agreement and shall end on the last payday on or prior to the termination of such Participant’s Continuous Status as an Employee, unless sooner terminated by the Participant as provided in Section 10. To the extent that the Participant elects to have a percentage of his or her Compensation deducted, payroll deductions shall automatically be increased or decreased to reflect changes in Compensation during such Offering Period, but a Participant shall not otherwise be entitled to increase or decrease his or her contribution rate during an Offering Period.

The Contributions made for each Participant shall be credited to the Participant pursuant to the Plan and shall be deposited with the general funds of the Company, unless otherwise required by applicable law of any foreign jurisdiction in which the Non-423(b) Component is administered.

(c)  Notwithstanding the foregoing or any other provision of the Plan to the contrary, no Employee shall be granted an option under the Plan to the extent that such Employee’s right to purchase stock under all employee stock purchase plans of the Company and any Subsidiary of Company, including this Plan, accrues at a rate which exceeds twenty-five thousand dollars ($25,000) of the Fair Market Value of such stock for any calendar year in which such option would be outstanding at any time. For purposes of this limit, the Fair Market Value of the stock shall equal the closing price of the stock as determined from the New York Stock Exchange Consolidated Tape on the Offering Date on which the option is granted. To the extent necessary to comply with the preceding sentence, the Committee may reduce or stop a Participant’s Contributions at any time during an Offering Period. The Participant’s Contributions shall recommence at the rate provided in such Participant’s Subscription Agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated earlier as provided in Section 10 hereof.

6.  Method of Payment of Contributions.

(a)  The Participant shall elect to have payroll deductions made on each payday during the Offering Period either (1) in a whole percentage amount of between one percent (1%) and not more than ten percent (10%) of such Participant’s Compensation on each such payday or (2) in a whole dollar amount (that shall be not less than $15.00 and not more $1,000.00) of such Participant’s Compensation on each such payday. The Committee may from time to time establish such other minimum and/or maximum payroll deduction amounts before an Offering Period begins and shall use its reasonable efforts to announce such change at least fifteen (15) calendar days prior to the scheduled Enrollment Date of the first Offering Period to be affected. All payroll deductions made with respect to a Participant shall be credited to the Participant pursuant to the Plan. A Participant may not make any additional payments outside of payroll deductions for purposes of participation in the Plan, unless such Participant is participating in the Non-423(b) Component and the Committee has approved such Contributions. Participants in the Non-423(b) Component that are permitted by the Committee to make Contributions by means other than payroll deduction, shall make the Contribution on each payday during the Offering Period in accordance with the limitations set forth by the Committee in its approval, which shall be credited to such Participant pursuant to the Plan. If the aggregate Contributions made by any Participant during an Offering Period are not sufficient to acquire one share of Common Stock in accordance with the provisions of the Plan, then such Contributions shall be refunded to the Participant as provided in Section 8.

(b)  A Participant may discontinue his or her participation in an Offering as provided in Section 10. A Participant may increase or decrease the rate of his or her Contributions for future Offerings by completing and filing with the Company a new Subscription Agreement no later than fifteen (15) calendar days prior to the Enrollment Date for the Offering for which such change will become effective. Subject to the prior sentence, the change in rate shall be effective as of the first pay period ending in the first new Offering Period following the date of filing of the new Subscription Agreement.

7.  Grant of Option. On the Enrollment Date with respect to each Offering, each Participant in such Offering shall be granted an option to purchase on the Exercise Date with respect to such Offering a number of shares of Common Stock determined by dividing

B-4

ANNEX B

such Participant’s Contributions accumulated during the Offering Period prior to such Exercise Date and not withdrawn pursuant to Section 10 hereof as of the Exercise Date by the applicable option exercise price for the Offering, as determined by the Committee. Unless otherwise determined by the Committee, the applicable option exercise price for each Offering shall be eighty-five percent (85%) of the closing price of the Common Stock as determined from the New York Stock Exchange Consolidated Tape on the Offering Date or the Exercise Date for that Offering, whichever is lower, or, if there were no sales of Common Stock on one or both of such dates, on the nearest date prior to either such date on which such closing price was recorded. The Committee shall have the power to change the option exercise price with respect to any Offering and shall use its reasonable efforts to announce such change at least fifteen (15) calendar days prior to the scheduled Enrollment Date of the first Offering Period to be affected. Notwithstanding the foregoing, the applicable option exercise price with respect to any Offering shall not be less than eighty-five percent (85%) of the closing price of the Common Stock as determined from the New York Stock Exchange Consolidated Tape on the Offering Date (if different than the Exercise Date) or the Exercise Date for that Offering, whichever is lower, or, if there were no sales of Common Stock on one or both of such dates, on the nearest date prior to either such date on which such closing price was recorded.

8.  Exercise of Option.

(a)  Unless a Participant withdraws from the Plan as provided in Section 10, a Participant’s Continuous Status as an Employee is terminated prior to the Exercise Date pursuant to Section 10, or the Participant’s Contributions during the Offering Period were insufficient to purchase at least one whole share of Common Stock, each Participant’s option for the purchase of shares for a particular Offering will be exercised automatically on the Exercise Date of the Offering Period with respect to such Offering and the maximum number of whole and fractional shares subject to the option will be purchased for the Participant at the applicable exercise price described in Section 7 with the Participant’s Contributions during such Offering Period. The shares of Common Stock purchased upon exercise of an option hereunder shall be deemed to be transferred to the Participant’s Plan Account on the Exercise Date. Any Contribution amounts not applied to the purchase of Common Stock pursuant to this Section 8 due to the Participant’s Contribution amount being insufficient to purchase at least one whole share of Common Stock, shall be refunded on or promptly after the applicable Exercise Date. Participants will have no interest (including any interest in any ordinary or special dividends) or voting right in shares of Common Stock that are subject to any option until such option has been exercised.

(b)  As promptly as reasonably practicable following each Exercise Date, the Company shall cause the shares purchased by each Participant to be credited to such Participant’s Plan Account. The Company will deliver to the Service Provider or its nominee appropriate documentation or other evidence representing all of the full and fractional shares that are to be allocated to each Participant’s Plan Account. New fractional shares shall be added to fractional shares previously allocated to the Participant’s Plan Account to form new whole shares. Upon termination of the Plan, the Service Provider shall redeliver to the Company all shares (including fractional shares) of Common Stock and any other assets that have not been allocated to Participants’ Plan Accounts. The whole shares of Common Stock in each Participant’s Plan Account shall be voted in accordance with the Participant’s signed proxy instructions duly delivered by mail or otherwise, in accordance with the rules applicable to stock listed on the New York Stock Exchange.

9.  Transfer. Upon the written request of a Participant delivered to the Service Provider to electronically transfer any number of shares held in the Plan Account by the Participant at the time of such notice, the Service Provider will either (i) cause that number of shares (including fractional shares) to be transferred electronically to the brokerage account designated by the Participant, or (ii) cause the number of whole shares that the Participant has requested to be transferred to be transferred electronically to a brokerage account designated by the Participant and pay to the Participant in cash an amount equal to the value of any fractional shares Participant has requested to be transferred.

10.  Withdrawal; Termination of Employment.

(a)  A Participant may cease participation in any Offering by withdrawing all but not less than all the Contributions credited to such Participant under the Plan, which have not been applied to the purchase of Common Stock, prior to the Exercise Date of the Offering Period, by giving written notice to the Company (a “Participation Termination Notice”) not less than twenty (20) calendar days prior to the Exercise Date of the Offering Period. Any Participation Termination Notice delivered subsequent to the twentieth calendar day prior to any Exercise Date shall not be effective during the Offering Period during which it was delivered, but will be effective as of the first day of the immediately succeeding Offering Period. Upon the effectiveness of a Participant’s Participation Termination Notice, all of the Participant’s Contributions, which have not been applied to the purchase of Common Stock will be paid to the Participant, without interest, on the last pay period of the Offering Period, provided a Participant Termination Notice was delivered not less than twenty (20) calendar days prior to the Exercise Date of the Offering Period, and his or her outstanding option will automatically terminate. An Employee who terminates his or her participation in an Offering will not be again eligible to participate until the Enrollment Date for the first Offering Period following the expiration of the Offering Period during which the Participant’s Participation Termination Notice becomes effective.

2025 PROXY STATEMENT	B-5

ANNEX B

(b)  Upon termination of a Participant’s Continuous Status as an Employee prior to the Exercise Date of the then current Offering Period for any reason, including retirement or death, such Participant’s Contributions which have not been applied to the purchase of Common Stock will be returned to him or her or, in the case of his or her death, to the executor or administrator of the estate of the Participant, without interest, and his or her outstanding option and future participation in the Plan will automatically terminate.

(c)  Other than as set forth in Section 10(a), a Participant’s withdrawal from an Offering under the Plan, whether voluntary or involuntary, will not affect his or her eligibility to participate in any Offering under the Plan in the future should he or she again qualify for participation in the Offering or in any offering under a similar plan which may hereafter be adopted by the Company.

11.  Interest. No interest shall accrue on the Contributions of a Participant in the Plan, except to the extent required by the laws of any applicable jurisdiction.

12.  Dividends. Each Plan Account shall be established with the following default dividend policy. Cash dividends, if any, paid with respect to the Common Stock held in a Participant’s Plan Account will be paid in cash unless the Participant directs the Service Provider otherwise in accordance with administrative procedures established by the Service Provider. The Committee shall have the right at any time or from time to time, upon written notice to the Service Provider, to change this default policy; provided that the Service Provider is technically capable to accommodate such new default dividend policy. Dividends paid with respect to shares of Common Stock in a form other than cash shall be credited to each Participant’s Plan Account as promptly as reasonably practicable following the dividend record date, and the Company shall deliver appropriate documentation to the Service Provider representing the shares of Common Stock or other property creditable with respect to any such dividend.

13.  Stock. The maximum number of shares of Common Stock which shall be reserved for sale under the Plan shall be 1,050,000 shares plus the number of shares reserved but unissued under the Company’s 2009 Employee Stock Purchase Plan upon its termination effective as of June 30, 2016 (subject to approval by the Company’s stockholders of this Plan). The number of shares reserved under this Plan shall be subject to adjustment upon changes in capitalization of the Company as provided in Section 19. Such shares shall be reserved from the Company’s authorized but unissued shares and/or treasury shares that are not otherwise reserved for issuance under any other plan or with respect to any convertible security. If the total number of shares which would otherwise be subject to options granted pursuant to Section 7 hereof on the Enrollment Date of an Offering Period exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Committee shall make a pro rata allocation of the shares remaining available for option grants in as uniform a manner as shall be practicable and as it shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each Participant affected thereby and shall reduce or cease future withholdings and Contributions under the Plan, if necessary. Only the number of shares that are issued pursuant to exercised options shall reduce the number of shares available under the Plan. Shares that become subject to options which are later terminated shall again be available under the Plan. Any or all of such shares may be sold pursuant to grants made under the Section 423(b) Component or the Non-423(b) Component.

14.  Administration.

(a)  Except as otherwise determined by the Board, the Committee shall administer the Plan. The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan and the determinations of the Board, to administer the Plan and to exercise all powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to determine, from time to time, eligible Employees; to interpret and construe the Plan and the provisions of the Subscription Agreements; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Offerings and Subscription Agreements and to cancel or suspend the participation of any Employee or group of Employees, and to make all other determinations deemed necessary or advisable for the administration of the Plan. To the extent permitted by applicable law, the Committee in its discretion may delegate any or all of its powers under the Plan to one or more officers or employees of the Company. The acts of any such delegates shall be treated hereunder as acts of the Committee with respect to any matters so delegated.

(b)  Except to the extent otherwise determined by the Board, all decisions, determinations and interpretations of the Committee shall be final and binding on all persons, including, without limitation, the Company, the Participants (or any person claiming any rights under the Plan from or through any Participant) and any stockholder.

(c)  No member of the Board or of the Committee shall be liable for any action or determination made in good faith, and the members of the Board or of the Committee shall be entitled to indemnification and reimbursement in the manner provided in the Company’s Certificate of Incorporation, or any applicable agreement, as each may be amended from time to time.

B-6

ANNEX B

15.  Designation of Beneficiary.

(a)  A Participant may elect the designation of a beneficiary who is to receive any shares of Common Stock and cash, if any, from the Participant’s Plan Account in the event of such Participant’s death with the Service Provider. Participants in the Non-423(b) Component shall not be permitted to designate a beneficiary, and shares of Common Stock and cash, if any, in the Participant’s Plan Account shall be distributed to the Participant’s estate.

(b)  In the event of the death of a Participant and in the absence of a beneficiary validly designated for the Plan Account, the Service Provider shall deliver such shares of Common Stock and/or cash to the executor or administrator of the estate of the Participant.

16.  Transferability. Neither a Participant’s Contributions nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 10. No Contribution made under this Plan or amount representing a Participant’s Plan Account balance shall be subject to execution, attachment or process. A Participant’s option to purchase shares of Common Stock under the Plan may be exercised during the Participant’s lifetime only by the Participant.

17.  Use of Funds. The Participants’ rights with respect to such Participant’s Contributions under the Plan shall be those of general creditors of the Company or of the applicable Designated Subsidiary. All Contributions received or held by the Company or a Designated Subsidiary under the Plan may be used for any corporate purpose, and the Company or Designated Subsidiary, as applicable, shall not be obligated to segregate such Contributions.

18.  Reports and Fees of Plan Accounts. Plan Accounts will be maintained for each Participant. Statements of account will be given to Participants promptly following each Exercise Date, which statements will set forth the total amount of such Participant’s Contributions during the most recently completed Offering Period, the per share purchase price and the number of shares purchased on the most recent Exercise Date, and the total number of shares and fractional shares represented by such Participant’s Plan Account. The Company shall pay the annual and any extraordinary maintenance fees for each Plan Account. The Participant will be responsible for paying all transaction fees not paid by the Company pursuant to the preceding sentence.

19.  Adjustments Upon Changes in Capitalization.

(a)  The number of shares of Common Stock covered by each unexercised option under the Plan and the number of shares of Common Stock which have been authorized for issuance under the Plan but which have not yet been issued and are not subject of an unexercised option (collectively, the “Reserves”), as well as the price per share of Common Stock covered by each option under the Plan for which the exercise price has been determined but which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration”. Such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

(b)  In the event of the proposed dissolution or liquidation of the Company, the then current Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Committee determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Exercise Date (the “New Exercise Date”). If the Committee shortens the Offering Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Committee shall use its reasonable efforts to notify each Participant in writing, at least ten (10) days prior to the New Exercise Date, that the Exercise Date for his or her option has been changed to the New Exercise Date and that his or her option will be exercised automatically on the New Exercise Date, unless prior to such date he or she has withdrawn from the Offering Period as provided in Section 10. For purposes of this Section 19, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of Common Stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the

2025 PROXY STATEMENT	B-7

ANNEX B

sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock).

20.  Amendment or Termination.

(a)  The Committee may at any time terminate the Plan or from time to time make such modifications or amendments of the Plan as it may deem advisable; provided, however, that no amendments to the Plan which require stockholder approval under applicable law, rule, regulation or stock exchange listing requirement shall become effective unless the same shall be approved by the requisite vote of the Company’s stockholders.

The Committee or the Board may make any modification or amendment to the Plan that it deems necessary or advisable in order to implement the Plan in a manner consistent with any law or regulation applicable to the Company or any Designated Subsidiary. The Committee shall inform all Participants and Employees eligible to participate in the Plan, who would be affected thereby, of any such modification or amendment. Except as provided in Section 19, no such termination may affect options previously granted, nor may an amendment make any change in any option theretofore granted which adversely affects the rights of any Participant, except as necessary to comply with any laws or governmental regulations or to ensure that the Section 423(b) Component and/or rights granted under the Section 423(b) Component comply with the requirements of Section 423 of the Code.

(b)  Without stockholder consent and without regard to whether any Participant rights may be considered to have been adversely affected, the Committee shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amounts withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of shares of Common Stock for each Participant properly correspond with amounts withheld from the Participant’s Compensation, and establish such other limitations or procedures as the Committee determines in its sole discretion advisable and consistent with the Plan.

21.  Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

22.  Conditions Upon Issuance of Shares.

(a)  Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended (the “Securities Act”), the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b)  If the issuance of any shares of Common Stock pursuant to the Plan is not so registered under the Securities Act, certificates for such shares shall bear a legend reciting the fact that such shares may only be transferred pursuant to an effective registration statement under the Securities Act or an opinion of counsel to the Company that such registration is not required. The Company may also issue “stop transfer” instructions with respect to such shares while they are subject to such restrictions.

(c)  The Company shall use its reasonable efforts to have the shares issued under the Plan listed on each securities exchange on which the Common Stock is then listed as promptly as possible. The Company shall not be obligated to issue or sell any shares under the Plan until they have been listed on each securities exchange on which the Common Stock is then listed.

(d)  The Company will promptly file with the Securities and Exchange Commission a registration statement on Form S-8 covering the issuance of the shares of Common Stock pursuant to this Plan, cause such registration statement to become effective, and keep such registration statement effective for the period that this Plan is in effect.

23.  Term of Plan. The Plan became effective upon its approval by the stockholders of the Company on May 5, 2016. The Plan shall continue in effect until the earliest to occur of (i) purchase of all shares of Common Stock subject to the Plan, (ii) May 5, 2031, and (iii) the date the Plan is terminated pursuant to Section 20.

24.  No Employment Rights. Nothing in the Plan (or in any Subscription Agreement or other document related to this Plan) will confer upon any Employee or Participant any right to continue in the employ or other service of the Company or any Subsidiary, constitute any contract or agreement of employment or other service or effect an Employee’s status as an Employee at will, nor shall

B-8

ANNEX B

interfere in any way with the right of the Company or any Subsidiary to change such person’s compensation or other benefits or to terminate his or her employment or other service, with or without cause. Nothing contained in this Section 24, however, is intended to adversely affect any express independent right of any such person under a separate employment or service contract other than a Subscription Agreement.

25.  No Right to Assets of the Company. No Participant or other person will have any right, title or interest in any fund or in any specific asset (including shares of Common Stock) of the Company or any Subsidiary by reason of any option granted hereunder. Neither the provisions of the Plan (or of any Subscription Agreement or other document related to the Plan), nor the creation or adoption of the Plan, nor any action taken pursuant to the provisions of the Plan will create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company or any Subsidiary and any Participant, beneficiary or other person. To the extent that a Participant, beneficiary or other person acquires a right to receive payment pursuant to the Plan, such right will be no greater than the right of any unsecured general creditor of the Company.

26.  Governing Law. To the extent that federal laws do not otherwise control, the Plan shall be construed in accordance with and governed by the laws of the State of Delaware.

27.  Savings Clause. This Plan is intended to comply in all aspects with applicable laws and regulations. In case any one or more of the provisions of this Plan shall be held invalid, illegal or unenforceable in any respect under applicable law and regulation, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and any invalid, illegal or unenforceable provision shall be deemed null and void; however, to the extent permissible by law, any provision which could be deemed null and void shall first be construed, interpreted or revised retroactively to permit this Plan to be construed in compliance with all applicable laws so as to foster the intent of this Plan.

28.  Taxes. Regardless of any action the Company and/or the Participant’s employer (the “Employer”) take with respect to any or all income tax (including U.S. federal, state and local tax and/or non-U.S. tax), social insurance, payroll tax, payment on account or other tax-related items related to the Participant’s participation in the Plan and legally applicable to the Participant (“Tax-Related Items”), the ultimate liability for all Tax-Related Items is and remains the Participant’s responsibility. The Company makes no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Plan, including the grant of rights to purchase Common Stock of the Company, the subsequent sale of any shares of Common Stock acquired at exercise and the receipt of any dividends. If required by applicable law, the Company reserves the right to withhold all applicable Tax-Related Items from any wages or other cash compensation paid to the Participant by the Company and/or the Employer. Alternatively, or in addition to the foregoing, the Company, at its discretion, may satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following: (i) withholding otherwise deliverable shares of Common Stock; or (ii) withholding from the proceeds of the sale of shares of Common Stock acquired at purchase either through a voluntary sale or through a mandatory sale arranged by the Company (on the Participant’s behalf and at the Participant’s direction pursuant to this authorization). The Company may refuse to issue or deliver the shares or the proceeds of the sale of shares of Common Stock if the Participant fails to comply with his or her obligations in connection with the Tax-Related Items.

29.  Section 409A of the Code. The Section 423(b) Component is exempt from the application of Section 409A of the Code. The Non-423(b) Component is intended to be exempt from Section 409A of the Code under the short-term deferral exception and any ambiguities shall be construed and interpreted in accordance with such intent. In the case of a Participant who would otherwise be subject to Section 409A of the Code, to the extent an option to purchase shares of Common Stock or the payment, settlement or deferral thereof is subject to Section 409A of the Code, the option to purchase shares of Common Stock shall be granted, paid, exercised, settled or deferred in a manner that will comply with Section 409A of the Code, including the final regulations and other guidance issued with respect thereto. Notwithstanding the foregoing, the Company shall have no liability to a Participant or any other party if the option to purchase shares under the Plan that is intended to be exempt from or compliant with Section 409A of the Code is not so exempt or compliant or for any action taken by the Board or the Committee with respect thereto.

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2025 PROXY STATEMENT	B-9

HEXCEL CORPORATION ATTN: KURT GODDARD 2 STAMFORD PLAZA 281 TRESSER BLVD., 16TH FLOOR STAMFORD, CT 06901-3261 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Daylight Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting—Go to www.virtualshareholdermeeting.com/HXL2025 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Daylight Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V62733-P22714 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY HEXCEL CORPORATION The Board of Directors recommends you vote FOR each of the following nominees: 1. Election of Directors Nominees: For Against Abstain 1a. Thomas C. Gentile III 1b. Jeffrey C. Campbell 1c. James J. Cannon 1d. Cynthia M. Egnotovich 1e. Guy C. Hachey 1f. Dr. Patricia A. Hubbard 1g. David H. Li 1h. Nick L. Stanage 1i. Catherine A. Suever The Board of Directors recommends you vote FOR For Against Abstain Proposals 2, 3 and 4. 2. Advisory non-binding vote to approve 2024 executive compensation. 3. Ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm for 2025. 4. Amendment and Restatement of the Company’s 2016 Employee Stock Purchase Plan. NOTE: To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. V62734-P22714 HEXCEL CORPORATION THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS Annual Meeting of Stockholders May 8, 2025 The undersigned stockholder(s) of Hexcel Corporation (Hexcel) hereby appoint(s) Thomas C. Gentile III, Patrick J. Winterlich and Gail E. Lehman, and each of them, the lawful attorneys and proxies of the undersigned, each with powers of substitution, to vote all shares of common stock of Hexcel held of record by the undersigned on March 13, 2025 at the Annual Meeting of Stockholders to be held via live webcast at www.virtualshareholdermeeting.com/HXL2025, on May 8, 2025 at 10:30 a.m., Eastern Daylight Time, and at any and all adjournments or postponements thereof, with all the powers the undersigned would possess if personally present and voting upon the following matters. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSALS 2-4. THE PROXIES ARE ALSO AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE ANNUAL MEETING OF STOCKHOLDERS. Continued and to be signed on reverse side